As filed with the Securities and Exchange Commission on April 25, 2007
                                                  Commission File Nos. 333-70472
                                                                       811-08664

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-4
                                 --------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                | |

Post-Effective Amendment No. 37            |X|

                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 114                          |X|

                                 --------------
                      JACKSON NATIONAL SEPARATE ACCOUNT - I
                           (Exact Name of Registrant)
                                 --------------

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                    1 Corporate Way, Lansing, Michigan 48951
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (517) 381-5500

                              Thomas J. Meyer, Esq.
              Senior Vice President, Secretary and General Counsel
                     Jackson National Life Insurance Company
                                 1 Corporate Way
                                Lansing, MI 48951
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Anthony L. Dowling, Esq.
                     Jackson National Life Insurance Company
                                 1 Corporate Way
                                Lansing, MI 48951


It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b)
_X_  on April 30, 2007, pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on [date] pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts.

                             FIFTH THIRD PERSPECTIVE

              FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

                                    ISSUED BY
               JACKSON NATIONAL LIFE INSURANCE COMPANY(R) THROUGH
                      JACKSON NATIONAL SEPARATE ACCOUNT - I



THE DATE OF THIS PROSPECTUS IS APRIL 30, 2007, which states the information about the separate account, the Contract, and Jackson National Life Insurance Company ("JacksonSM") you should know before investing. THIS PROSPECTUS PROVIDES A DESCRIPTION OF THE MATERIAL RIGHTS AND OBLIGATIONS UNDER THE CONTRACT. YOUR CONTRACT AND ANY ENDORSEMENTS ARE THE FORMAL CONTRACTUAL AGREEMENT BETWEEN YOU AND THE COMPANY. IT IS IMPORTANT THAT YOU READ THE CONTRACT AND ENDORSEMENTS, WHICH REFLECT STATE OR OTHER VARIATIONS. This information is meant to help you decide if the Contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about the separate account can be found in the statement of additional information ("SAI") dated April 30, 2007, that is available upon request without charge. To obtain a copy, contact us at our:


                                 ANNUITY SERVICE CENTER
                                 P.O. BOX 17240
                                 DENVER, COLORADO 80217-0240
                                 1-800-766-4683
                                 WWW.JNL.COM


This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing a Contract, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. We also reserve the right to refuse any premium payment. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

In addition, two new optional Guaranteed Minimum Withdrawal Benefits, LifeGuard AscentSM and LifeGuard Ascent with Joint OptionSM, may not yet be approved for sale in your state. In the event these optional benefits are not yet approved in your state, the following Guaranteed Minimum Withdrawal Benefits available prior to April 30, 2007, will continue to be available to you: LifeGuard ProtectorSM, LifeGuard Protector PlusSM, LifeGuard Protector with Joint OptionSM and LifeGuard Protector Plus with Joint OptionSM. In all other states, LifeGuard Ascent and LifeGuard Ascent with Joint Option will replace these previously available Guaranteed Minimum Withdrawal Benefits. The representative assisting you will advise you whether an optional benefit is available and which one remains available to you. You or your representative may contact our Annuity Service Center to see whether and which new optional benefits have been approved for sale in your state.


Expenses for a Contract with a Contract Enhancement will be higher than those for a Contract without a Contract Enhancement, and in some cases the amount of a Contract Enhancement may be more than offset by those expenses.

We offer other variable annuity products with different product features, benefits and charges. In some states, you may purchase the Contract through an automated electronic transmission/order ticket verification procedure. Ask your representative about availability and the details.


The SAI is incorporated by reference into this prospectus, and its table of contents begins on page 167. The prospectus and SAI are part of the registration statement that we filed with the Securities and Exchange Commission ("SEC") about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.


--------------------------------------------------------------------------------

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES OFFERED THROUGH THIS PROSPECTUS DISCLOSURE. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE. WE DO NOT INTEND FOR THIS PROSPECTUS TO BE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THIS IS NOT PERMITTED.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    o Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit o Not insured by any federal agency
--------------------------------------------------------------------------------

   THE CONTRACT MAKES AVAILABLE FOR INVESTMENT FIXED AND VARIABLE INVESTMENT OPTIONS. THE VARIABLE OPTIONS AVAILABLE ARE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT, EACH OF WHICH INVESTS IN ONE OF THE FOLLOWING FUNDS - ALL CLASS A SHARES (THE "FUNDS"):

   VARIABLE INSURANCE FUNDS

   Fifth Third Disciplined Value VIP Fund
   Fifth Third Mid Cap VIP Fund
   Fifth Third Quality Growth VIP Fund
   Fifth Third Balanced VIP Fund

   JNL SERIES TRUST

   JNL/AIM Large Cap Growth Fund
   JNL/AIM Real Estate Fund
   JNL/AIM Small Cap Growth Fund

   JNL/Credit Suisse Global Natural Resources Fund
   JNL/Credit Suisse Long/Short Fund
   JNL/Eagle Core Equity Fund
   JNL/Eagle SmallCap Equity Fund

   JNL/FI BALANCED FUND
     (FORMERLY, JNL/FMR BALANCED FUND)
   JNL/FI MID-CAP EQUITY FUND
     (FORMERLY, JNL/FMR CAPITAL GROWTH MID-CAP EQUITY FUND)

   JNL/Franklin Templeton Founding Strategy Fund
   JNL/Franklin Templeton Global Growth Fund
   JNL/Franklin Templeton Income Fund
   JNL/Franklin Templeton Mutual Shares Fund
   JNL/Franklin Templeton Small Cap Value Fund
   JNL/GOLDMAN SACHS CORE PLUS BOND FUND
     (FORMERLY, JNL/WESTERN ASSET STRATEGIC BOND FUND)

   JNL/Goldman Sachs Mid Cap Value Fund
   JNL/Goldman Sachs Short Duration Bond Fund
   JNL/JPMorgan International Equity Fund
   JNL/JPMorgan International Value Fund

   JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET
     U.S. GOVERNMENT & QUALITY BOND Fund)

   JNL/Lazard Emerging Markets Fund
   JNL/Lazard Mid Cap Value Fund
   JNL/Lazard Small Cap Value Fund
   JNL/Mellon Capital Management S&P 500 Index Fund
   JNL/Mellon Capital Management S&P 400 MidCap Index Fund
   JNL/Mellon Capital Management Small Cap Index Fund
   JNL/Mellon Capital Management International Index Fund
   JNL/Mellon Capital Management Bond Index Fund
   JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

   JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND
   JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND
   JNL/Oppenheimer Global Growth Fund
   JNL/PIMCO Real Return Fund
   JNL/PIMCO Total Return Bond Fund
   JNL/PPM AMERICA HIGH YIELD BOND FUND
     (FORMERLY, JNL/WESTERN ASSET HIGH YIELD BOND FUND)
   JNL/PPM America Value Equity Fund
   JNL/Putnam Equity Fund
   JNL/Putnam Midcap Growth Fund
   JNL/Select Balanced Fund
   JNL/Select Global Growth Fund
   JNL/Select Large Cap Growth Fund
   JNL/Select Money Market Fund
   JNL/Select Value Fund
   JNL/T. Rowe Price Established Growth Fund
   JNL/T. Rowe Price Mid-Cap Growth Fund
   JNL/T. Rowe Price Value Fund
   JNL/S&P Managed Conservative Fund
   JNL/S&P Managed Moderate Fund
   JNL/S&P Managed Moderate Growth Fund
   JNL/S&P Managed Growth Fund
   JNL/S&P Managed Aggressive Growth Fund


JNL VARIABLE FUND LLC


JNL/Mellon Capital Management DowSM 10 Fund
JNL/Mellon Capital Management S&P(R) 10 Fund
JNL/Mellon Capital Management Global 15 Fund
JNL/Mellon Capital Management Nasdaq(R) 15 Fund
JNL/Mellon Capital Management Value Line(R) 25 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management S&P(R) 24 Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fun d
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND
JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

HIGHLIGHTED ARE THE FUNDS THAT ARE NEWLY AVAILABLE OR RECENTLY UNDERWENT NAME CHANGES, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. THE FUNDS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE FUNDS ARE ATTACHED TO THIS PROSPECTUS.

                                TABLE OF CONTENTS

GLOSSARY..................................................................  2

KEY FACTS.................................................................  3

FEES AND EXPENSES TABLES..................................................  4


EXAMPLE...................................................................  14


THE ANNUITY CONTRACT......................................................  15

JACKSON...................................................................  16

THE FIXED ACCOUNT.........................................................  16

THE SEPARATE ACCOUNT......................................................  18

INVESTMENT DIVISIONS......................................................  18

CONTRACT CHARGES..........................................................  27


DISTRIBUTION OF CONTRACTS.................................................  45

PURCHASES.................................................................  47

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS..............................  54

TELEPHONE AND INTERNET TRANSACTIONS.......................................  56

ACCESS TO YOUR MONEY......................................................  57


INCOME PAYMENTS (THE INCOME PHASE)........................................  143

DEATH BENEFIT.............................................................  148


TAXES.....................................................................  157

OTHER INFORMATION.........................................................  161

PRIVACY POLICY............................................................  163


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............  167

APPENDIX A (about Dow Jones)..............................................  A-1

APPENDIX B (Contract Enhancement Recapture Charges).......................  B-1


APPENDIX C (GMWB Prospectus Examples).....................................  C-1

APPENDIX D (GMAB Prospectus Examples).....................................  D-1

APPENDIX E (Broker-Dealer Support)........................................  E-1

APPENDIX F (Accumulation Unit Values).....................................  F-1

                                    GLOSSARY

THESE TERMS ARE CAPITALIZED WHEN USED THROUGHOUT THIS PROSPECTUS BECAUSE THEY HAVE SPECIAL MEANING. IN READING THIS PROSPECTUS, PLEASE REFER BACK TO THIS GLOSSARY IF YOU HAVE ANY QUESTIONS ABOUT THESE TERMS.

ACCUMULATION UNIT - a unit of measure we use to calculate the value in an Investment Division prior to the Income Date.

ANNUITANT - the natural person on whose life annuity payments for this Contract are based. The Contract allows for the naming of joint Annuitants. Any reference to the Annuitant includes any joint Annuitant.

ANNUITY UNIT - a unit of measure we use in calculating the value of a variable annuity payment on and after the Income Date.

BENEFICIARY - the natural person or legal entity designated to receive any Contract benefits upon the Owner's death. The Contract allows for the naming of multiple Beneficiaries.

COMPLETED YEAR - the succeeding twelve months from the date on which we receive a premium payment.

CONTRACT - the individual deferred variable and fixed annuity contract and any optional endorsements you may have selected.

CONTRACT ANNIVERSARY - each one-year anniversary of the Contract's Issue Date.

CONTRACT ENHANCEMENT - a credit that we will make to each premium payment you make during the first Contract Year.

CONTRACT VALUE - the sum of your allocations between the Contract's Investment Divisions and Fixed Account.

CONTRACT YEAR - the succeeding twelve months from a Contract's Issue Date and every anniversary.

EXCESS INTEREST ADJUSTMENT - an adjustment to the Contract Value allocated to the Fixed Account that is withdrawn, transferred, or annuitized before the end of the period.


FIXED ACCOUNT - part of our General Account to which the Contract
Value you allocate is guaranteed to earn a stated rate of return over the specified period. The Fixed Account consists of Contract Value allocated to one or more of the Fixed Account Options and/or to the Guaranteed Minimum Accumulation Benefit (GMAB) Fixed Account.

FIXED ACCOUNT OPTION - a Contract option within the Fixed Account for a specific period under which a stated rate of return will be credited.


GENERAL ACCOUNT - the General Account includes all our assets, including any Contract Value you allocate to the Fixed Account, which are available to our creditors.

GOOD ORDER - when our administrative requirements are met for any requested action or change, including that we have received sufficient supporting documentation.


GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) FIXED ACCOUNT - part of our General Account to which, if you elect the GMAB, a certain percentage of Contract Value is required to be allocated for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period. The Contract Value allocated to the GMAB Fixed Account will earn a stated rate of return over the Guarantee Period subject to certain possible adjustments.


INCOME DATE - the date on which you begin receiving annuity payments.

ISSUE DATE - the date your Contract is issued.

INVESTMENT DIVISION - one of multiple variable options of the Separate Account to allocate your Contract's value, each of which exclusively invests in a different available Fund. The Investment Divisions are called variable because the return on investment is not guaranteed.


JACKSON, JNL, WE, OUR, OR US - Jackson National Life Insurance Company. (We do not capitalize "we," "our," or "us" in the prospectus.)


OWNER, YOU OR YOUR - the natural person or legal entity entitled to exercise all rights and privileges under the Contract. Usually, but not always, the Owner is the Annuitant. The Contract allows for the naming of joint Owners. (We do not capitalize "you" or "your" in the prospectus.) Any reference to the Owner includes any joint Owner.

SEPARATE ACCOUNT - Jackson National Separate Account - I.

                                                     KEY FACTS

THE IMMEDIATELY FOLLOWING TWO SECTIONS BRIEFLY INTRODUCE THE CONTRACT (AND ITS BENEFITS AND FEATURES) AND ITS COSTS; HOWEVER, PLEASE CAREFULLY READ THE WHOLE PROSPECTUS AND ANY RELATED DOCUMENTS BEFORE PURCHASING THE CONTRACT TO BE SURE THAT IT WILL MEET YOUR NEEDS.

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---------- -------------------------- --------------------------------------------------------------------------------
           ALLOCATION OPTIONS         The Contract makes available
                                      Investment Divisions and a Fixed Account
                                      for allocation of your premium payments
                                      and Contract Value. For more information
                                      about the fixed options, please see "THE
                                      FIXED ACCOUNT" beginning on page 16. For
                                      more information about the Investment
                                      Divisions, please see "INVESTMENT
                                      DIVISIONS" beginning on page 18.
---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

           INVESTMENT PURPOSE         The Contract is intended to help
                                      you save for retirement or another
                                      long-term investment purpose. The Contract
                                      is designed to provide tax deferral on
                                      your earnings, if it is not issued under a
                                      qualified retirement plan. Qualified plans
                                      confer their own tax deferral. For more
                                      information, please see "TAXES" beginning
                                      on page 157.

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

           FREE LOOK                  If you change your mind about having purchased the Contract, you may return it without penalty.  There are conditions and limitations, including time limitations, depending on where you live.  For more information, please see
                                      "FREE LOOK" beginning on page 161.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the
                                      Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

           PURCHASES                  There are minimum and maximum premium requirements.  You may elect to receive a credit on your premium payments during the first Contract Year, subject to fees, conditions and limitations.  If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year.  The Contract also has two premium protection options, namely the Capital Protection Program and the Guaranteed Minimum Accumulation Benefit (GMAB), respectively.  If the GMAB is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the GMAB is in effect.  For more information about both options, please see "PURCHASES" beginning on page 47.

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

           WITHDRAWALS                Before the Income Date, there are a number
                                      of ways to access your Contract Value,
                                      generally subject to a charge or
                                      adjustment, particularly during the early
                                      Contract Years. There are also a number of
                                      optional withdrawal benefits available.
                                      The Contract has a free withdrawal
                                      provision and waives the charges and
                                      adjustments in the event of some
                                      unforeseen emergencies. For more
                                      information, please see "ACCESS TO YOUR
                                      MONEY" beginning on page 57.

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------
           INCOME PAYMENTS            There are a number of income
                                      options available, including an optional,
                                      guaranteed minimum income benefit. For
                                      more information, please see "INCOME
                                      PAYMENTS (THE INCOME PHASE)" beginning on
                                      page 143.
---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------

---------- -------------------------- --------------------------------------------------------------------------------
---------- -------------------------- --------------------------------------------------------------------------------
           DEATH BENEFIT              The Contract has a death benefit
                                      that becomes payable if you die before the
                                      Income Date. There are also a number of
                                      optional death benefits available. For
                                      more information, please see "DEATH
                                      BENEFIT" beginning on page 148.
---------- -------------------------- --------------------------------------------------------------------------------

                            FEES AND EXPENSES TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN PURCHASING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU PURCHASE THE CONTRACT, SURRENDER THE CONTRACT OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

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                                             OWNER TRANSACTION EXPENSES

      Front-end Sales Load                                                                                 None
      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      Maximum Withdrawal Charge (1) -
             PERCENTAGE OF PREMIUM WITHDRAWN, IF APPLICABLE                                                8.5%
      ------ --------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      Maximum Contract Enhancement Recapture Charge 2 -
             PERCENTAGE OF THE CORRESPONDING FIRST YEAR PREMIUMS WITHDRAWN WITH A CONTRACT ENHANCEMENT     4.5%
      ------ --------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      Maximum Premium Taxes 3 -
             PERCENTAGE OF EACH PREMIUM                                                                    3.5%
      ------ --------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------



      Commutation Fee:  If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by
             (a) minus (b) where:

             o        (a) = the present value of the remaining income payments
                      (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

             o        (b) = the present value of the remaining income payments
                      (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).


      ------ ------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------- --------

      Transfer Charge (4) -
             PER TRANSFER AFTER 15 IN A CONTRACT YEAR                                                      $25
      ------ --------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      Expedited Delivery Charge (5)                                                                        $22.50
      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

----- ---------------------------------------------------------------------------------------------------- -------- --

(1)     There may be a withdrawal charge on these withdrawals of Contract Value:
        withdrawals in excess of the free withdrawal amounts; withdrawals under a tax-qualified Contract that exceed the required minimum distributions of the Internal Revenue Code; withdrawals in excess of the free withdrawal amount to meet the required minimum distributions of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity
        (IRA), or to meet the required minimum distributions of a Roth IRA annuity; a total withdrawal; and withdrawals on an Income Date that is within one year of the Issue Date. The withdrawal charge is a schedule lasting seven Completed Years, and there are two optional withdrawal charge schedules (that are shorter) available:

                   Completed Years Since Receipt Of Premium -
                                 0        1        2        3       4        5        6        7+
     --------------------------- -------- -------- -------- ------- -------- -------- -------- -------
     --------------------------- -------- -------- -------- ------- -------- -------- -------- -------
     Base                        8.5%     8%       7%       6%      5%       4%       2%       0
         Schedule
     --------------------------- -------- -------- -------- ------- -------- -------- -------- -------
     --------------------------- -------- -------- -------- ------- -------- -------- -------- -------
     Five-year                   8%       7%       6%       4%      2%       0        0        0
         Schedule
     --------------------------- -------- -------- -------- ------- -------- -------- -------- -------
     --------------------------- -------- -------- -------- ------- -------- -------- -------- -------
     Three-year                  7.5%     6.5%     5%       0       0        0        0        0
     Schedule

(2) Contract Enhancements (C.E.) are subject to recapture charges in addition to asset-based charges for specified periods. There may be a recapture charge on these withdrawals of Contract Value with a Contract
        Enhancement: if the Contract is returned during the free look period;
        withdrawals in excess of the free withdrawal amounts; withdrawals that exceed the required minimum distributions of the Internal Revenue Code;
        a total withdrawal; and withdrawals on an Income Date that is within the recapture charge schedule. The recapture charge schedule is based on Completed Years and depends on your Contract Enhancement:

                                      Completed Years Since Receipt Of Premium -
                                      0       1        2        3        4        5       6        7+
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- --------
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- --------
         2% C.E.                      2%      2%       1.25%    1.25%    0.5%     0       0        0
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- --------
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- --------
         3% C.E.*                     3%      3%       2%       2%       2%       1%      1%       0
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- --------
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- --------
         4% C.E.                      4%      4%       2.5%     2.5%     2.5%     1.25%   1.25%    0
         ---------------------------- ------- -------- -------- -------- -------- ------- -------- ------
         5% C.E.                      4.5%    3.75%    3.25%    2.75%    2%       1.25%   1%       0


        * No longer offered as of January 16, 2007.

        Please note that if you elected the 5% Contract Enhancement and return your Contract during the free look period, the entire amount of the Contract Enhancement will be recaptured.

(3)     Premium taxes generally range from 0 to 3.5% and vary by state.

(4) We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

(5) For overnight delivery on Saturday; otherwise, the overnight delivery charge is $10 for withdrawals. We also charge $20 for wire transfers in connection with withdrawals.

THE NEXT TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FUNDS' FEES AND EXPENSES.

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                                                  PERIODIC EXPENSES

      BASE CONTRACT

      Annual Contract Maintenance Charge (6)                                                               $35

      Separate Account Annual Expenses
              ANNUAL PERCENTAGE OF AVERAGE DAILY ACCOUNT VALUE OF INVESTMENT DIVISIONS                     1.25%


      Mortality And Expense Risk Charge                                                         1.10%

      Administration Charge (7)                                                                 0.15%

      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------
      Total Separate Account Annual Expenses for Base Contract                                             1.25%
      ---------------------------------------------------------------------------------------------------- --------
      ---------------------------------------------------------------------------------------------------- --------

----------------------------------------------------------------------------------------------------------------------


      OPTIONAL ENDORSEMENTS - The following optional endorsement charges are based on average account value: EarningsMax(R), the 5% Contract
      Enhancement, the 4% Contract Enhancement, the 3% Contract Enhancement, the
      2% Contract Enhancement, the Five-Year Withdrawal Schedule, the Three-Year
      Withdrawal Schedule, the 20% Additional Free Withdrawal and all of the optional death benefits. Please see footnotes 12-26 for those charges that are not based on average account value.


      A VARIETY OF OPTIONAL ENDORSEMENTS TO THE CONTRACT ARE AVAILABLE. YOU MAY
      SELECT ONE OF EACH GROUPING BELOW. (8)

      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------- ----------
      Earnings Protection Benefit Maximum Annual Charge ("EarningsMax") (9)                              0.45%
      -------------------------------------------------------------------------------------------------- ----------
      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------- ----------
      5% Contract Enhancement Maximum Annual Charge (10)                                                 0.695%
      4% Contract Enhancement Maximum Annual Charge (10)                                                 0.56%
      3% Contract Enhancement Maximum Annual Charge (no longer offered as of January 16, 2007) (10)      0.42%
      2% Contract Enhancement Maximum Annual Charge (11)                                                 0.395%
      -------------------------------------------------------------------------------------------------- ----------
      --------------------------------------------------- ---------------------------------------------------------

      --------------------------------------------------- ---------------------------------------------------------
      -------------------------------------------------------------------------------------------------- ----------

      Guaranteed Minimum Income Benefit (GMIB) Maximum Annual Charge (no longer
         offered as of January 16, 2007) ("FutureGuardSM") (12)                                          0.60%
      Guaranteed Minimum Accumulation Benefit ("GMAB") Maximum Annual Charge (13)                        1.00%
      7% Guaranteed Minimum Withdrawal Benefit (GMWB) Maximum Annual Charge ("SafeGuard 7 PlusSM") (14)  0.75%
      5% GMWB With Annual Step-Up Maximum Annual Charge ("AutoGuard 5SM," formerly "AutoGuardSM ") (15)  1.45%
      6% GMWB With Annual Step-Up Maximum Annual Charge ("AutoGuard 6SM")(16)                            1.60%
      5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of January 16, 2007)
         ("MarketGuard 5SM") (17)                                                                        0.50%
      5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of April 30,
         2007) ("LifeGuard Protector") (18)                                                              1.45%
      5% for Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge  ("LifeGuard AdvantageSM,"
         formerly "LifeGuard Protector AdvantageSM") (19)                                                1.50%
      5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered as of
         January 16, 2007) ("LifeGuard Protector Plus") (20)                                             1.45%
      Joint 5% for Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as
         of April 30, 2007) ("LifeGuard Protector with Joint Option") (21)                               1.60%
         Joint 5% for Life GMWB With Bonus and 5-Year Step-Up Maximum Annual Charge (no longer offered
         as of January 16, 2007) ("LifeGuard Protector Plus with Joint Option") (22)                     1.70%
      For Life GMWB With Annual Step-Up Maximum Annual Charge ("LifeGuard Ascent") (23)                  1.50%
      Joint For Life GMWB With Annual Step-Up Maximum Annual Charge ("LifeGuard Ascent With Joint
         Option") (24)                                                                                   1.70%
      5% For Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006) ("LifeGuard 5(R)")
         (25)                                                                                            1.30%
      4% For Life GMWB Maximum Annual Charge (no longer offered as of May 1, 2006) ("LifeGuard 4(R)")
         (26)                                                                                            0.85%

      -------------------------------------------------------------------------------------------------- ----------
      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------- ----------
      Five-year Withdrawal Schedule Maximum Annual Charge                                                0.30%
      Three-year Withdrawal Schedule Maximum Annual Charge (no longer offered as of May 1, 2006)         0.45%
      -------------------------------------------------------------------------------------------------- ----------
      -------------------------------------------------------------------------------------------------- ----------

      -------------------------------------------------------------------------------------------------- ----------
      -------------------------------------------------------------------------------------------------- ----------
      20% Additional Free Withdrawal Maximum Annual Charge                                               0.30%
      -------------------------------------------------------------------------------------------------- ----------
      -------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------- ----------

       5% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) (27)    0.70%
       4% Roll-up Death Benefit Maximum Annual Charge (no longer offered as of January 16, 2007) (28)    0.50%
       Highest Anniversary Value Death Benefit Maximum Annual Charge (29)                                0.40%
       Combination 5% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (30)     0.80%
       Combination 4% Roll-up and Highest Anniversary Value Death Benefit Maximum Annual Charge (no
         longer offered as of January 16, 2007) (31)                                                     0.60%

      -------------------------------------------------------------------------------------------------- ----------

----- ------------------------------------------------------------------------------------------------------------- --

(6) This charge is waived on Contract Value of $50,000 or more. This charge is deducted proportionally from your allocations to the Investment Divisions and Fixed Account either annually (on your Contract Anniversary) or in conjunction with a total withdrawal, as applicable.


(7) This charge is waived on initial premiums of $1 million or more, but we may reverse the waiver and reinstate the Administrative Charge if your withdrawals during the first year of the Contract cause the Contract Value to drop below $1 million.

(8) Some optional endorsements are only available to select when purchasing the Contract and once purchased cannot be canceled. The 5%, 4% and 3% (if elected PRIOR TO JANUARY 16, 2007) Contract Enhancements and the Three-year Withdrawal Schedule (if elected PRIOR TO MAY 1, 2006) are NOT available if you select the 20% Additional Free Withdrawal endorsement and vice versa. Also, you may NOT select both the Guaranteed Minimum Income Benefit (no longer offered as of January 16, 2007) and any Guaranteed Minimum Withdrawal Benefits. In addition, the Guaranteed Minimum Accumulation Benefit may NOT be selected in combination with any Contract Enhancement, the Guaranteed Minimum Income Benefit or any Guaranteed Minimum Withdrawal Benefits.


(9)     The current charge is 0.30%.

(10)    This charge lasts for the first seven Contract Years.

(11)    This charge lasts for the first five Contract Years.


(12) On a calendar quarter basis, the charge is 0.15% of the GMIB Benefit Base. The GMIB Benefit Base is the greater of (a) or (b), where:

          (a) Is the Greatest Contract Value Component and generally equals all premiums you have paid; PLUS any Contract Enhancements; MINUS an adjustment for any withdrawals; compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of the GMIB; and

          (b) Is the Greatest Contract Value Component and generally equals the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; MINUS an adjustment for any withdrawals after that Contract Anniversary; PLUS any premiums paid after that Contract Anniversary; MINUS any other applicable charges and taxes deducted after that Contract Anniversary.

        The charge is deducted each calendar quarter and upon termination of the GMIB from the Investment Divisions and the Fixed Account on a pro rata basis. When deducted from the Investment Divisions, it is not part of the unit value calculations, but rather is deducted by means of a cancellation of units. For more information about the charge for this endorsement, please see "Guaranteed Minimum Income Benefit Charge" beginning on page 31. For more information about how the endorsement works, including more details regarding the GMIB Benefit Base, please see "Guaranteed Minimum Income Benefit" beginning on page 145.

(13) The charge is quarterly, currently 0.125% (0.50% annually) of the Guaranteed Value (GV) in effect on the date the charge is deducted, subject to a maximum annual charge of 1.00% as used in the table. The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value. Quarterly charges are deducted from the Investment Divisions and the Fixed Account, including the GMAB Fixed Account, on a pro rata basis. The portion of the charge from the Investment Divisions is deducted by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GV. For more information about the charge for this endorsement, please see "Guaranteed Minimum Accumulation Benefit Charge" beginning on page 32. For more information about how the endorsement works, including more details regarding the GV, please see "Guaranteed Minimum Accumulation Benefit" beginning on page 50. Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

(14)    0.75% is the maximum annual charge of the Guaranteed Withdrawal Balance
        (GWB) when this endorsement is added to a Contract ON AND AFTER JANUARY 17, 2006, which charge is payable quarterly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.


        The charge is expressed as an annual percentage and depends on:

          *    When the endorsement is added to the Contract.

          * The endorsement's availability - ON AND AFTER, OR BEFORE JANUARY 17, 2006, or BEFORE OCTOBER 4, 2004.

          * The basis for deduction - a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).

          *    The frequency of deduction - quarterly or daily.


        THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES.


        For Contracts to which this endorsement was added ON AND AFTER JANUARY 17, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

        For Contracts to which this endorsement was added BEFORE JANUARY 17, 2006, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.

        For Contracts to which this endorsement was added BEFORE OCTOBER 4, 2004, the charge is a percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases upon the first step-up.


                           7% GMWB
             ------------------------------------ -------------------- ----------------------
             ------------------ ----------------- -------------------- ----------------------
             Endorsement's        On and after          Before                Before
             Availability       January 17, 2006   January 17, 2006       October 4, 2004
             ------------------ ----------------- -------------------- ----------------------
             ------------------ ----------------- -------------------- ----------------------
             Maximum Annual          0.75%               0.70%                 0.70%
             Charge
             ------------------ ----------------- -------------------- ----------------------
             ------------------ ----------------- -------------------- ----------------------
             Current Annual          0.40%               0.40%                 0.35%
             Charge                                                     0.55% upon step-up
             ------------------ ----------------- -------------------- ----------------------
             ------------------ ----------------- -------------------- ----------------------
             Charge Basis             GWB             Investment       Investment Divisions
                                                       Divisions
             ------------------ ----------------- -------------------- ----------------------
             ------------------ ----------------- -------------------- ----------------------
             Charge Frequency      Quarterly             Daily                 Daily


     For more information about the charge for this endorsement, please see "7% Guaranteed Minimum Withdrawal Benefit Charge" beginning on page 32. For more information about how the endorsement works, including more details regarding the GWB, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 61.

(15) On a  calendar  quarter  basis,  the  current  charge is 0.1625% of the GWB
     (0.65% annually). The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from Contract Value, it is based on the percentage of the GWB. For more information, including how the GWB is calculated, please see "5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 65.

(16) The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.60% as used in the Table. The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions and the Fixed Account by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. For more information, including how the GWB is calculated, please see "6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 69. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

(17) On a calendar quarter basis, the current charge is 0.05% of the GWB (0.20% annually). The charge is deducted at the end of each calendar quarter, or upon termination of the endorsement, from your Contract Value on a pro rata basis. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from Contract Value it is based on the percentage of the GWB. For more information, including how the GWB is calculated, please see "5% Guaranteed Minimum Withdrawal Benefit Without Step-Up" beginning on page on page 73.

(18) 1.45% is the maximum annual charge of the 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


         You pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

                    5% FOR LIFE GMWB WITH ANNUAL STEP-UP
             ------------------ ---------------- ---------------

             Annual Charge          Maximum         Current
             ------------------ ---------------- ---------------
             ------------------ ---------------- ---------------
             Ages    45 - 49        0.85%/4         0.40%/4
                     50 - 54        0.85%/4         0.40%/4
                     55 - 59        1.20%/4         0.65%/4
                     60 - 64        1.30%/4         0.75%/4
                     65 - 69        1.45%/4         0.90%/4
                     70 - 74        0.85%/4         0.50%/4
                     75 - 80        0.60%/4         0.35%/4
             ------------------ ---------------- ---------------
             ------------------ --------------------------------
             Charge Basis                     GWB
             ------------------ --------------------------------
             ------------------ --------------------------------
             Charge Frequency              Quarterly


        For more information about the charge for this endorsement, please see "5% for Life GMWB With Annual Step-Up Charge" beginning on page 33. For more information about how the endorsement works, please see "5% for Life GMWB With Annual Step-Up" beginning on page 77.

(19) 1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups: 55-59, 60-64, and 65-69, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


        You pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

                 5% FOR LIFE GMWB WITH BONUS AND ANNUAL STEP-UP
            ------------------- ------------------ -----------------

            Annual Charge            Maximum           Current
            ------------------- ------------------ -----------------
            ------------------- ------------------ -----------------
            Ages    45 - 49          1.00%/4           0.55%/4
                    50 - 54          1.15%/4           0.70%/4
                    55 - 59          1.50%/4           0.95%/4
                    60 - 64          1.50%/4           0.95%/4
                    65 - 69          1.50%/4           0.95%/4
                    70 - 74          0.90%/4           0.55%/4
                    75 - 80          0.65%/4           0.40%/4
            ------------------- ------------------ -----------------
            ------------------- ------------------------------------
            Charge Basis                        GWB
            ------------------- ------------------------------------
            ------------------- ------------------------------------
            Charge Frequency                 Quarterly


        For more information about the charge for this endorsement, please see "5% for Life GMWB With Bonus and Annual Step-Up Charge" beginning on page 35. For more information about how the endorsement works, please see "5% for Life GMWB With Bonus and Annual Step-Up" beginning on page 84.

(20) 1.45% is the maximum annual charge of the 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups: 55-59 and 60-64, which charge is payable quarterly. The charge for the 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


        You pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

               5% FOR LIFE GMWB WITH BONUS AND FIVE-YEAR STEP-UP
            ------------------- ----------------- -----------------

            Annual Charge           Maximum           Current
            ------------------- ----------------- -----------------
            ------------------- ----------------- -----------------
            Ages    45 - 49         0.85%/4           0.40%/4
                    50 - 54         1.00%/4           0.55%/4
                    55 - 59         1.45%/4           0.85%/4
                    60 - 64         1.45%/4           0.85%/4
                    65 - 69         1.20%/4           0.65%/4
                    70 - 74         0.75%/4           0.35%/4
                    75 - 80         0.55%/4           0.30%/4
            ------------------- ----------------- -----------------
            ------------------- -----------------------------------
            Charge Basis                       GWB
            ------------------- -----------------------------------
            ------------------- -----------------------------------
            Charge Frequency                Quarterly


        For more information about the charge for this endorsement, please see "5% for Life GMWB With Bonus and Five-Year Step-Up Charge" beginning on page 36. For more information about how the endorsement works, please see "5% for Life GMWB With Bonus and Five-Year Step-Up" beginning on page 91.

(21) 1.60% is the maximum annual charge of the Joint 5% for Life GMWB With Annual Step-Up for a 65-69 year old, which charge is payable quarterly. The charge for the Joint 5% for Life GMWB With Annual Step-Up varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


        You pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

                  JOINT 5% FOR LIFE GMWB WITH ANNUAL STEP-UP
            ------------------- ----------------- -----------------

            Annual Charge           Maximum           Current
            ------------------- ----------------- -----------------
            ------------------- ----------------- -----------------
            Ages    45 - 49         1.00%/4           0.55%/4
                    50 - 54         1.00%/4           0.55%/4
                    55 - 59         1.35%/4           0.80%/4
                    60 - 64         1.45%/4           0.90%/4
                    65 - 69         1.60%/4           1.05%/4
                    70 - 74         1.00%/4           0.65%/4
                    75 - 80         0.75%/4           0.50%/4
            ------------------- ----------------- -----------------
            ------------------- -----------------------------------
            Charge Basis                       GWB
            ------------------- -----------------------------------
            ------------------- -----------------------------------
            Charge Frequency                Quarterly

        For more information about the charge for this endorsement, please see "Joint 5% for Life GMWB With Annual Step-Up Charge" beginning on page
        37. For more information about how the endorsement works, please see "Joint 5% for Life GMWB With Annual Step-Up" beginning on page 98.


(22) 1.70% is the maximum annual charge of the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up for the following age groups: 55-59 and 60-64, which charge is payable quarterly. The charge for the Joint 5% for Life GMWB With Bonus and Five-Year Step-Up varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


        You pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

             JOINT 5% FOR LIFE GMWB WITH BONUS AND FIVE-YEAR STEP-UP
            ------------------- ------------------- ------------------

            Annual Charge            Maximum             Current
            ------------------- ------------------- ------------------
            ------------------- ------------------- ------------------

            Ages    45 - 49          1.10%/4             0.65%/4
                    50 - 54          1.25%/4             0.80%/4
                    55 - 59          1.70%/4             1.10%/4
                    60 - 64          1.70%/4             1.10%/4
                    65 - 69          1.45%/4             0.90%/4
                    70 - 74          1.00%/4             0.60%/4
                    75 - 80          0.80%/4             0.55%/4

            ------------------- ------------------- ------------------
            ------------------- --------------------------------------
            Charge Basis                         GWB
            ------------------- --------------------------------------
            ------------------- --------------------------------------
            Charge Frequency                  Quarterly


        For more information about the charge for this endorsement, please see "Joint 5% for Life GMWB With Bonus and Five-Year Step-Up Charge" beginning on page 38. For more information about how the endorsement works, please see "Joint 5% for Life GMWB With Bonus and Five-Year Step-Up" beginning on page 107.

(23) The charge is quarterly, currently 0.2375% (0.95% annually) of the GWB, subject to a maximum annual charge of 1.50% as used in the Table. We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. For more information about the charge for this endorsement, please see "For Life GMWB With Annual Step-Up Charge" beginning on page 39. For more information about how the endorsement works, please see "For Life GMWB With Annual Step-Up" beginning on page 113.

(24) The charge is quarterly, currently 0.2875% (1.15% annually) of the GWB, subject to a maximum annual charge of 1.71% as used in the Table. We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. For more information about the charge for this endorsement, please see "Joint For Life GMWB With Annual Step-Up Charge" beginning on page 40. For more information about how the endorsement works, please see "Joint For Life GMWB With Annual Step-Up" beginning on page 121.

(25) 1.30% is the maximum  annual charge of the  Guaranteed  Withdrawal  Balance
     (GWB) for a 60-64 year old Owner of a Contract to which this endorsement is added ON AND AFTER JANUARY 17, 2006 THROUGH APRIL 30, 2006, which charge is payable quarterly. The charge for the 5% for Life GMWB varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


        Charges are expressed as an annual percentage and depend on:

          *    The Owner's age when the endorsement is added to the Contract.

          * The endorsement's availability - effective May 1, 2006, this endorsement is no longer available to add to a Contract.

          * The basis for deduction - a percentage of the GWB, or your allocations to Investment Divisions (average daily net asset value).

          *    The frequency of deduction - quarterly or daily.

        For Contracts to which this endorsement was added BEFORE MAY 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

        For Contracts to which this endorsement was added BEFORE JANUARY 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.


                            5% FOR LIFE GMWB
             Endorsement's               Before May 1, 2006                          Before
             Availability                                                      January 17, 2006*
             ------------------ ----------------- -------------------- ----------------- -----------------
             Annual Charge          Maximum             Current            Maximum           Current
             ------------------ ----------------- -------------------- ----------------- -----------------
             ------------------ ----------------- -------------------- ----------------- -----------------
             Ages    60 - 64        1.30%/4             0.90%/4             1.30%             0.90%
                     65 - 69        0.85%/4             0.60%/4             0.85%             0.60%
                     70 - 74        0.60%/4             0.50%/4             0.60%             0.50%
                     75 - 80        0.50%/4             0.40%/4             0.50%             0.40%
                                ----------------- --------------------
             ------------------ -------------------------------------- -----------------------------------
             Charge Basis                        GWB                          Investment Divisions
             ------------------ -------------------------------------- -----------------------------------
                                --------------------------------------
             Charge Frequency                 Quarterly                              Daily

        * The bonus is available only for Contracts to which this GMWB was added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006.


        With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.) For more information about the charge for this endorsement, please see "5% For Life Guaranteed Minimum Withdrawal Benefit Charge" beginning on page 40. For more information about how the endorsement works, please see "5% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 129.

(2)(6)  0.85% is the maximum annual charge of the Guaranteed Withdrawal Balance
        (GWB) for a 50-54 year old Owner of a Contract to which this endorsement is added ON AND AFTER JANUARY 17, 2006 THROUGH APRIL 30, 2006, which charge is payable quarterly. The charge for the 4% for Life GMWB varies by age group. THE BELOW TABLES HAVE THE MAXIMUM AND CURRENT CHARGES FOR ALL AGE GROUPS.


        Charges are expressed as an annual percentage and depend on:

          *    The Owner's age when the endorsement is added to the Contract.

          * The endorsement's availability - effective May 1, 2006, this endorsement is no longer available to add to a Contract.

          * The basis for deduction - a percentage of the GWB or your allocations to Investment Divisions (average daily net asset value).

          *    The frequency of deduction - quarterly, or daily.

        For Contracts to which this endorsement was added BEFORE MAY 1, 2006 (subject to availability), you pay the applicable percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account.

        For Contracts to which this endorsement was added BEFORE JANUARY 17, 2006, the charge is the applicable percentage, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions.



                              4% FOR LIFE GMWB
             Endorsement's               Before May 1, 2006                          Before
             Availability                                                      January 17, 2006*
             ------------------ ----------------- -------------------- ----------------- -----------------
             Annual Charge          Maximum             Current            Maximum           Current
             ------------------ ----------------- -------------------- ----------------- -----------------
             ------------------ ----------------- -------------------- ----------------- -----------------
             Ages    50 - 54        0.85%/4             0.65%/4             0.85%             0.65%
                     55 - 59        0.65%/4             0.50%/4             0.65%             0.50%
                     60 - 64        0.50%/4             0.35%/4             0.50%             0.35%
                     65 - 69        0.35%/4             0.25%/4             0.35%             0.25%
                     70 - 74        0.30%/4             0.20%/4             0.30%             0.20%
                     75 - 80        0.20%/4             0.15%/4             0.20%             0.15%
             ------------------ ----------------- -------------------- ----------------- -----------------
             ------------------ -------------------------------------- -----------------------------------
             Charge Basis                        GWB                          Investment Divisions
             ------------------ -------------------------------------- -----------------------------------
              Charge Frequency                 Quarterly                              Daily

        * The bonus is only available for Contracts to which this GMWB was added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006.


        With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.) For more information about the charge for this endorsement, please see "4% For Life Guaranteed Minimum Withdrawal Benefit Charge" beginning on page 42. For more information about how the endorsement works, please see "4% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 137.

(27) The current charge is 0.45%. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the "5% Compounded Death Benefit Endorsement," and the charge may be less.

(28) The current charge is 0.30%.

(29) The current charge is 0.25%. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the "Maximum Anniversary Value Death Benefit Endorsement," and the charge may be less.

(30) The current charge is 0.55%. Depending on the Issue Date of your Contract, we may have referred to this optional endorsement as the "Combination Death Benefit Endorsement," and the charge may be less.

(31) The current charge is 0.40%.


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT.

                      TOTAL ANNUAL FUND OPERATING EXPENSES

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses)

        ---------------------------------------------


                        Minimum: 0.59%

                        Maximum: 1.70%


        ---------------------------------------------

MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS BELOW. BUT PLEASE REFER TO THE FUNDS' PROSPECTUSES FOR EVEN MORE INFORMATION, INCLUDING INVESTMENT OBJECTIVES, PERFORMANCE AND INFORMATION ABOUT JACKSON NATIONAL ASSET MANAGEMENT, LLC(R), THE FUNDS' ADVISER AND ADMINISTRATOR, AS WELL AS THE SUB-ADVISERS.



                      FUND OPERATING EXPENSES
 (AS AN ANNUAL PERCENTAGE OF THE FUND'S AVERAGE DAILY NET ASSETS)                                    ACQUIRED
                                                                                                     FUND FEES        ANNUAL
                                                      MANAGEMENT AND    SERVICE         OTHER           AND         OPERATING
                       FUND NAME                       ADMIN FEE A    (12B-1) FEE     EXPENSES B     EXPENSES C      EXPENSES

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

Fifth Third Disciplined Value VIP D                       0.80%          0.00%           0.66%          0.02%           1.48%
                                                                                                                        (1.02%)

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

Fifth Third Mid Cap VIP D                                 0.80%          0.00%           0.75%          0.01%           1.56%
                                                                                                                        (1.06%)

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

Fifth Third Quality Growth VIP D                          0.70%                          0.72%          0.00%           1.42%
                                                                         0.00%                                          (1.00%)

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

Fifth Third Balanced VIP D                                0.80%                          3.25%          0.01%           4.06%
                                                                         0.00%                                          (0.96%)

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/AIM Large Cap Growth                                  0.80%          0.20%           0.00%          0.01%           1.01%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/AIM Real Estate                                       0.82%          0.20%           0.00%          0.01%           1.03%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/AIM Small Cap Growth                                  0.95%          0.20%           0.01%          0.00%           1.16%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Credit Suisse Global Natural Resources                0.85%          0.20%           0.01%          0.00%           1.06%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Credit Suisse Long/Short                              1.00%          0.20%           0.50% G        0.00%           1.70%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Eagle Core Equity                                     0.73%          0.20%           0.00%          0.01%           0.94%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Eagle SmallCap Equity                                 0.83%          0.20%           0.01%          0.01%           1.05%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/FI Balanced                                           0.75%          0.20%           0.02%          0.00%           0.97%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/FI Mid-Cap Equity                                  0.80%          0.20%           0.01%          0.01%           1.02%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Franklin Templeton Founding Strategy                  0.05%          0.00%           0.01%          1.09% E         1.15%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Franklin Templeton Global Growth                      0.90%          0.20%           0.01%          0.00%           1.11%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Franklin Templeton Income                             0.90%          0.20%           0.00%          0.00%           1.10%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Franklin Templeton Mutual Shares                      0.85%          0.20%           0.01%          0.00%           1.06%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Franklin Templeton Small Cap Value                    0.95%          0.20%           0.01%          0.03%           1.19%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Goldman Sachs Core Plus Bond                          0.70%          0.20%           0.00%          0.00%           0.90%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Goldman Sachs Mid Cap Value                           0.84%          0.20%           0.01%          0.01%           1.06%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Goldman Sachs Short Duration Bond                     0.54%          0.20%           0.00%          0.00%           0.74%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/JPMorgan International Equity                         0.83%          0.20%           0.01%          0.00%           1.04%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/JPMorgan International Value                          0.83%          0.20%           0.00%          0.01%           1.04%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/JPMorgan U.S. Government & Quality Bond               0.58%          0.20%           0.01%          0.00%           0.79%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Lazard Emerging Markets                               1.15%          0.20%           0.00%          0.02%           1.37%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Lazard Mid Cap Value                                  0.82%          0.20%           0.01%          0.01%           1.04%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Lazard Small Cap Value                                0.85%          0.20%           0.01%          0.01%           1.07%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management S&P 500 Index               0.39%          0.20%           0.01%          0.01%           0.61%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management S&P 400 MidCap Index        0.39%          0.20%           0.02%          0.01%           0.62%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Small Cap Index             0.39%          0.20%           0.01%          0.01%           0.61%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management International Index         0.45%          0.20%           0.01%          0.01%           0.67%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Bond Index                  0.40%          0.20%           0.01%          0.00%           0.61%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock      0.59%          0.20%           0.01%          0.01%           0.81%
Index

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Index 5                     0.05%          0.00%           0.01%          0.62% E         0.68%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management 10 x 10                     0.05%          0.00%           0.01%          0.64% E         0.70%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Oppenheimer Global Growth                             0.85%          0.20%           0.01%          0.00%           1.06%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/PIMCO Real Return                                     0.60%          0.20%           0.01%          0.00%           0.81%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/PIMCO Total Return Bond                               0.60%          0.20%           0.01%          0.00%           0.81%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/PPM America High Yield Bond                           0.57%          0.20%           0.01%          0.00%           0.78%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/PPM America Value Equity                              0.65%          0.20%           0.00%          0.00%           0.85%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Putnam Equity                                         0.77%          0.20%           0.01%          0.00%           0.98%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Putnam Midcap Growth                                  0.85%          0.20%           0.01%          0.00%           1.06%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Select Balanced                                       0.58%          0.20%           0.01%          0.01%           0.80%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Select Global Growth                                  0.89%          0.20%           0.01%          0.00%           1.10%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Select Large Cap Growth                               0.79%          0.20%           0.00%          0.00%           0.99%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Select Money Market                                   0.38%          0.20%           0.01%          0.00%           0.59%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Select Value                                          0.64%          0.20%           0.001%         0.01%           0.85%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/T. Rowe Price Established Growth                      0.70%          0.20%           0.00%          0.00%           0.90%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/T. Rowe Price Mid-Cap Growth                          0.81%          0.20%           0.01%          0.00%           1.02%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/T. Rowe Price Value                                   0.75%          0.20%           0.01%          0.00%           0.96%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/S&P Managed Conservative                              0.18%          0.00%           0.01%          0.83% F         1.02%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/S&P Managed Moderate                                  0.18%          0.00%           0.01%          0.87% F         1.06%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/S&P Managed Moderate Growth                           0.16%          0.00%           0.00%          0.92% F         1.08%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/S&P Managed Growth                                    0.15%          0.00%           0.01%          0.96% F         1.12%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/S&P Managed Aggressive Growth                         0.17%          0.00%           0.00%          0.99% F         1.16%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management DowSM 10                    0.44%          0.20%           0.03%          0.00%           0.67%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management S&P(R) 10                     0.44%          0.20%           0.01%          0.00%           0.65%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Global 15                   0.49%          0.20%           0.01%          0.00%           0.70%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Nasdaq(R) 15                  0.52%          0.20%           0.04%          0.00%           0.76%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Value Line(R) 25              0.44%          0.20%           0.15%          0.00%           0.79%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management DowSM Dividend              0.47%          0.20%           0.03%          0.01%           0.71%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management S&P(R) 24                     0.52%          0.20%           0.02%          0.01%           0.75%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management 25                          0.44%          0.20%           0.01%          0.00%           0.65%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Select Small-Cap            0.44%          0.20%           0.01%          0.00%           0.65%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management JNL 5                       0.43%          0.20%           0.01%          0.00%           0.64%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management VIP                         0.45%          0.20%           0.04%          0.00%           0.69%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management JNL Optimized 5             0.51%          0.20%           0.05%          0.01%           0.77%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60                0.52%          0.20%           0.02%          0.00%           0.74%
--------------------------------------------

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25      0.57%          0.20%           0.05%          0.00%           0.82%
------------------------------------------------------

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Communications Sector       0.52%          0.20%           0.03%          0.00%           0.75%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Consumer Brands Sector      0.52%          0.20%           0.03%          0.00%           0.75%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Financial Sector            0.52%          0.20%           0.03%          0.00%           0.75%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Healthcare Sector           0.50%          0.20%           0.03%          0.00%           0.73%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Oil & Gas Sector            0.45%          0.20%           0.03%          0.00%           0.68%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------
------------------------------------------------------ -------------- --------------- -------------- --------------- --------------

JNL/Mellon Capital Management Technology Sector           0.52%          0.20%           0.03%          0.00%           0.75%

------------------------------------------------------ -------------- --------------- -------------- --------------- --------------


A In addition to the administrative services fee paid by the Variable Insurance Funds described above, certain Funds pay Jackson National Asset Management, LLC, the Administrator, an administrative fee for certain services provided to the Fund by the Administrator. The Administrative Fees are not paid by the Variable Insurance Funds. The JNL/Select Global Growth Fund, the JNL/JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Oppenheimer Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/Mellon Capital Management Bond Index Fund, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management S&P SMid 60 Fund and the JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of 0.15%; the JNL/ Mellon Capital Management Global 15 Fund and the JNL/Mellon Capital Management NYSE(R) International 25 Fund pay an administrative fee of 0.20%; the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, the JNL/Mellon Capital Management 10 x 10 Fund, the five JNL/S&P Funds pay an administrative fee of 0.05%; and the other Funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Annual Operating Expenses columns in this table reflect the inclusion of any applicable administrative fee.


B Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.


C ACQUIRED FUND FEES AND EXPENSES. The expenses shown represent the Funds' pro rata shae of fees and expenses of investing in mutual funds, including money market funds used for purposes of investing available cash balances.

D Fifth Third has contractually agreed to waive all or a portion of its fees and reimburse certain expenses for the fund through April 30, 2009 to the extent the total expenses exceed the net amounts in the fee table above. Fifth Third is entitled to reimbursement by the Fund of fees waived or epenses reimbursed for a period of up to three years following the waiver or reimbursement if in any month annualized Fund operating expenses are less than any expense limitation in place at that time. Please see the prospectus of the Variable Insurance Funds for additional information.


E Amounts are based on the target allocations to underlying funds. Actual amounts may be higher or lower than those shown above.


F Amounts are based on the allocations to underlying funds during the year ended December 31, 2006. Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.


G Amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the 0.50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

                                     EXAMPLE


         The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

         (The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and Fixed Account.)

         The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor premium tax charges are reflected in the examples. The example also assumes that your investment has a 5% annual return on assets each year.


         The following example includes maximum Fund fees and expenses and the cost if you select the optional Earnings Protection Benefit, the 5% Contract Enhancement, the most expensive Optional Death Benefit Endorsement, the Five-year Withdrawal Schedule and the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


         If you surrender your Contract at the end of the applicable time period:



         1 YEAR                    3 YEARS                5 YEARS                 10 YEARS
         $1,992                    $3,104                 $3,955                  $6,581


         If you annuitize at the end of the applicable time period:


         1 YEAR *                  3 YEARS                5 YEARS                 10 YEARS
         $1,992                    $3,104                 $3,955                  $6,581


         * Withdrawal charges apply to income payments occurring within one year of the Contract's Issue Date.

         If you do NOT surrender your Contract:


         1 YEAR                3 YEARS                 5 YEARS                10 YEARS
         $742                  $2,179                  $3,555                 $6,581


         THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.


         CONDENSED FINANCIAL INFORMATION. The information about the values of all Accumulation Units constitute the condensed financial information, which can be found in the Statement of Additional Information. The value of an Accumulation Unit is determined on the basis of changes in the per share value of an underlying fund and Separate Account charges for the base Contract and the various combinations of optional endorsements. The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.


                              THE ANNUITY CONTRACT

         Your Contract is a contract between you, the Owner, and us. Your Contract is intended to help facilitate your retirement savings on a tax-deferred basis, or other long-term investment purposes, and provides for a death benefit. Purchases under tax-qualified plans should be made for other than tax deferral reasons. Tax-qualified plans provide tax deferral that does not rely on the purchase of an annuity contract. We will not issue a Contract to someone older than age 90. Optional benefits may have different requirements, as noted.

         You may allocate your Contract Value to

               * our Fixed Account, as may be made available by us, or as may be otherwise limited by us,

               * our Indexed Fixed Option, as may be made available by us, or as may be otherwise limited by us, or to

               * Investment Divisions of the Separate Account that invest in underlying Funds.

         Your Contract, like all deferred annuity contracts, has two phases:

               * the ACCUMULATION PHASE, when you make premium payments to us, and

               *    the INCOME PHASE, when we make income payments to you.

         As the Owner, you can exercise all the rights under your Contract. You can assign your Contract at any time during your lifetime, but we will not be bound until we receive written notice of the assignment (there is an assignment form). We reserve the right to refuse an assignment, and an assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.


         The Contract is a flexible premium fixed and variable deferred annuity and may be issued as either an individual or a group contract. If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. Similarly, if the Guaranteed Minimum Accumulation Benefit is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect. As a result, if you desire additional annuity coverage you will have to purchase a new and separate Contract. Purchasing an additional Contract could result in the duplication of certain fees and charges. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. In those states where Contracts are issued as group contracts, references throughout the prospectus to "Contract(s)" shall also mean "certificate(s)."


                                     JACKSON

         We are a stock life insurance company organized under the laws of the state of Michigan in June 1961. Our legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. We are admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. We are ultimately a wholly owned subsidiary of Prudential plc (London, England).

         We issue and administer the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Owner, the number and type of Contracts issued to each Owner and records with respect to the value of each Contract.

         We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Annuity Service Center for more information.

                                THE FIXED ACCOUNT


         CONTRACT VALUE ALLOCATED TO THE FIXED ACCOUNT WILL BE PLACED WITH OTHER ASSETS IN OUR GENERAL ACCOUNT. THE FIXED ACCOUNT IS NOT REGISTERED WITH THE SEC, AND THE SEC DOES NOT REVIEW THE INFORMATION WE PROVIDE TO YOU ABOUT IT. DISCLOSURES REGARDING THE FIXED ACCOUNT, HOWEVER, MAY BE SUBJECT TO THE GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES. BOTH THE AVAILABILITY OF FIXED ACCOUNT OPTIONS AND THE GMAB FIXED ACCOUNT, AND TRANSFERS INTO AND OUT OF THE FIXED ACCOUNT OPTIONS AND THE GMAB FIXED ACCOUNT, MAY BE SUBJECT TO CONTRACTUAL AND ADMINISTRATIVE REQUIREMENTS. FOR MORE INFORMATION, PLEASE SEE THE APPLICATION, CHECK WITH THE REGISTERED REPRESENTATIVE HELPING YOU TO PURCHASE THE CONTRACT, OR CONTACT US AT OUR ANNUITY SERVICE CENTER.

         FIXED ACCOUNT OPTIONS. Each Fixed Account Option offers a base interest rate that we established and will credit to your Contract Value in the Fixed Account for a specified period (currently, one, three, five or seven years), subject to availability (and we reserve the right, in our sole discretion, to limit or suspend availability of the Fixed Account Options), so long as the Contract Value in the Fixed Account Options is not withdrawn, transferred or annuitized until the end of the specified period. The base interest rate is subject to your Contract's Fixed Account minimum interest rate, which will be 2% a year, credited daily, during the first ten Contract Years and 3% a year, credited daily, afterwards. Depending on the Issue Date of your Contract, however, the Fixed Account minimum interest rate may be 3% a year, credited daily, in all Contract Years. Subject to these minimum requirements, we may declare different base interest rates at different times.

         An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from a Fixed Account Option prior to the end of the specified period. The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Fixed Account Option period. The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the guaranteed base interest rate being credited to the Fixed Account Option. The current new business interest rate used for this comparison is the base interest rate available on a new Fixed Account Option of the same duration, increased by 0.50%. Generally, the Excess Interest Adjustment will increase the Fixed Account Option Value when current new business rates are lower than the rate being credited and will decrease the Fixed Account Option Value when current new business rates are higher than the rate being credited.

         There will be no Excess Interest Adjustment when the current new business interest rate (after adjustment for the 0.50% bias) is greater than the guaranteed base interest rate by less than 0.50%. This restriction avoids decreases in the Fixed Account Option Value in situations where the general level of interest rates has declined but the bias results in a current new business interest rate that is higher than the guaranteed base interest rate.

         Also, there is no Excess Interest Adjustment on: the one-year Fixed Account Option; death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; and free withdrawals. In no event will a total withdrawal from the Fixed Account Options be less than the Fixed Account minimum value.

         Whenever a specified period ends, you will have 30 days to transfer or withdraw the Contract Value in the Fixed Account Option, and there will not be an Excess Interest Adjustment. If you do nothing, then after 30 days, the Contract Value that remains in that Fixed Account Option will be subject to another specified period of the same duration, subject to availability, and provided that that specified period will not extend beyond the Income Date. Otherwise, the next closest specified period, or the one-year Fixed Account Option (if there is one year or less until the Income Date), will apply.

         You may allocate premiums to the one-year Fixed Account Option, but we may require that the amount in the one-year Fixed Account Option (including any Contract Enhancement) be automatically transferred on a monthly basis in equal installments to your choice of Investment Division within 12 months of the date we received the premium, so that at the end of the period, all amounts in the one-year Fixed Account Option will have been transferred. The amount will be determined based on the amount allocated to the one-year Fixed Account Option and the base interest rate. Charges, withdrawals and additional transfers taken from the one-year Fixed Account Option will shorten the length of time it takes to deplete the account balance. These automatic transfers will not count against the 15 free transfers in a Contract Year.

         Interest will continue to be credited daily on the account balance remaining in the one-year Fixed Account Option as funds are automatically transferred into your choice of Investment Divisions. However, the effective yield over the 12-month automatic transfer period will be less than the base interest rate, as it will be applied to a declining balance in the one-year Fixed Account Option.

         THE DCA+ FIXED ACCOUNT OPTION, IF AVAILABLE, offers a fixed interest rate that we guarantee for a period of up to one year in connection with dollar-cost-averaging transfers to one or more of the Investment Divisions or systematic transfers to other Fixed Account Options. From time to time, we will offer special enhanced rates on the DCA+ Fixed Account Option. DCA+ Fixed Account Option is only available for new premiums.

         The INDEXED FIXED OPTION, IF AVAILABLE, offers an interest rate that is guaranteed to be at least 3% per year and may be higher based on changes in the S&P 500 Composite Stock Price Index. If you make a withdrawal prior to the end of the specified term, however, the value of your Indexed Fixed Option will be the amount allocated to the Indexed Fixed Option accumulated at 3% per year, less any amounts cancelled or withdrawn for charges, deductions or withdrawals, any tax due, and any withdrawal charges. The Indexed Fixed Option is described in your Contract and supplementary materials your Jackson representative can provide you. The Indexed Fixed Option is not available if you select the Three-Year Withdrawal Charge Period option.

         THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) FIXED ACCOUNT. The GMAB Fixed Account is available only in conjunction with the purchase of the GMAB. If you elect to purchase the GMAB, a certain percentage of Contract Value is required to be allocated to the GMAB Fixed Account for a specific Guarantee Period in order to guarantee a minimum Contract Value at the end of the Guarantee Period. For more detailed information regarding the GMAB, including the GMAB Fixed Account, please see "Guaranteed Minimum Accumulation Benefit" beginning on page 50.


                              THE SEPARATE ACCOUNT

         We established the Separate Account on June 14, 1993, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.

         The assets of the Separate Account legally belong to us and the obligations under the Contracts are our obligations. However, we are not allowed to use the Contract assets in the Separate Account to pay our liabilities arising out of any other business we may conduct. All of the income, gains and losses resulting from these assets (whether or not realized) are credited to or charged against the Contracts and not against any other Contracts we may issue.

         The Separate Account is divided into Investment Divisions. We do not guarantee the investment performance of the Separate Account or any of its Investment Divisions.

                              INVESTMENT DIVISIONS


         You may allocate your Contract Value to no more than 18 Investment Divisions and the Fixed Account at any one time. Each Investment Division purchases the shares of one underlying Fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the Fixed Account Options and the GMAB Fixed Account. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR CONTRACT VALUE ALLOCATED TO ANY OF THE INVESTMENT DIVISIONS. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depend upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

         The following Investment Divisions are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the prospectus for the JNL Series Trust for more information.

                  JNL/Franklin Templeton Founding Strategy
                  JNL/Mellon Capital Management Index 5
                  JNL/Mellon Capital Management 10 x 10
                  JNL/S&P Managed Conservative
                  JNL/S&P Managed Moderate
                  JNL/S&P Managed Moderate Growth
                  JNL/S&P Managed Growth
                  JNL/S&P Managed Aggressive Growth


         THE NAMES OF THE FUNDS THAT ARE AVAILABLE, ALONG WITH THE NAMES OF THE ADVISERS AND SUB-ADVISERS AND A BRIEF STATEMENT OF EACH INVESTMENT OBJECTIVE, ARE BELOW:


-------------------------------------------------------------------------------------------------------------------
                                             VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------------------------------------------
FIFTH THIRD DISCIPLINED VALUE VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks long-term capital appreciation. The Fund will invest primarily in equity securities of mid- and large-cap companies that Fifth Third believes have the potential to provide capital appreciation.

-------------------------------------------------------------------------------------------------------------------
FIFTH THIRD MID CAP VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks long-term capital appreciation. The Fund will invest at least 80% of its assets in equity securities issued by mid-cap companies.

-----------------------------------------------------------------------------------------------------------------
FIFTH THIRD QUALITY GROWTH VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks long-term capital appreciation. The Fund will invest primarily in equity securities of U.S. companies having at least $1 billion in market capitalizations at the time of purchase.

-------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BALANCED VIP FUND
     Fifth Third Asset Management, Inc.

         Seeks capital appreciation and current income. The Fund uses an asset allocation strategy, investing in three primary categories of securities: equities, bonds and money market instruments.

-------------------------------------------------------------------------------------------------------------------
                                                 JNL SERIES TRUST
-------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

-------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc. and INVESCO Institutional
     (N.A.), Inc. (sub-sub-adviser))

         Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies.

-------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

-------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND
     Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC and Credit Suisse Asset
     Management Limited (sub-sub-adviser))

         Seeks long-term growth of capital by investing a minimum of 95% (of the majority of its assets) of its assets in worldwide companies.

-------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND
     Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC)

         Seeks total return by investing through a quantitative active equity management strategy that allows the portfolio to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks.

-------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)


         Seeks long-term growth through capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities consisting primarily of common stocks of large U.S.
         companies.

-------------------------------------------------------------------------------------------------------------------

JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of $100 million to $3 billion.

-------------------------------------------------------------------------------------------------------------------

JNL/FI BALANCED FUND
     Jackson National Asset Management, LLC (and Pyramis Global Advisors, LLC)


         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in stocks and other securities and the remainder in bonds and other debt securities.

-------------------------------------------------------------------------------------------------------------------

JNL/FI MID-CAP EQUITY FUND
     Jackson National Asset Management, LLC (and Pyramis Global Advisors, LLC)


         Seeks long-term growth of capital by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND
     Jackson National Asset Management, LLC

         Seeks capital appreciation by investing in a combination of mutual funds (Underlying Funds) on a fixed percentage basis. These Underlying
         Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

         Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

         Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND
     Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

         Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing in equity securities of companies in any nation, pursuant to manager discretion. The Fund invests primarily
         (up to 80%) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

-------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

         Seeks long-term total return by investing at least 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in investments of small-capitalization companies.

-------------------------------------------------------------------------------------------------------------------

JNL/GOLDMAN SACHS CORE PLUS BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

-------------------------------------------------------------------------------------------------------------------

JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap(R)
         Value Index at the time of investing.

-------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks a high level of current income, and secondarily, the potential for capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

-------------------------------------------------------------------------------------------------------------------

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government.

-------------------------------------------------------------------------------------------------------------------

JNL/LAZARD EMERGING MARKETS FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

     Seeks long-term capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.
-------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)


         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.


-------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)


         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued.


-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 400(R) Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Morgan Stanley Capital
         International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Lehman Brothers Aggregate Bond
         Index to provide a moderate rate of income by investing in domestic fixed-income investments.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

-------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND
     Jackson National Asset Management, LLC

         Seeks capital appreciation by initially allocating in the following
         Funds:

         >> 20% in the JNL/Mellon Capital Management S&P 500 Index Fund;
         >> 20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
         >> 20% in the JNL/Mellon Capital Management Small Cap Index Fund;
         >> 20% in the JNL/Mellon Capital Management International Index Fund; and
         >> 20% in the JNL/Mellon Capital Management Bond Index Fund.


-------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation and income by initially allocating in the following Funds:

         >> 50% in the Class A shares of the JNL/Mellon Capital Management JNL 5 Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 500 Index Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management Small Cap Index Fund;
         >> 10% in the Class A shares of the JNL/Mellon Capital Management International Index Fund; and
         >> 10% in the Class A shares of the JNL/Mellon Capital Management Bond Index Fund.


-------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

------------------------------------------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)


         Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

-------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

         Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

-------------------------------------------------------------------------------------------------------------------

JNL/PPM AMERICA HIGH YIELD BOND FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)

         Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and may also invest in securities of foreign insurers.

-------------------------------------------------------------------------------------------------------------------

JNL/PPM AMERICA VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)

         Seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

-------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks long-term capital growth by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

-------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the fund seeks to invest in stocks that are undervalued relative to other stocks.

-------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)


         Seeks long-term growth of capital and increasing dividend income by investing primarily in a portfolio of common stocks of well-established growth companies.


-------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies which the sub-adviser expects to grow at a faster rate than the average company.

-------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the sub-adviser regards as undervalued.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL
         Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL
         Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND
     Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services, LLC)

         Seeks capital growth by investing in Class A Shares of a diversified group of other Funds of the JNL Series Trust and JNL Variable Fund LLC that invest in equity and fixed income securities.

-------------------------------------------------------------------------------------------------------------------
                                               JNL VARIABLE FUND LLC
-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are expected to have a potential for capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 20 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last fiscal year compared to the prior year and price-to-book on each "Stock Selection Date."

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P(R) 24 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through capital appreciation by investing in the common stocks of companies that have the potential for capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through capital appreciation.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies.

-------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index ("S&P
         MidCap 400") and 30 companies in the Standard & Poor's SmallCap 600
         Index ("S&P SmallCap 600"). The 60 companies are selected each Stock
         Selection Date. Seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The SMid 60 Fund focuses on small and mid-capitalization companies because the Sub-Adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks capital appreciation by investing in foreign companies. The 25 companies are selected each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading around each Stock
         Selection Date and when cash flow activity occurs in the Fund. The
         Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment.

-------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

-------------------------------------------------------------------------------------------------------------------

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that the Fund's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson. They are NOT offered or made available to the general public directly.

         A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

         You should read the prospectuses for the Variable Insurance Funds, JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional Funds and Investment Divisions may be available in the future.


         VOTING PRIVILEGES. To the extent required by law, we will obtain instructions from you and other Owners about how to vote our shares of a Fund when there is a vote of shareholders of a Fund. We will vote all the shares we own in proportion to those instructions from Owners. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.


         SUBSTITUTION. We reserve the right to substitute a different Fund or a different mutual fund for the one in which any Investment Division is currently invested, or transfer money to the General Account. We will not do this without any required approval of the SEC. We will give you notice of any substitution.


                                CONTRACT CHARGES

         There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

         MORTALITY AND EXPENSE RISK CHARGES. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.10% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account.

         This charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. Our mortality risks under the Contracts arise from our obligations:

               * to make income payments for the life of the Annuitant during the income phase;

               * to waive the withdrawal charge in the event of the Owner's death; and

               *    to provide a basic death benefit prior to the Income Date.

         Our expense risks under the Contracts include the risk that our actual cost of administering the Contracts and the Investment Divisions may exceed the amount that we receive from the administration charge and the annual contract maintenance charge. Included among these expense risks are those that we assume in connection with waivers of withdrawal charges under the Terminal Illness Benefit, the Specified Conditions Benefit and the Extended Care Benefit.

         If your Contract Value were ever to become insufficient to pay this charge, your Contract would terminate without value.

         ANNUAL CONTRACT MAINTENANCE CHARGE. During the accumulation phase, we deduct a $35 annual contract maintenance charge on the Contract Anniversary of the Issue Date. We will also deduct the annual contract maintenance charge if you make a total withdrawal. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions and Fixed Account based on the proportion their respective value bears to the Contract Value less the sum of the Indexed Fixed Option Minimum Values. This charge will be deducted from the Indexed Fixed Options only when the charge exceeds the value of the Funds in the Investment Divisions and the Fixed Account. We will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.


         ADMINISTRATION CHARGE. Each day, as part of our calculation of the value of the Accumulation Units and Annuity Units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account. If the initial premium equals $1 million or more, we will waive the administration charge. However, we reserve the right to reverse this waiver and reinstate the administration charge if withdrawals are made in the first Contract Year that result in the Contract Value falling substantially below $1 million, as determined by us.


         TRANSFER CHARGE. You must pay $25 for each transfer in excess of 15 in a Contract Year. This charge is deducted from the amount that is transferred prior to the allocation to a different Investment Division or the Fixed Account, as applicable. We waive the transfer charge in connection with Dollar Cost Averaging, Rebalancing transfers and any transfers we require, and we may charge a lesser fee where required by state law.

         WITHDRAWAL CHARGE. At any time during the accumulation phase (if and to the extent that Contract Value is sufficient to pay any remaining withdrawal charges that remain after a withdrawal), you may withdraw the following with no withdrawal charge:

                * PREMIUMS THAT ARE NO LONGER SUBJECT TO A WITHDRAWAL CHARGE (premiums in your annuity for at least seven (three for the Three-Year Withdrawal Charge Period option or five for the Five-Year Withdrawal Charge Period option) years without being withdrawn), PLUS

                * EARNINGS (excess of your Contract Value allocated to the Investment Divisions and the Fixed Account over your remaining premiums allocated to those accounts)

                * during each Contract Year 10% (20% if you have elected the 20% Additional Free Withdrawal endorsement) OF PREMIUM (excluding premium in the Indexed Fixed Option) that would otherwise incur a withdrawal charge, be subject to a Contract Enhancement recapture charge, or be reduced by an Excess Interest Adjustment, and that has not been previously withdrawn (this can be withdrawn at once or in segments throughout the Contract Year), MINUS earnings (required minimum distributions will be counted as part of the free withdrawal amount).

         WE WILL DEDUCT A WITHDRAWAL CHARGE ON:

               *    withdrawals in excess of the free withdrawal amounts, or

               * withdrawals under a tax-qualified Contract that exceed its required minimum distribution, or

               * withdrawals in excess of the free withdrawal amounts to meet the required minimum distribution of a tax-qualified Contract purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA), or to meet the required minimum distributions of a Roth IRA annuity, or

               *    amounts withdrawn in a total withdrawal, or

               * amounts applied to income payments on an Income Date that is within one year of the Issue Date.

         The amount of the withdrawal charge deducted varies (depending upon whether you have elected the Three-Year Withdrawal Charge Period option or the Five-Year Withdrawal Charge Period option and how many years prior to the withdrawal you made the premium payment(s) you are withdrawing) according to the following schedule:


                             WITHDRAWAL CHARGE (AS A PERCENTAGE OF PREMIUM PAYMENTS):

           COMPLETED YEARS         0        1        2        3        4        5        6        7+
           SINCE RECEIPT OF
           PREMIUM

           BASE SCHEDULE         8.5%      8%       7%       6%       5%       4%       2%        0

           WITHDRAWAL CHARGE      8%       7%       6%       4%       2%        0        0        0
           IF FIVE-YEAR
           PERIOD APPLIES

           WITHDRAWAL CHARGE     7.5%     6.5%      5%        0        0        0        0        0
           IF THREE-YEAR
           PERIOD APPLIES *

           * PLEASE NOTE:  EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A
           CONTRACT.

         For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. If you make a full withdrawal, or elect to commence income payments within one year of the date your Contract was issued, the withdrawal charge is based on premiums remaining in the Contract and no free withdrawal amount applies. If you withdraw only part of the value of your Contract, we deduct the withdrawal charge from the remaining value in your Contract. The withdrawal charge compensates us for costs associated with selling the Contracts.

         Amounts allocated to an Indexed Fixed Option are not subject to this withdrawal charge, but rather to an adjustment. For more information, please see "The Fixed Account" beginning on page 16.

         NOTE: Withdrawals under a non-qualified Contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified Contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified Contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

         We do not assess the withdrawal charge on any amounts paid out as:

                 * income payments (but the withdrawal charge is deducted at the Income Date if income payments are commenced in the first Contract Year);

                 *     death benefits;

                 * withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code (but if the withdrawal requested exceeds the required minimum distribution; if the Contract was purchased with contributions from a nontaxable transfer, after the Owner's death, of an Individual Retirement Annuity (IRA); or is a Roth IRA annuity, then the entire withdrawal will be subject to the withdrawal charge);

                 * if permitted by your state, withdrawals of up to $250,000 from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

                 * if permitted by your state, withdrawals of up to 25% of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) (12 1/2% for each of two joint Owners) if you incur certain serious medical conditions specified in your Contract.

         We may reduce or eliminate the amount of the withdrawal charge when the Contract is sold under circumstances that reduce our sales expense. Some examples are the purchase of a Contract by a large group of individuals or an existing relationship between us and a prospective purchaser. We may not deduct a withdrawal charge under a Contract issued to an officer, director, agent or employee of Jackson or any of our affiliates.


         EARNINGS PROTECTION BENEFIT ("EARNINGSMAX") CHARGE. If you select the Earnings Protection Benefit endorsement, you may pay us a charge that equals 0.30% (for a maximum of 0.45%) on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. The charge on currently offered Contracts may be less. Please check with your representative to learn about the current level of the charge and its availability in your state. This charge continues if you transfer ownership of the Contract to someone who would not have been eligible for the Earnings Protection Benefit upon application (75 years old or younger), even though the benefit is not payable. If your spouse elects to continue the Contract under the Special Spousal Continuation Option, the charge will continue to be assessed unless your spouse elects to discontinue the Earnings Protection Benefit, at which time the charge will cease. We stop deducting this charge on the date you annuitize.


         CONTRACT ENHANCEMENT CHARGE. If you select one of the Contract Enhancements, then for a period of seven Contract Years (five for the 2% Contract Enhancement) a charge will be imposed based upon the average daily net asset value of your allocations to the Investment Divisions. These charges will also be assessed against any amounts you have allocated to the Fixed Account Options by reducing credited rates, but not below the minimum guaranteed interest rate (assuming no withdrawals). The amounts of these charges (or reductions in credited rates) depends upon which of the Contract Enhancements you select:


CONTRACT ENHANCEMENT                    2%           3%*         4%          5%
CHARGE (ON AN ANNUAL BASIS)             0.395%       0.42%       0.56%       0.695%

                * No longer offered as of January 16, 2007.

         Due to this charge, it is possible that upon a complete withdrawal, you will receive less money back than if you had not elected the Contract Enhancement.

         CONTRACT ENHANCEMENT RECAPTURE CHARGE. If you select a Contract Enhancement and then make a partial or total withdrawal from your Contract in the first seven years (five years for the 2% Contract Enhancement) since the premium payment withdrawn was made, you will pay a Contract Enhancement recapture charge that reimburses us for all or part of the Contract Enhancements that we credited to your Contract based on your first year premiums. Your Contract will also be subject to a recapture charge if you return it during the free look period. The amounts of these charges are as follows:

         CONTRACT ENHANCEMENT RECAPTURE CHARGE (AS A PERCENTAGE OF THE CORRESPONDING FIRST YEAR PREMIUM PAYMENT WITHDRAWN IF AN OPTIONAL CONTRACT ENHANCEMENT IS SELECTED)


  Completed Years Since Receipt of      0       1        2        3         4          5         6       7+
    Premium
  Recapture Charge (2% Credit)           2%      2%     1.25%    1.25%     0.5%          0         0     0
  Recapture Charge (3% Credit*)         3%       3%       2%        2%       2%         1%        1%     0
  Recapture Charge (4% Credit)           4%      4%     2.5%      2.5%     2.5%      1.25%     1.25%     0
  Recapture Charge (5% Credit)        4.5%    3.75%    3.25%     2.75%       2%      1.25%        1%     0

   * No longer offered as of January 16, 2007.

         We expect to make a profit on the recapture charge, and examples in Appendix B may assist you in understanding how the recapture charge works. However, we do NOT assess the recapture charge on any amounts paid out as:

                 *     death benefits;

                 * withdrawals taken under the additional free withdrawal provision;

                 * withdrawals necessary to satisfy the required minimum distributions of the Internal Revenue Code; (but if the requested withdrawal exceeds the required minimum distribution, then the entire withdrawal will be assessed the applicable recapture charge);


                 * if permitted by your state, additional withdrawals of up to $250,000 from the Separate Account or from the Fixed Account Options (excluding amounts in the Indexed Fixed Option) if you incur a terminal illness or if you need extended hospital or nursing home care as provided in your Contract; or

                 * if permitted by your state, additional withdrawals of up to 25% of your Contract Value from the Separate Account or the Fixed Account Options (excluding amounts in the Indexed Fixed Option) (12 1/2% for each of two joint Owners) if you incur certain serious medical conditions specified in your Contract.

         GUARANTEED MINIMUM INCOME BENEFIT ("FUTUREGUARD") CHARGE. PLEASE NOTE:
         EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT. If you select the GMIB, on a calendar quarter basis, you will pay 0.15% of the GMIB Benefit Base. We deduct the charge from your Contract Value on a pro-rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the percentage of the GMIB Benefit Base. The actual deduction of the charge will be reflected in your quarterly statement. The GMIB Benefit Base is explained on page 146 below. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection, as applicable. Similarly, the charge is prorated upon termination of the endorsement. PLEASE NOTE: THE CHARGE FOR THE GMIB WILL BE DEDUCTED EVEN IF YOU NEVER USE THE BENEFIT. ALSO, THE GMIB ONLY APPLIES TO CERTAIN OPTIONAL INCOME PAYMENTS.

         GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB") CHARGE. If you select the GMAB, you will pay 0.125% of the Guaranteed Value (GV) each calendar quarter (0.50% annually). The GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV is your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMAB is re-elected, the GV is generally your Contract Value at the time of re-election, adjusted for any subsequent withdrawals. For more information about the GV, please see "Guaranteed Minimum Accumulation Benefit" beginning on page 50.

         We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account, including the GMAB Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GV. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement. We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon re-election of the benefit after the Contract is issued - subject to a maximum annual charge of 1.00%. We stop deducting this charge on the earlier of the date that the Guarantee Period ends (unless re-elected by you) or the date that the GMAB terminates for any other reason. Please check with your representative to learn about the current level of the charge, the current interest rate for the GMAB Fixed Account and the current required allocation of premium to the GMAB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. For more information about how this endorsement works, please see "Guaranteed Minimum Accumulation Benefit" beginning on page 50.

         7% GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("SAFEGUARD 7 PLUS") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on when the endorsement is added to the Contract. For more information about the GWB, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 61. The charge also depends on the endorsement's availability, the basis for deduction, and the frequency of deduction, as explained below.


                  For Contracts to which this GMWB is added ON AND AFTER JANUARY 17, 2006 (subject to availability), the charge is:

                              Maximum Annual Charge        Current Annual Charge
                            --------------------------- ------------------------
                            --------------------------- ------------------------
                                    Quarterly                    Quarterly
                                      0.75%                      0.40% / 4

                  We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is deducted over the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

                  For Contracts to which this GMWB was added BEFORE JANUARY 17, 2006, the charge is:

                              Maximum Annual Charge        Current Annual Charge
                            --------------------------- ------------------------
                            --------------------------- ------------------------
                                      0.70%                        0.40%

                  You pay the percentage charge, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

                  For Contracts to which this GMWB was added BEFORE OCTOBER 4, 2004, the charge is:

                              Maximum Annual Charge        Current Annual Charge
                            --------------------------- ------------------------
                            --------------------------- ------------------------
                                      0.70%                        0.35%
                                                            0.55% upon step-up

                  You pay the percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions, which increases to 0.55% upon the first step-up.

         We reserve the right to prospectively change the charge on new Contracts, or if you select the benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this GMWB is added ON AND AFTER JANUARY 17, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "7% Guaranteed Minimum Withdrawal Benefit" beginning on page 61. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 5") CHARGE. If you select the 5% GMWB With Annual Step-Up, you will pay 0.1625% of the GWB each calendar quarter (0.65% annually). The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see "5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 65. We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement, including. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. After the fifth Contract Anniversary if no withdrawals have been taken, you will pay 0.1125% of the GWB each calendar quarter (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each calendar quarter (0.20% annually). We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) - subject to a maximum charge of 1.45% annually. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up" beginning on page 65. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         6% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 6") CHARGE. If you select the 6% GMWB With Annual Step-Up, you will pay 0.2125% of the GWB each calendar quarter (0.85% annually). The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see "6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 34. We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each calendar quarter (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each calendar quarter (0.30% annually). We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) - subject to a maximum annual charge of 1.60%. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up" beginning on page 69. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITHOUT STEP-UP ("MARKETGUARD 5") CHARGE. PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT. If you select the 5% GMWB Without Step-Up, you will pay 0.05% of the GWB each calendar quarter (0.20% annually). The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see "5% Guaranteed Minimum Withdrawal Benefit Without Step-Up" beginning on page 73. We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. After the fifth Contract Anniversary if no withdrawals have been taken, you will pay 0.0375% of the GWB each calendar quarter (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually). We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% Guaranteed Minimum Withdrawal Benefit Without Step-Up" beginning on page 35. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD PROTECTOR") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 77. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

         PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


Annual Charge            Maximum             Current
------------------- ------------------- -------------------
------------------- ------------------- -------------------
Ages    45 - 49         0.85% / 4           0.40% / 4
        50 - 54         0.85% / 4           0.40% / 4
        55 - 59         1.20% / 4           0.65% / 4
        60 - 64         1.30% / 4           0.75% / 4
        65 - 69         1.45% / 4           0.90% / 4
        70 - 74         0.85% / 4           0.50% / 4
        75 - 80         0.60% / 4           0.35% / 4

         You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is deducted over the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 77. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 77. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND ANNUAL STEP-UP ("LIFEGUARD ADVANTAGE") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up" beginning on 84. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)



Annual Charge             Maximum              Current
------------------- --------------------- ------------------
------------------- --------------------- ------------------
Ages    45 - 49          1.00% / 4            0.55% / 4
        50 - 54          1.15% / 4            0.70% / 4
        55 - 59          1.50% / 4            0.95% / 4
        60 - 64          1.50% / 4            0.95% / 4
        65 - 69          1.50% / 4            0.95% / 4
        70 - 74          0.90% / 4            0.55% / 4
        75 - 80          0.65% / 4            0.40% / 4

         You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up" beginning on page 84. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up" beginning on page 84. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND FIVE-YEAR STEP-UP ("LIFEGUARD PROTECTOR PLUS") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up" beginning on page 91. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

         PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


Annual Charge             Maximum            Current
------------------- -------------------- -----------------
------------------- -------------------- -----------------
Ages    45 - 49          0.85% / 4          0.40% / 4
        50 - 54          1.00% / 4          0.55% / 4
        55 - 59          1.45% / 4          0.85% / 4
        60 - 64          1.45% / 4          0.85% / 4
        65 - 69          1.20% / 4          0.65% / 4
        70 - 74          0.75% / 4          0.35% / 4
        75 - 80          0.55% / 4          0.30% / 4

         You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up" beginning on page 91. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Five-Year Step-Up" beginning on page 91. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         JOINT 5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD PROTECTOR WITH JOINT OPTION") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest Covered Life's age when the endorsement is added to the Contract. For more information about the GWB and for information on who is a Covered Life under this form of GMWB, please see "Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 98. The charge varies by age group (see table below), and both Covered Lives must be within the eligible age range.

         PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


Annual Charge            Maximum            Current
------------------- ------------------ ------------------
------------------- ------------------ ------------------
Ages    45 - 49         1.00% / 4          0.55% / 4
        50 - 54         1.00% / 4          0.55% / 4
        55 - 59         1.35% / 4          0.80% / 4
        60 - 64         1.45% / 4          0.90% / 4
        65 - 69         1.60% / 4          1.05% / 4
        70 - 74         1.00% / 4          0.65% / 4
        75 - 80         0.75% / 4          0.50% / 4

         You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 98. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 98. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         JOINT 5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND FIVE-YEAR STEP-UP ("LIFEGUARD PROTECTOR PLUS WITH JOINT OPTION") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the youngest joint Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see "Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up" beginning on page 107. The charge varies by age group (see table below), and both Owners must be within the eligible age range.

         PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


Annual Charge             Maximum            Current
------------------- -------------------- ----------------
------------------- -------------------- ----------------
Ages    45 - 49          1.10% / 4          0.65% / 4
        50 - 54          1.25% / 4          0.80% / 4
        55 - 59          1.70% / 4          1.10% / 4
        60 - 64          1.70% / 4          1.10% / 4
        65 - 69          1.45% / 4          0.90% / 4
        70 - 74          1.00% / 4          0.60% / 4
        75 - 80          0.80% / 4          0.55% / 4

         You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up, again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up" beginning on page 84. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "Joint 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Five-Year Step-Up" beginning on page 107. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP
          ("LIFEGUARD ASCENT") CHARGE. If you select the For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.2375% of the
         GWB each calendar quarter (0.95% annually). For more information about the GWB, please see "For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 117. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 117. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 117. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         JOINT FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD ASCENT WITH JOINT OPTION") CHARGE. If you select the Joint For Life Guaranteed Minimum Withdrawal Benefit, you will pay 0.2875% of the GWB each calendar quarter (1.15% annually). For more information about the GWB, please see "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 121.

         We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement. We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 121. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" beginning on page 121. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("LIFEGUARD 5") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see "5% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 129. The charge varies by age group. The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)


         PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         The bonus is available only for Contracts to which this GMWB was added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006.

                  For Contracts to which this GMWB was added BEFORE MAY 1, 2006 (subject to availability), the charge for each age group is:

                          Annual Charge         Maximum       Current
                          ------------------- ------------- ------------
                          ------------------- ------------- ------------
                          Ages    60 - 64      1.30% / 4     0.90% / 4
                                  65 - 69      0.85% / 4     0.60% / 4
                                  70 - 74      0.60% / 4     0.50% / 4
                                  75 - 80      0.50% / 4     0.40% / 4

                  You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

                  For Contracts to which this GMWB was added BEFORE JANUARY 17, 2006, the charge for each age group is:

                          Annual Charge         Maximum       Current
                          ------------------- ------------- ------------
                          ------------------- ------------- ------------
                          Ages    60 - 64        1.30%         0.90%
                                  65 - 69        0.85%         0.60%
                                  70 - 74        0.60%         0.50%
                                  75 - 80        0.50%         0.40%

                  You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made. But this charge reduction is not available upon the spouse's continuation of the Contract.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added FROM JANUARY 17, 2006 THROUGH APRIL 30,2005, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "5% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 129. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "5% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 133. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

         4% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("LIFEGUARD 4") CHARGE. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. For more information about the GWB, please see "4% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 137. The charge varies by age group. The charge also depends on the endorsement's availability, and the basis for and frequency of its deduction, as explained below. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)


         PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         The bonus is available only for Contracts to which this GMWB was added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006.

                  For Contracts to which this GMWB was added BEFORE MAY 1, 2006 (subject to availability), the charge for each age group is:

                           Annual Charge        Maximum        Current
                           ------------------ ------------- --------------
                           ------------------ ------------- --------------
                           Ages    50 - 54     0.85% / 4      0.65% / 4
                                   55 - 59     0.65% / 4      0.50% / 4
                                   60 - 64     0.50% / 4      0.35% / 4
                                   65 - 69     0.35% / 4      0.25% / 4
                                   70 - 74     0.30% / 4      0.20% / 4
                                   75 - 80     0.20% / 4      0.15% / 4

                  You pay the applicable annual percentage of the GWB each calendar quarter. We deduct the charge from your Contract Value pro rata over each applicable Investment Division and the Fixed Account. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter after selection. Similarly, the charge is prorated upon termination of the endorsement.

                  For Contracts to which this GMWB was added BEFORE JANUARY 17, 2006, the charge for each age group is:

                          Annual Charge         Maximum       Current
                          ------------------- ------------- ------------
                          ------------------- ------------- ------------
                          Ages    50 - 54        0.85%         0.65%
                                  55 - 59        0.65%         0.50%
                                  60 - 64        0.50%         0.35%
                                  65 - 69        0.35%         0.25%
                                  70 - 74        0.30%         0.20%
                                  75 - 80        0.20%         0.15%

                  You pay the applicable percentage charge, on an annual basis, of the average daily net asset value of your allocations to the Investment Divisions. The charge may be reduced on the next Contract Anniversary following a birthday that places the Owner (or older Owner, as applicable) in the next age group if no withdrawals are made. But this charge reduction is not available upon the spouse's continuation of the Contract.

         We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. For Contracts to which this endorsement was added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006, we may also change the charge with a step-up, again subject to the applicable maximum annual charge.


         The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement, even if the For Life Guarantee would become invalid, through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see "Termination" under "4% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 137. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see "4% For Life Guaranteed Minimum Withdrawal Benefit" beginning on page 137. Also see "Guaranteed Minimum Withdrawal Benefit Important Special Considerations" beginning on page 60 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.


         DEATH BENEFIT CHARGES. There is no additional charge for the Contract's basic death benefit. However, for an additional charge, you may select one of the Contract's available optional death benefits in place of the basic death benefit. Please ask your agent whether there are variations on these benefits in your state or contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.


                  If you select the 5% ROLL-UP DEATH BENEFIT (5% Compounded Death Benefit), you will pay 0.45%, subject to a maximum of 0.70% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

                  If you select the 4% ROLL-UP DEATH BENEFIT, you will pay 0.30%, subject to a maximum of 0.50% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE:
                  EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


                  If you select the HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (Maximum Anniversary Value Death Benefit), you will pay 0.25%, subject to a maximum of 0.40% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.

                  If you select the COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (Combination Death Benefit), you will pay 0.55%, subject to a maximum of 0.80% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions.


                  If you select the COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, you will pay 0.40%, subject to a maximum of 0.60% on new issues, on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


         THREE-YEAR WITHDRAWAL CHARGE PERIOD. If you select the optional three-year withdrawal charge period feature, you will pay 0.45% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

         PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         FIVE-YEAR WITHDRAWAL CHARGE PERIOD. If you select the optional five-year withdrawal charge period feature, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

         20% ADDITIONAL FREE WITHDRAWAL CHARGE. If you select the optional feature that permits you to withdraw up to 20% of premiums (excluding premiums allocated to the Indexed Fixed Option) that are still subject to a withdrawal charge minus earnings during a Contract Year without a withdrawal charge, you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. We stop deducting this charge on the date you annuitize.

         COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the period for which payments are guaranteed to be made under income option 3 your Beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

                 * (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

                 * (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

         OTHER EXPENSES. We pay the operating expenses of the Separate Account, including those not covered by the mortality and expense and administrative charges. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached prospectuses for the JNL Series Trust, JNL Variable Fund LLC and Variable Insurance Funds. For more information, please see the "Fund Operating Expenses" table beginning on page 11.

         PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. We pay these taxes and may make a deduction from your Contract Values for them. Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

         INCOME TAXES. We reserve the right, when calculating unit values, to deduct a credit or charge with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not presently making any such deduction.

                            DISTRIBUTION OF CONTRACTS


         Jackson National Life Distributors LLC ("JNLD"), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.


         Commissions are paid to broker-dealers who sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid up front, we may also pay trail commissions. We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.


         Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These payments and/or reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support. They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products. They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct. While such compensation may be significant, it will not cause any additional direct charge by us to you.

         The two primary forms of such compensation paid by JNLD are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement, assets under management and sales volume. Overrides are generally based on a fixed percentage of product sales and currently range from 10 to 50 basis points (0.10% to 0.50%). Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars. Examples of such payments include, but are not limited to, reimbursements for representative training or "due diligence" meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

         Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products:

                 A. G. Edwards & Sons, Inc.
                 American General Securities
                 Centaurus Financial
                 Commonwealth Financial Group, Inc.
                 ING Financial Partners Inc.
                 Independent Financial Marketing Group
                 Investment Centers of America, Inc.
                 Inter Securities Inc.
                 Invest Financial Corp.
                 Jefferson Pilot Securities Corp
                 Linsco/Private Ledger Corp.
                 Mutual Service Corporation
                 National Planning Corporation
                 Prime Capital Services, Inc.
                 Raymond James & Associates, Inc.
                 Securities America, Inc.
                 SII Investments, Inc.
                 Thrivent Financial for Lutherans
                 Wachovia Securities, LLC
                 Woodbury Financial Services Inc.

         Please see Appendix E for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.


         We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law. If you elect the optional Three-Year Withdrawal Charge Period endorsement, if available, a lower commission may be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement. We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges. Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

                 *     National Planning Corporation,

                 *     SII Investments, Inc.,

                 *     IFC Holdings, Inc. d/b/a Invest Financial Corporation,

                 *     Investment Centers of America, Inc., and

                 *     Curian Clearing LLC

         The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.


         All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.


                                                     PURCHASES

         MINIMUM INITIAL PREMIUM:

                 *     $5,000 under most circumstances

                 *     $2,000 for a qualified plan Contract

         MINIMUM ADDITIONAL PREMIUMS:
                 *     $500 for a qualified or non-qualified plan

                 *     $50 for an automatic payment plan


                 * You can pay additional premiums at any time during the accumulation phase; however, if the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. Similarly, if the Guaranteed Minimum Accumulation Benefit is elected, no premium will be accepted more than 90 days after the Issue Date of the Contract while the benefit is in effect.

         These minimums apply to purchases, but do not preclude subsequent partial withdrawals that would reduce Contract Values below the minimum initial purchase amounts, as long as the amount left in the account is sufficient to pay the withdrawal charge. We reserve the right to limit the number of Contracts that you may purchase. We also refuse the right to refuse any premium payment. There is a $100 minimum balance requirement for each Investment Division and Fixed Account. The Indexed Fixed Option has initial and subsequent allocation minimums of $5,000. We reserve the right to restrict availability or impose restrictions on the Fixed Account and Indexed Fixed Account.


         MAXIMUM PREMIUMS:

                 * The maximum aggregate premiums you may make without our prior approval is $1 million.


         The payment of subsequent premiums relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the enhanced death benefits, the GMIB, the GMAB or any GMWBs.


         ALLOCATIONS OF PREMIUM. You may allocate your premiums to one or more of the Investment Divisions and Fixed Account. Each allocation must be a whole percentage between 0% and 100%. The minimum amount you may allocate to an Investment Division or the Fixed Account is $100. We will allocate any additional premiums you pay in the same way unless you instruct us otherwise. These allocations will be subject to our minimum allocation rules.

         Although more than 18 Investment Divisions and the Fixed Account are available under your Contract, you may not allocate your Contract Values among more than 18 at any one time.

         We will issue your Contract and allocate your first premium within two business days (days when the New York Stock Exchange is open) after we receive your first premium and all information that we require for the purchase of a Contract. If we do not receive all of the information that we require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will return your money.

         Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

         OPTIONAL CONTRACT ENHANCEMENTS. If you elect one of our optional Contract Enhancements, then at the end of any business day in the first Contract Year when we receive a premium payment, we will credit your Contract Value with an additional 2%, 3% (if elected PRIOR TO JANUARY 16, 2007), 4% or 5% of your payment, depending upon which Contract Enhancement you have elected. If the 5% Contract Enhancement is elected, no premium will be accepted after the first Contract Year. There is a charge, described above, that is assessed against the Investment Divisions and the Fixed Account for the Contract Enhancements, and its amount depends upon which Contract Enhancement you elect. Allocations to the Indexed Fixed Option are not permitted in the first seven years (five years for the 2% Contract Enhancement). We will also impose a Contract Enhancement recapture charge if you

                 * make withdrawals in excess of the free withdrawals permitted by your Contract (or an additional free withdrawal endorsement if elected),

                 *     elect to receive payment under an income option, or

                 * return your Contract during the Free Look period. (If you elected the 5% Contract Enhancement and return your Contract during the Free Look period, the entire amount of the Contract Enhancement will be recaptured.)

         The amount and duration of the recapture charge depends upon which Contract Enhancement you elect. We will not impose the Contract Enhancement recapture charge if your withdrawal is made for certain health-related emergencies, withdrawals of earnings, withdrawals in accordance with an additional free withdrawal provision, amounts paid out as death benefits or to satisfy required minimum distributions of the Internal Revenue Code. For purposes of the recapture charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium, based on the completed years (12 months) since the receipt of premiums. (See example 2 in Appendix B for an illustration.) If the withdrawal requested exceeds the required minimum distribution, the recapture charge will be charged on the entire withdrawal amount. We expect to make a profit on these charges for the Contract Enhancements. Examples in Appendix B may assist you in understanding how recapture charges for the Contract Enhancements work.

         Your Contract Value will reflect any gains or losses attributable to a Contract Enhancement. Contract Enhancements, and any increase in value attributable to a Contract Enhancement, distributed under your Contract will be considered earnings under the Contract for tax purposes.

         Asset-based charges are deducted from the total value of the Separate Account. In addition, for the Fixed Account, the Contract Enhancement charge lowers the credited rate that would apply if the Contract Enhancement had not been elected. Therefore, your Contract incurs charges on the entire amounts included in your Contract, which includes premium payments made in the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement and the earnings, if any, on such amounts for the first seven Contract Years (five for the 2% Contract Enhancement). As a result, the aggregate charges assessed will be higher than those that would be charged if you did not elect a Contract Enhancement. Accordingly, it is possible that upon surrender, you will receive less money back than you would have if you had not elected a Contract Enhancement. We will impose a Contract Enhancement recapture charge if you make withdrawals in the first seven years (five years for the 2% Contract Enhancement) after a first year premium payment. We expect to profit from certain charges assessed under the Contract, including the withdrawal charge, the mortality and expense risk charge and the Contract Enhancement charge.

         If you elect the Contract Enhancement and then make more than relatively small premium payments during Contract Years two through seven (five for the 2% Contract Enhancement), you would likely have a lower Contract Value than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first Contract Year. Charges for the Contract Enhancement are not assessed after the seventh Contract Year (fifth for the 2% Contract Enhancement).

         Accordingly, the increased Contract Value resulting from a Contract Enhancement is reduced during the first seven Contract Years (five for the 2% Contract Enhancement) by the operation of the Contract Enhancement charge. If you make premium payments only in the first Contract Year and do not make a withdrawal during the first seven years (five for the 2% Contract Enhancement), at the end of the seven-year period (five for the 2% Contract Enhancement) that the Contract Enhancement charge is applicable, the Contract Value will be equal to or slightly higher than if you had not selected a Contract Enhancement, regardless of investment performance. Contract Values may also be higher if you pay additional premium payments in the first Contract Year, because those additional amounts will be subject to the Contract Enhancement charge for less than seven full years (five for the 2% Contract Enhancement).

         In the first seven Contract Years (five for the 2% Contract Enhancement), the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than Contracts without the Contract Enhancement) in the following circumstances:

               *    death benefits computed on the basis of Contract Value;

               * withdrawals taken under the 10% free withdrawal provision (or the 20% Additional Free Withdrawal Endorsement, if elected);

               *    withdrawals   necessary  to  satisfy  the  required  minimum
                    distributions of the Internal Revenue Code;

               *    if permitted by your state, withdrawals under our:

                    *   Terminal Illness Benefit;
                    *   Specified Conditions Benefit; or

               *    Extended Care Benefit. (See page 58 below.)

         You may NOT elect the 3% (no longer offered AS OF JANUARY 16, 2007), 4% or 5% Contract Enhancement endorsements with the 20% Additional Free Withdrawal option or with the Guaranteed Minimum Accumulation Benefit.


         For Contracts issued BEFORE MAY 1, 2006, the Three-year Withdrawal Schedule could not be elected with the 20% Additional Free Withdrawal option.


         CAPITAL PROTECTION PROGRAM. If you select our Capital Protection Program at issue, we will allocate enough of your premium to the Fixed Account you select to assure that the amount so allocated will equal, at the end of a selected period of 1, 3, 5, or 7 years, your total original premium paid. You may allocate the rest of your premium to any Investment Division(s). If any part of the Fixed Account value is surrendered or transferred before the end of the selected guaranteed period, the value at the end of that period will not equal the original premium. This program is available only if Fixed Account Options are available. There is no charge for the Capital Protection Program. You should consult your Jackson representative with respect to the current availability of Fixed Account Options, their limitations, and the availability of the Capital Protection Program.


         For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

         Alternatively, assume Jackson receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year. Jackson will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Investment Division(s) you selected.

         Thus, as these examples demonstrate, the shorter guarantee periods require allocation of substantially all your premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.


         If you elect the Guaranteed Minimum Accumulation Benefit, the Capital Protection Program will not be available while the Guaranteed Minimum Accumulation Benefit is in effect.

         GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX D THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, a Guaranteed Minimum Accumulation Benefit may be available, which permits you to receive a Guaranteed Value (GV)(as defined below) at the end of a Guarantee Period, regardless of your Contract Value. IF YOU ELECT THIS GMAB ENDORSEMENT, NO PREMIUM WILL BE ACCEPTED MORE THAN 90 DAYS AFTER THE ISSUE DATE OF THE CONTRACT WHILE THE GMAB IS IN EFFECT. ALSO, YOU MAY NOT ELECT tHE GMAB IN COMBINATION WITH ANY CONTRACT ENHANCEMENT, GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR ANY GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB). IN ADDITION, THE GMAB CANNOT BE ADDED AFTER A CONTRACT'S ISSUE DATE. Subject to availability, a GMWB may be elected after the GMAB has terminated. The Capital Protection Program is also not available while the GMAB is in effect. We may further limit the availability of this GMAB optional endorsement.

         GUARANTEED VALUE. This benefit's GV is the minimum Contract Value guaranteed at the end of the elected Guarantee Period. If you select the GMAB when you purchase your Contract, the GV at the beginning of your Guarantee Period is your initial premium payment, net of any applicable taxes. If the GMAB is re-elected at the end of a Guarantee Period, the GV is generally your Contract Value at the time the new Guarantee Period begins.

         The GV will be increased by any subsequent premium payments, net of any applicable premium TAXES (SUBJECT TO A MAXIMUM OF $5 MILLION). (Please see example 2 in Appendix D for an illustration.) No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

         Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less than the GV at the time a partial withdrawal is made, THE PARTIAL WITHDRAWAL MAY REDUCE THE GV BY A DOLLAR AMOUNT THAT IS GREATER THAN THE DOLLAR AMOUNT WITHDRAWN. (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

         For purposes of the GMAB charge, the GV in effect on the date the charge is deducted is equal to the GV at the beginning of the Guarantee Period, increased by any subsequent premium payments and decreased by any subsequent partial withdrawals, as described above. For more information regarding the GMAB charge, please see "Guaranteed Minimum Accumulation Benefit Charge" beginning on page 51.

         THE GV CAN NEVER BE MORE THAN $5 MILLION.

         GUARANTEE PERIOD. The Guarantee Period is the time period at the end of which the GV is guaranteed. The Guarantee Period currently available is ten Contract Years. The Guarantee Period begins on the effective date of the endorsement and ends on the Contract Anniversary corresponding to the end of the Guarantee Period. If you select the GMAB when you purchase your Contract, the effective date is the Contract Issue Date.

         REQUIRED ALLOCATION. On the endorsement's effective date, we automatically allocate a certain percentage of your premium (if the GMAB is selected when you purchase your Contract) or your Contract Value (if the GMAB is re-elected after the Contract's Issue Date) to the GMAB Fixed Account. The remaining premium or Contract Value will be allocated to the Fixed Account Options and Investment Divisions based on the current premium allocation you have selected for your Contract.

         The required allocation percentage for the GMAB Fixed Account is that which is in effect on the effective date of the Guarantee Period and the same allocation percentage remains in effect for the duration of the Guarantee Period. We anticipate the required allocation percentage of premium or Contract Value to the GMAB Fixed Account will generally range from 15% to 40%. The required allocation percentage may vary, however, from this stated range. Generally, when the interest rate credited to the GMAB Fixed Account is higher, the required allocation to the GMAB Fixed Account will be lower. When the interest rate credited to the GMAB Fixed Account is lower, the required allocation to the GMAB Fixed Account is higher.

         The required allocation percentage is declared by the Company in advance and may also vary by state. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared required allocation percentage for your state. Our contact information is on the cover page of this prospectus.


         GUARANTEED MINIMUM ACCUMULATION BENEFIT FIXED ACCOUNT. A certain percentage of the value in your Contract, as explained above, will be allocated to the GMAB Fixed Account in accordance with the required allocation percentage in effect on the effective date of the endorsement. You may not allocate additional monies to this fixed account. The Contract Value in the GMAB Fixed Account is credited with a specific interest rate that is guaranteed and will remain in effect for the entire Guarantee Period. The interest rate is credited daily to the Contract Value in the GMAB Fixed Account so long as the Contract Value is not withdrawn, transferred, or annuitized until the end of the Guarantee Period. The interest rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMAB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

         An Excess Interest Adjustment may apply to amounts withdrawn, transferred or annuitized from the GMAB Fixed Account prior to the end of the Guarantee Period. The Excess Interest Adjustment reflects changes in the level of interest rates since the beginning of the Guarantee Period. The Excess Interest Adjustment is based on the relationship of the current new business interest rate to the interest rate being credited to you in the GMAB Fixed Account. The current new business interest rate used for this comparison is the interest rate then available on a new Guarantee Period of the same duration, increased by 0.50% per annum. Generally, the Excess Interest Adjustment will increase your GMAB Fixed Account value when current new business rates are lower than the rate then being credited and will decrease your GMAB Fixed Account value when current new business rates are higher than the rate then being credited.

         Also, there will be no Excess Interest Adjustment when the current new business interest rate (after the above-mentioned 0.50% increase) is greater than the interest rate you are then being credited by less than 0.50%. This restriction avoids downward adjustments in the GMAB Fixed Account value in situations where the general level of interest rates has declined but the above-mentioned 0.50% increase results in a current new business interest rate that is higher than the rate currently being credited to your GMAB Fixed Account.

         There is no Excess Interest Adjustment on: death benefit proceed payments; payments pursuant to a life contingent income option or an income option resulting in payments spread over at least five years; amounts withdrawn for Contract charges; or free withdrawals. In no event will the amount we pay on a total withdrawal from the GMAB Fixed Account be less than the GMAB Fixed Account minimum value.

         Quarterly charges deducted across all Fixed Account Options and Investment Divisions (e.g., Annual Contract Maintenance Charges, GMAB Charges, Mortality and Expense Risk Charge) are also deducted from the GMAB Fixed Account in accordance with your Contract's provisions. These charges will not reduce the GV. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMAB Fixed Account.

         At the end of the Guarantee Period, if the Contract Value is less than the GV, the Company will add additional money to the Contract Value equal to the difference between the GV and the Contract Value. This additional amount will be allocated within the Contract based on the current premium allocation for the Contract. The GMAB will be automatically terminated unless a written request for re-election of the GMAB has been received by our Annuity Service Center in good order within 30 days prior to the Contract Anniversary corresponding to the end of the Guarantee Period. If the GMAB is terminated, the GMAB Fixed Account value will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

         RE-ELECTION. The GMAB may not be re-elected if any Owner is older than 80 years on the effective date of re-election or if the GMAB is no longer offered. If the GMAB is re-elected, the Contract Value will be rebalanced to meet the current GMAB Fixed Account allocation requirements. The GV will be re-set to equal the Contract Value adjusted for any applicable Excess Interest Adjustment on amounts transferred from Fixed Account Options and a new Guarantee Period will be established. In determining the GV, a negative Excess Interest Adjustment associated with any transfer from a Fixed Account Option will reduce the GV as well as the Contract Value. THE GV CAN NEVER BE MORE THAN $5 MILLION. The required allocation percentage for the GMAB Fixed Account and the GMAB Fixed Account interest rate will be those in effect on the effective date of re-election. The effective date of re-election is the Contract Anniversary corresponding to the end of the previous Guarantee Period.

         TRANSFERS. While the GMAB is in effect, transfers between Investment Divisions and Fixed Account Options are still permitted in accordance with your Contract. The Company will automatically transfer amounts to or from the GMAB Fixed Account, as applicable, upon election, re-election, or termination of the GMAB.

         Upon re-election, any amount required to be transferred from the Investment Divisions and/or Fixed Account Options to the GMAB Fixed Account will be equal to the required allocation percentage for the GMAB Fixed Account multiplied by the current value of each Investment Division and Fixed Account Option, unless the Owner specifies otherwise. The amount applied to the GMAB Fixed Account on transfers from a Fixed Account Option will be adjusted for any applicable Excess Interest Adjustment under that option. As a result, after the Excess Interest Adjustment, the GMAB Fixed Account value immediately following the transfer may be more or less than the required allocation percentage for the GMAB Fixed Account multiplied by the Contract Value before the Excess Interest Adjustment.

         Transfers to or from the GMAB Fixed Account will not count against your Contract's 15 free transfers provision. The Company will not transfer funds in or out of the GMAB Fixed Account during the Guarantee Period. Likewise, you may not elect transfers to or from the GMAB Fixed Account during the Guarantee Period.

         SUBSEQUENT PREMIUMS. If the GMAB is elected on the Contract's Issue Date, all premium received within 90 days of the Issue Date will be subject to the required allocation percentage for the GMAB Fixed Account determined at issue. All allocations to the GMAB Fixed Account will be added to the same GMAB Fixed Account. In other words, only one GMAB Fixed Account will exist on a single Contract at a time. As a result, these subsequent allocations will have the same credited rate and period ending date as the initial Premium. Interest credited in the GMAB Fixed Account on subsequent Premiums is credited daily from the date of receipt.

         The GV will be increased by any subsequent premium payments, net of any applicable premium taxes (subject to a maximum of $5 million). (Please see example 2 in Appendix D for an illustration.)

         No additional premium payments are allowed more than 90 days after the Contract's Issue Date while the GMAB is in effect.

         PARTIAL WITHDRAWALS. Unless you specify otherwise, partial withdrawals (including applicable charges and adjustments) will be taken proportionately from the GMAB Fixed Account, Fixed Account Options and Investment Divisions. The percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value. Withdrawal Charges and Excess Interest Adjustments may apply to withdrawals.

         Partial withdrawals (including Withdrawal Charges and Excess Interest Adjustments) will reduce the GV in the same proportion that the Contract Value was reduced on the date of the withdrawal. This means that, if the Contract Value is less that the GV at the time a partial withdrawal is made, the PARTIAL WITHDRAWAL MAY REDUCE THE GV BY A DOLLAR AMOUNT THAT IS GREATER THAN THE DOLLAR AMOUNT WITHDRAWN. (Please see example 3b in Appendix D for an illustration.) All withdrawals including systematic withdrawals, required minimum distributions prior to the Income Date, withdrawals for asset allocation fees, and free withdrawals will reduce the GV.

         While the GMAB is in effect, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account.

         SPOUSAL CONTINUATION. If any Owner dies before a Contract with the GMAB is annuitized, the Contract's death benefit is still payable; however, the GMAB terminates without value. Alternatively, the Contract allows a Beneficiary who is a deceased Owner's spouse to continue the Contract, retaining all rights previously held by the Owner. If the spouse continues the Contract and the GMAB endorsement applies to the Contract, the GMAB will continue and no adjustment will be made to the GV at the time of continuation. The Guarantee Period will continue to be based on the original effective date or re-election date, as applicable. Contract Years and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. The spouse may elect to terminate the GMAB upon written request in good order on or after the seventh Contract Anniversary.

         TERMINATION. The GMAB endorsement terminates subject to a prorated GMAB charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges plus or minus any Excess Interest Adjustments and not the GV you would have received under the GMAB at the end of the Guarantee Period. The GMAB also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract); the date the Contract Value equals zero; the date our Service Center receives a written request in good order from you to terminate the GMAB on or after the seventh Contract Anniversary; or at the end of the Guarantee Period, unless the GMAB is re-elected by you.

         Upon termination of the GMAB either at the end of the Guarantee Period or at the time of your request on or after the seventh Contract Anniversary, the GMAB Fixed Account value (adjusted for any applicable Excess Interest Adjustment) will be transferred to the Fixed Account Options and Investment Divisions based on the current premium allocation for the Contract.

         CONTRACT VALUE IS ZERO. If, while the GMAB is in effect, your Contract Value is reduced to zero as the result of the deduction of contract charges, the GV will be paid automatically to you and the GMAB will terminate. In addition, all other rights under your Contract cease, as your Contract and all other optional endorsements will terminate without value. The GV will be paid in a lump sum within 60 days after the termination date.


         ACCUMULATION UNITS. Your Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the Investment Divisions you select. In order to keep track of the value of your Contract during the accumulation phase, we use a unit of measure called an "Accumulation Unit." During the income phase we use a measure called an "Annuity Unit."

         Every business day, we determine the value of an Accumulation Unit for each of the Investment Divisions by:

               *    determining   the  total   amount  of  assets  held  in  the
                    particular Investment Division;

               * subtracting any asset-based charges and taxes chargeable under the Contract; and

               *    dividing   this   amount  by  the   number  of   outstanding
                    Accumulation Units.

         Charges deducted through the cancellation of units are not reflected in this computation.

         The value of an Accumulation Unit may go up or down from day to day. The base Contract has a different Accumulation Unit value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit value.

         When you make a premium payment, we credit your Contract with Accumulation Units. The number of Accumulation Units we credit is determined at the close of that business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

                  TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS


         You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between an Investment Division and the Fixed Account must occur prior to the Income Date. Transfers from the Fixed Account will be subject to any applicable Excess Interest Adjustment. There may be periods when we do not offer the Fixed Account, or when we impose special transfer requirements on the Fixed Account. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then Current Interest Rate for the applicable Fixed Account Option. You can make 15 transfers every Contract Year during the accumulation phase without charge.


         A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

         RESTRICTIONS ON TRANSFERS: MARKET TIMING. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

         Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

               *    limiting the number of transfers over a period of time;

               *    requiring a minimum time period between each transfer;

               * limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

               * limiting the dollar amount that you may transfer at any one time.

         To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

         We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

         Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

         Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

         Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

                       TELEPHONE AND INTERNET TRANSACTIONS

         THE BASICS. You can request certain transactions by telephone or at www.jnl.com, our Internet website, subject to our right to terminate electronic or telephonic transfer privileges described above. Our Annuity Service Center representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.

         WHAT YOU CAN DO AND HOW. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Annuity Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

         WHAT YOU CAN DO AND WHEN. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

         Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Annuity Service Center immediately.

         HOW TO CANCEL A TRANSACTION. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Annuity Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

         OUR PROCEDURES. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

         We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

         Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designated by the Owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

                              ACCESS TO YOUR MONEY

         You can have access to the money in your Contract:

               *    by making either a partial or complete withdrawal,

               *    by electing the Systematic Withdrawal Program,

               *    by electing a Guaranteed Minimum Withdrawal Benefit, or

               *    by electing to receive income payments.

         Your Beneficiary can have access to the money in your Contract when a death benefit is paid.

         Withdrawals under the Contract may be subject to a withdrawal charge. For purposes of the withdrawal charge, we treat withdrawals as coming first from earnings and then from the oldest remaining premium. When you make a complete withdrawal you will receive the value of your Contract as of the end of the business day your request is received by us in Good Order, MINUS any applicable taxes, the annual contract maintenance charge, charges due under any optional endorsement and all applicable withdrawal charges, adjusted for any applicable Excess Interest Adjustment. For more information about withdrawal charges, please see "Withdrawal Charge" beginning on page 28.

         Your withdrawal request must be in writing. We will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing, with an original signature of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.


         Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the Fixed Account Option or Investment Division from which you are making the withdrawal. If you are not specific in your withdrawal request, your withdrawal will be taken from your allocations to the Investment Divisions, Fixed Account Options and GMAB Fixed Account based on the proportion their respective values bear to the Contract Value. If you are specific in your withdrawal request, please know that, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.

         With the Systematic Withdrawal Program, you may withdraw a specified dollar amount (of at least $50 per withdrawal) or a specified percentage. After your withdrawal, at least $100 must remain in each Fixed Account Option or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal. Amounts may not be withdrawn from the Indexed Fixed Option until all other amounts under the Contract have been withdrawn. If your Contract contains the GMAB, any systematic withdrawal request for a specified dollar amount or specified percentage from a particular Investment Division or the Fixed Account will be limited in that such withdrawals cannot be made from the GMAB Fixed Account. If you wish your systematic withdrawal to include amounts allocated to the GMAB Fixed Account, your systematic withdrawal must be taken proportionally from all of your allocations (to the Investment Divisions and the Fixed Account, including the GMAB Fixed Account) based on their respective values in relation to the Contract Value.


         If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.


         INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. THERE ARE LIMITATIONS ON WITHDRAWALS FROM QUALIFIED PLANS. FOR MORE INFORMATION, PLEASE SEE "TAXES" BEGINNING ON PAGE 157.


         WAIVER OF WITHDRAWAL AND RECAPTURE CHARGES FOR CERTAIN EMERGENCIES. We will waive the withdrawal charge (withdrawals from the Investment Divisions and the Fixed Account), but not any Excess Interest Adjustment that would otherwise apply in certain circumstances by providing you, at no charge, the following:

                 * Terminal Illness Benefit, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) that you withdraw after providing us with a physician's statement that you have been diagnosed with an illness that will result in your death within 12 months;

                 * SPECIFIED CONDITIONS BENEFIT, under which you may make a one-time withdrawal of up to 25% (for joint Owners, this benefit applies to each of them for 12 1/2%) of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) with no withdrawal charge or recapture charge after having provided us with a physician's statement that you have been diagnosed with one of the following conditions:

                            *    Heart attack

                            *    Stroke

                            *    Coronary artery surgery

                            *    Life-threatening cancer

                            *    Renal failure or

                            *    Alzheimer's disease; and

                 * EXTENDED CARE BENEFIT, under which we will waive any withdrawal charges and recapture charges on amounts of up to $250,000 of your Contract Value from the Investment Divisions and Fixed Account (excluding amounts in the Indexed Fixed Option) that you withdraw after providing us with a physician's statement that you have been confined to a nursing home or hospital for 90 consecutive days, beginning at least 30 days after your Contract was issued.

         You may exercise these benefits once under your Contract.

         OPTIONAL THREE-YEAR WITHDRAWAL CHARGE PERIOD. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a three-year withdrawal period with withdrawal charges in contribution years one through three of 7.5%, 6.5% and 5%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.45% of average daily net asset value of your allocations to the Investment Divisions. If you elect the optional Three-Year Withdrawal Charge Period endorsement, a lower commission will be paid to the registered representative who sells you your Contract than if you elect to purchase the product without that endorsement. You may NOT elect this option if you elect the Five-Year Withdrawal Charge endorsement or the 20% Additional Free Withdrawal endorsement. In addition, the Indexed Fixed Option is not available if you select the Three-year Withdrawal Charge period.

         PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         OPTIONAL FIVE-YEAR WITHDRAWAL CHARGE PERIOD. You may elect an endorsement to your Contract that substitutes for the Contract's usual seven-year withdrawal period a five-year withdrawal period with withdrawal charges in contribution years one through five of 8%, 7%, 6%, 4% and 2%, respectively, and 0% thereafter. The charge for this optional feature on an annualized basis is 0.30% of average daily net asset value of your allocations to the Investment Divisions. If you elect the Optional Five- Year Withdrawal Charge Period and the Indexed Fixed Option, the withdrawal charge for the Indexed Fixed Option which normally has a 7-year schedule (8.5%, 8%, 7%, 6%, 5%, 4%, 2%) will be modified to a 5-year schedule (8%, 7%, 6%, 4%, 2%, 0%). We reserve the right to restrict the percent of premium that may be allocated to the Indexed Fixed Option.

         The charges for the Five-year or Three-year Withdrawal Charge Period options continue for as long as one holds the Contract. The potential benefits of those options normally will persist for no more than four to six years, depending on performance (the greater the performance the less the benefit) and payment patterns (large subsequent payments in relation to the initial payment make the benefits persist for a longer time than for a Contract where only the initial payment is made). In the case of some surrenders in the third Contract year, the Five-year Withdrawal Charge Period does not provide a benefit and may even impose a small detriment.

         If you purchased your Contract PRIOR TO MAY 1, 2006, the Five-year Withdrawal Charge Period option could not be elected with the Three-year Withdrawal Charge Period option.

         20% ADDITIONAL FREE WITHDRAWAL. If you elect the 20% Additional Free Withdrawal endorsement, you may withdraw an additional 20% of premiums that are subject to a withdrawal charge (excluding premiums allocated to the Indexed Fixed Option), minus earnings, during a Contract Year without a withdrawal charge and you will pay 0.30% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. THIS ENDORSEMENT WILL REPLACE THE 10% ADDITIONAL FREE WITHDRAWAL ENDORSEMENT. The 20% Additional Free Withdrawal endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals. The 20% Additional Free Withdrawal endorsement provides extra liquidity in any market environment but, when it is elected in combination with any GMWB, taking full advantage of the endorsement may have an adverse effect on the GMWB if the withdrawal exceeds the GAWA, as a withdrawal in excess of the GAWA may always reduce the GAWA and potentially limit the benefits available. IN FACT, ANY TIME YOU USE THE 20% FREE WITHDRAWAL ENDORSEMENT WHEN THE AMOUNT OF THE WITHDRAWAL EXCEEDS THE GAWA AND THE CONTRACT VALUE IS LESS THAN THE GWB, IT IS DISADVANTAGEOUS. You may NOT elect this option if you elect the 3% (no longer offered as of January 16, 2007), 4% or 5% Contract Enhancement endorsements or if, PRIOR TO MAY 1, 2006, you elected the Three-year Withdrawal Charge Period option.

         GUARANTEED MINIMUM WITHDRAWAL BENEFIT CONSIDERATIONS. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their Beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

         A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

         Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.


         The Joint For Life GMWB with Annual Step-Up is available only to spouses and differs from the For Life GMWB with Annual Step-Up without the Joint Option or the 5% For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which are available to spouses and unrelated parties) and enjoys the following advantages:


                 * If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the "Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up" subsections beginning on page 125.)

                 * If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).


         The Joint For Life GMWB with Annual Step-Up has a higher charge than the For Life GMWBs without the Joint Option.


         GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is the date on which the Owner attains age 90 under a Non-Qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

         Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.


         These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date. Please also see "Extension of Latest Income Date" beginning on page 164 for further information regarding possible adverse tax consequences of extending the Latest Income Date.


         In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements or whether there are other IRA holdings that can satisfy the aggregate RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution.


         7% GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("SAFEGUARD 7 PLUS"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDIX C THAT MAY ASSIST YOU IN UNDERSTANDING HOW THE CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. We may limit the availability of this optional endorsement. THE 7% GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.


         Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount. Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

         Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

         Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.


         If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Withdrawals greater than GAWA impact the GAWA differently, depending on when you selected the 7% GMWB, because the calculation is different. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.


         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

               * the GWB prior to the partial withdrawal less the partial withdrawal; or

               *    zero.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

               * the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

               * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

         If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

               *    the GAWA prior to the partial withdrawal; or

               *    the GWB after the partial withdrawal.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

               *    the GAWA prior to the partial withdrawal; or

               *    the GWB after the partial withdrawal.

                                       - or -

                  For Contracts to which this endorsement was added ON AND AFTER MAY 2, 2005, 7% of the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the withdrawal.

                  For Contracts to which this endorsement was added BEFORE MAY 2, 2005, 7% of the greater of:

                     1. the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

                     2.     the GWB after the partial withdrawal.

         For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

         Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

         For certain tax-qualified Contracts to which the 7% GMWB is added ON AND AFTER JANUARY 17, 2006 (subject to availability), withdrawals greater than the Guaranteed Annual Withdrawal Amount (GAWA) are allowed, under certain circumstances, to meet the Contract's required minimum distribution (RMD) under the Internal Revenue Code (Code), and the endorsement's guarantees will not be compromised. Otherwise, the GWB and GAWA could be adversely recalculated, as described above.


         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.


         Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 7% GMWB, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.


                  Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

                  If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.


         AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                  The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                  If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).


         EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 7% GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.


         STEP-UP. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

                                       -----------------------------------------

                                       The GWB equals Contract Value.
        WITH A STEP-UP -
                                       The GAWA is recalculated, equaling the
                                       greater of:
                                           * 7% of the new GWB; OR
                                           * The GAWA before the Step-Up.
                                       -----------------------------------------

         The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

                 * For Contracts to which the 7% GMWB was added BEFORE JANUARY 17, 2006, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

         A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         SPOUSAL CONTINUATION. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

         If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to "step-up" on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon "step-up" is the Contract Value, including any adjustments applied on the continuation date. Any subsequent "step-up" must follow the "step-up" restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

         TERMINATION. The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

         CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB.

         All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

         ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:


                  FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are he Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary.


                  This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.


         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the GMWB.


         5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 5"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 5% GMWB WITH ANNUAL STEP-UP IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled. If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.


         Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

         Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

         Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.


         If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.


         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

               * the GWB prior to the partial withdrawal less the partial withdrawal; or

               *    zero.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

               * the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

               * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

         If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

                 *     the GAWA prior to the partial withdrawal; or

                 *     the GWB after the partial withdrawal.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

               *    the GAWA prior to the partial withdrawal; or

               *    the GWB after the partial withdrawal or

               *    5% of the Contract Value after the partial withdrawal,  less
                    any  applicable   recapture   charges  remaining  after  the
                    withdrawal.

         For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.


         Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

         For certain tax-qualified Contracts, the 5% GMWB With Annual Step-Up allows for withdrawals greater than GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.


         Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.


                  Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

                  If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.


         AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                  The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                  If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).


         EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 5% GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.


         STEP-UP. Step-ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up. Step-ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. UPON ELECTION OF STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to "step-up," please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         SPOUSAL CONTINUATION. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

         TERMINATION. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

         CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

         All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

         ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:


                  FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.


                  This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.


         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.


         6% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("AUTOGUARD 6"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES. For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 6% GMWB WITH ANNUAL STEP-UP IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled. If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon "step-up"), and the GWB is reduced with each withdrawal you take.

         Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

         Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

         Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.

         If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

               * the GWB prior to the partial withdrawal less the partial withdrawal; or

               *    zero.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

               * the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

               * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

         If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

               *    the GAWA prior to the partial withdrawal; or

               *    the GWB after the partial withdrawal.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

               *    the GAWA prior to the partial withdrawal, or

               *    the GWB after the partial withdrawal, or

               *    6% of the Contract Value after the partial withdrawal,  less
                    any  applicable   recapture   charges  remaining  after  the
                    withdrawal.

         For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.

         Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

         For certain tax-qualified Contracts, the 6% GMWB With Annual Step-Up allows for withdrawals greater than GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

         Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                  Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

                  If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

         AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                  The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                  If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

         EXAMPLES THAT ARE RELEVANT SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 6% GMWB WITH ANNUAL STEP-UP ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

         STEP-UP. Step-ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up. Step-ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to "step-up," please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         SPOUSAL CONTINUATION. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

         TERMINATION. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

         CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

         All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

         ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

                  FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

         EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

         5% GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITHOUT STEP-UP ("MARKETGUARD 5"). THE FOLLOWING DESCRIPTION IS SUPPLEMENTED BY SOME EXAMPLES IN APPENDIX C THAT MAY ASSIST YOU IN UNDERSTANDING HOW CALCULATIONS ARE MADE IN CERTAIN CIRCUMSTANCES.

         PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB Without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. THE 5% GMWB WITHOUT STEP-UP IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONE GMWB ONLY PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT
         (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB Without Step-Up cannot be canceled. If you select the 5% GMWB Without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The GWB will not include any Contract Enhancement. The 5% GMWB Without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB Without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value less any recapture charges that would be paid were you to make a full withdrawal on the date the endorsement is added. In determining the GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value. THE GWB CAN NEVER BE MORE THAN $5 MILLION, and the GWB is reduced with each withdrawal you take.


         Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

         Withdrawal charges, Contract Enhancement recapture charges, and Excess Interest Adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB Without Step-Up, but these charges or adjustments are offset by your ability to make free withdrawals under the Contract.

         Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments.


         If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, WITHDRAWING MORE THAN THE GAWA IN ANY CONTRACT YEAR COULD CAUSE THE GWB TO BE REDUCED BY MORE THAN THE AMOUNT OF THE WITHDRAWAL(S) AND EVEN RESET TO THE THEN CURRENT CONTRACT VALUE, LIKELY REDUCING THE GAWA, TOO. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.


         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

               * the GWB prior to the partial withdrawal less the partial withdrawal; or

               *    zero.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

               * the Contract Value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or

               * the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

         If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

               *    the GAWA prior to the partial withdrawal; or

               *    the GWB after the partial withdrawal.

         If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

               *    the GAWA prior to the partial withdrawal; or

               *    the GWB after the partial withdrawal; or

               *    5% of the Contract Value after the partial withdrawal,  less
                    any  applicable   recapture   charges  remaining  after  the
                    withdrawal.

         For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any withdrawal charges, recapture charges and Excess Interest Adjustments.


         Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

         For certain tax-qualified Contracts, the 5% GMWB Without Step-Up allows for withdrawals greater than GAWA to meet the required minimum distribution (RMD) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.


         Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.


                  Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

                  If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.


         AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                  The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                  If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).


         EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THE 5% GMWB WITHOUT STEP-UP ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.


         SPOUSAL CONTINUATION. If you die before annuitizing a Contract with the 5% GMWB Without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB Without Step-Up endorsement already applies to the Contract, the 5% GMWB Without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB Without Step-Up, if the 5% GMWB Without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

         TERMINATION. The 5% GMWB Without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB Without Step-Up. The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the Beneficiary who is your spouse continues the Contract) or upon the first date both the GWB and Contract Value equal zero - whichever occurs first.

         CONTRACT VALUE IS ZERO. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

         All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

         ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:


                  FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.


                  This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.


         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. The purchase of the 5% GMWB Without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB Without Step-Up.


         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD PROTECTOR"). THE FOLLOWING DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLES 5 AND 6 FOR THE STEP-UPS AND EXAMPLES 8 AND 9 FOR THE FOR LIFE guarantees.

         PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


         This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

               * The Owner's life (the "For Life Guarantee") if the For Life Guarantee is in effect;

                              The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

                              For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                              The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

                              So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                              The GWB is the guaranteed amount available for future periodic withdrawals.

                 BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.


         This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                           -------------------------------------

           WHEN THIS GMWB IS ADDED TO THE  The GWB equals initial premium net of
           CONTRACT ON THE ISSUE DATE -    any applicable premium  taxes.

                                           The GAWA equals 5% of the GWB.
                                           -------------------------------------


                                           -------------------------------------

           WHEN THIS GMWB IS ADDED TO THE  The GWB equals Contract Value less
           CONTRACT ON ANY CONTRACT        any the applicable recapture charge
           ANNIVERSARY -                   on Contract Enhancement.

                                           The GAWA equals 5% of the GWB.
                                           -------------------------------------


         PLEASE NOTE: AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, THE GAWA IS RESET TO EQUAL 5% OF THE THEN CURRENT GWB.


         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the applicable recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.


         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)


         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.



                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE              * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS        * Zero.
         THAN OR EQUAL TO THE GREATER OF   The GAWA:
         THE GAWA OR RMD, AS APPLICABLE -      * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN
                                                 effect; OTHERWISE
                                               * Is recalculated, equaling the lesser of the GAWA
                                                 before the withdrawal, or the GWB after the
                                                 withdrawal.
                                           ------------------------------------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below).
         In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.

                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE              * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS          charge on any Contract Enhancement; OR
         THE GREATER OF THE GAWA OR RMD,       * The greater of the GWB before the withdrawal less the
         AS APPLICABLE -                         withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                               * 5% of the Contract Value after the withdrawal less the
                                                 recapture charge on any Contract Enhancement; OR
                                               * The greater of 5% of the GWB after the withdrawal, or
                                                 zero.
                                           ------------------------------------------------------------------



         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

              ------------------------------------------------------------------
              RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

              Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                   Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively.

                   If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

              AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                   The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                   If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006
                   RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

              EXAMPLES SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

              ------------------------------------------------------------------

         PREMIUMS.

                                           ------------------------------------------------------------------

         WITH EACH SUBSEQUENT PREMIUM      The GWB is recalculated, increasing by the
         PAYMENT ON THE CONTRACT -         amount of the premium net of any applicable
                                           premium taxes.

                                           The GAWA is also recalculated, increasing by:
                                              * 5% of the premium net of any applicable premium taxes; OR
                                              * 5% of the increase in the GWB - IF THE MAXIMUM GWB IS
                                                hit.
                                           ------------------------------------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.


                                          ------------------------------------------------------------------

        WITH A STEP-UP -                  The GWB equals Contract Value.

                                          The GAWA is recalculated, equaling the greater of:
                                             * 5% of the new GWB; OR
                                             * The GAWA before the Step-Up.
                                          ------------------------------------------------------------------

         Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                           ------------------------------------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
         CONTRACT VALUE IS ZERO -             * The GWB before the payment less the payment; OR
                                              * Zero.

                                           The GAWA:
                                              * Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                                EFFECT; OTHERWISE
                                              * Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
                                           ------------------------------------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                    *    Upon the Owner's death, the For Life Guarantee is void.

                    * Only the GWB is payable while there is value to it (until depleted).

                    * Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

                    * Contract Anniversaries will continue to be based on the Contract's Issue Date.

               *    Continue   the   Contract   WITHOUT   this  GMWB   (GMWB  is
                    terminated).

               * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility - WHETHER OR NOT THE SPOUSAL BENEFICIARY TERMINATED THE GMWB IN CONTINUING THE CONTRACT.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of the Owner's death (or the first Owner's death with joint Owners), UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND ANNUAL STEP-UP ("LIFEGUARD ADVANTAGE"). THE FOLLOWING DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLES 6 AND 7 FOR THE STEP-UPS, EXAMPLE 8 FOR THE BONUS AND EXAMPLE 9 FOR THE FOR LIFE GUARANTEES. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:



               * The Owner's life (the "For Life Guarantee") if the For Life Guarantee is in effect;

                      The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                      The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

                      So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                      The GWB is the guaranteed amount available for future periodic withdrawals.

               * With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

         BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB, INCLUDING ANY BONUS OPPORTUNITY, ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.


         This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                           -------------------------------------

           WHEN THIS GMWB IS ADDED TO THE  The GWB equals initial premium net of
           CONTRACT ON THE ISSUE DATE -    any applicable premium taxes.

                                           The GAWA equals 5% of the GWB.
                                           -------------------------------------



                                           -------------------------------------

           WHEN THIS GMWB IS ADDED TO THE  The GWB equals Contract Value less
           CONTRACT ON ANY CONTRACT        the applicable recapture charge on
           ANNIVERSARY -                   any Contract Enhancement.

                                           The GAWA equals 5% of the GWB.
                                           -------------------------------------


         PLEASE NOTE: AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, THE GAWA IS RESET TO EQUAL 5% OF THE THEN CURRENT GWB.


         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the applicable recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.


         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)


         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.



                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE              * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS        * Zero.
         THAN OR EQUAL TO THE GREATER OF
         THE GAWA OR RMD, AS APPLICABLE -  The GAWA:
                                               * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN EFFECT;
                                                 OTHERWISE
                                               * Is recalculated, equaling the lesser of the GAWA
                                                 before the withdrawal, or the GWB after the
                                                 withdrawal.
                                           ------------------------------------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below).
         In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.

                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE              * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS          charge on any Contract Enhancement; OR
         THE GREATER OF THE GAWA OR RMD,       * The greater of the GWB before the withdrawal less
         AS APPLICABLE -                         the withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                               * 5% of the Contract Value after the withdrawal less the
                                                 recapture charge on any Contract Enhancement; OR
                                               * The greater of 5% of the GWB after the withdrawal, or
                                                 zero.
                                           ------------------------------------------------------------------


         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

              ------------------------------------------------------------------
              RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

              Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                   Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively.

                   If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

              AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                   The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                   If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006
                   RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

              EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

              ------------------------------------------------------------------

         PREMIUMS.

                                           -------------------------------------

           WITH EACH SUBSEQUENT PREMIUM    The GWB is recalculated, increasing
           PAYMENT ON THE CONTRACT -       by the amount of the premium net of
                                           any applicable premium taxes.

                                           The GAWA is also recalculated,
                                           increasing by:
                                              * 5% of the premium net of any
                                                applicable premium taxes; OR
                                              * 5% of the increase in the GWB -
                                                IF THE MAXIMUM GWB IS HIT.
                                           -------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

                                           -------------------------------------

           WITH A STEP-UP -                The GWB equals Contract Value.

                                           The GAWA is recalculated, equaling
                                           the greater of:
                                              * 5% of the new GWB; OR
                                              * The GAWA before the Step-Up.
                                           -------------------------------------

         Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                           ------------------------------------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
         CONTRACT VALUE IS ZERO -             * The GWB before the payment less the payment; OR
                                              * Zero.

                                           The GAWA:
                                              *    Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                                   EFFECT; OTHERWISE
                                              *    Is recalculated, equaling the lesser of the GAWA before,
                                                   or the GWB after, the payment.
                                           ------------------------------------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                    *    Upon the Owner's death, the For Life Guarantee is void.

                    * Only the GWB is payable while there is value to it (until depleted).

                    * Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

                    * Contract Anniversaries will continue to be based on the Contract's Issue Date.

               *    Continue   the   Contract   WITHOUT   this  GMWB   (GMWB  is
                    terminated).

               * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility - WHETHER OR NOT THE SPOUSAL BENEFICIARY TERMINATED THE GMWB IN CONTINUING THE CONTRACT.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         BONUS. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you NOT to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:


               *    How the bonus is calculated;

               *    What   happens  to  the  Bonus  Base  (and   bonus)  with  a
                    withdrawal, premium payment, and any Step-Up;

               *    For how long the bonus is available; and

               *    When and what happens when the bonus is applied to the GWB.

              ------------------------------------------------------------------

              The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the "Bonus Base"), as described immediately below.

                    * WHEN THIS GMWB IS ADDED TO THE CONTRACT, the Bonus Base equals the GWB.

                    * WITH A WITHDRAWAL, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

                              * All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.

                              * A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

                    * WITH A PREMIUM PAYMENT, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

                    * WITH ANY STEP-UP (IF THE GWB INCREASES UPON STEP-UP), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

              THE BONUS BASE CAN NEVER BE MORE THAN $5 MILLION.

              The Bonus is available for a limited time (the "Bonus Period"). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

                    * The tenth Contract Anniversary after the effective date of the endorsement;


                    * The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or


                    *    The date Contract Value is zero.

              Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

              The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. When the bonus is applied:

                   * The GWB is recalculated, increasing by 5% of the Bonus
Base.

                   * The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.

              Applying the bonus to the GWB does not affect the Bonus Base.
              ------------------------------------------------------------------


         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND FIVE-YEAR STEP-UP ("LIFEGUARD PROTECTOR PLUS"). THE FOLLOWING DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLES 6 AND 7 FOR THE STEP-UPS, EXAMPLE 8 FOR THE BONUS AND EXAMPLE 8 FOR THE FOR LIFE GUARANTEES.

         PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


         This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

               * The Owner's life (the "For Life Guarantee") if the For Life Guarantee is in effect;

                    The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                    The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

                    So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                    The GWB is the guaranteed amount available for future periodic withdrawals.

               * With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

         BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB, INCLUDING ANY BONUS OPPORTUNITY, ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.


         This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

           WHEN THIS GMWB IS ADDED TO THE The GWB equals initial premium net of
           CONTRACT ON THE ISSUE DATE -   any applicable premium taxes.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


                                          --------------------------------------

          WHEN THIS GMWB IS ADDED TO THE  The GWB equals Contract Value less the
          CONTRACT ON ANY CONTRACT        applicable recapture charge on any
          ANNIVERSARY -                   Contract Enhancement.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


         PLEASE NOTE: AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, THE GAWA IS RESET TO EQUAL 5% OF THE THEN CURRENT GWB.


         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the applicable recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.


         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)


         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.



                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE             * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS       * Zero.
         THAN OR EQUAL TO THE GREATER OF
         THE GAWA OR RMD, AS               The GAWA:
         APPLICABLE -                         * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN EFFECT;
                                                 OTHERWISE
                                              * Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
                                           ------------------------------------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE             * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS         charge on any Contract Enhancement; OR
         THE GREATER OF THE GAWA OR RMD,      * The greater of the GWB before the withdrawal less the
         AS APPLICABLE -                        withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                              * 5% of the Contract Value after the withdrawal less the
                                                recapture charge on any Contract Enhancement; OR
                                              * The greater of 5% of the GWB after the withdrawal, or
                                                zero.
                                           ------------------------------------------------------------------



         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

              ------------------------------------------------------------------
              RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

              Under the Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                   Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively.

                   If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

              AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                   The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                   If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006
                   RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

              EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

              ------------------------------------------------------------------

         PREMIUMS.

                                          --------------------------------------

           WITH EACH SUBSEQUENT PREMIUM   The GWB is recalculated, increasing by
           PAYMENT ON THE CONTRACT -      the amount of the premium net of any
                                          applicable premium taxes.

                                          The GAWA is also recalculated,
                                          increasing by:
                                              * 5% of the premium net of any
                                                applicable premium taxes; OR
                                              * 5% of the increase in the GWB -
                                                IF THE MAXIMUM GWB IS HIT.
                                          --------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

                                          --------------------------------------

           WITH A STEP-UP -               The GWB equals Contract Value.

                                          The GAWA is recalculated, equaling the
                                          greater of:
                                              * 5% of the new GWB; OR
                                              * The GAWA before the Step-Up.
                                          --------------------------------------

         The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                           ------------------------------------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
         CONTRACT VALUE IS ZERO -             * The GWB before the payment less the payment; OR
                                              * Zero.
                                           The GAWA:
                                              * Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                                EFFECT; OTHERWISE
                                              * Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
                                           ------------------------------------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract in Good Order is called the Continuation Date.)

                    *    Upon the Owner's death, the For Life Guarantee is void.

                    * Only the GWB is payable while there is value to it (until depleted).

                    * The Beneficiary is also allowed a Step-Up. The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for Step-Ups apply.

                    * Contract Anniversaries will continue to be based on the Contract's Issue Date.

               *    Continue   the   Contract   WITHOUT   this  GMWB   (GMWB  is
                    terminated).

               * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility - WHETHER OR NOT THE SPOUSAL BENEFICIARY TERMINATED THE GMWB IN CONTINUING THE CONTRACT.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of the Owner's death (or the first Owner's death with joint Owners), UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         BONUS. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you NOT to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:


               *    How the bonus is calculated;

               *    What   happens  to  the  Bonus  Base  (and   bonus)  with  a
                    withdrawal, premium payment, and any Step-Up;

               *    For how long the bonus is available; and

               *    When and what happens when the bonus is applied to the GWB.

              ------------------------------------------------------------------

              The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the "Bonus Base"), as described immediately below.

                    * WHEN THIS GMWB IS ADDED TO THE CONTRACT, the Bonus Base equals the GWB.

                    * WITH A WITHDRAWAL, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

                              * All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.

                              * A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

                    * WITH A PREMIUM PAYMENT, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

                    * WITH ANY STEP-UP, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

              THE BONUS BASE CAN NEVER BE MORE THAN $5 MILLION.

              The Bonus is available for a limited time (the "Bonus Period"). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

                    * The tenth Contract Anniversary after the effective date of the endorsement;


                    * The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or


                    *    The date Contract Value is zero.

              Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

              The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. When the bonus is applied:

                    *    The GWB is recalculated,  increasing by 5% of the Bonus
                         Base.

                    * The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.

              Applying the bonus to the GWB does not affect the Bonus Base.
              ------------------------------------------------------------------


         JOINT 5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD PROTECTOR WITH JOINT OPTION"). THE DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLES 6 AND 7 FOR THE STEP-UPS AND EXAMPLE 10 FOR THE FOR LIFE GUARANTEE.

         PLEASE NOTE: EFFECTIVE APRIL 30, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a "Covered Life."


         The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

         This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

         Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

         For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

         For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:


                    * The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

                           The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday. If the youngest Covered Life is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

                           So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

                    OR

                    * Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                           The GWB is the guaranteed amount available for future periodic withdrawals.


         BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.


         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

         This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the Contract Value will be adjusted by the difference between the charges actually paid and the charges that would have been paid assuming the correct age. Future GMWB charges will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

         This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and, if added PRIOR TO JANUARY 16, 2007, it cannot be canceled except by a spousal Beneficiary, who, upon the Owner's death, may elect to continue the Contract without the GMWB. If this GMWB is added ON JANUARY 16, 2007 OR LATER, then it cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.


         At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) (THE GMIB IS NO LONGER OFFERED AS OF JANUARY 16, 2007) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the maximum of the Guaranteed Annual Withdrawal Amount (GAWA) or the required minimum distribution. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals initial premium net of
         CONTRACT ON THE ISSUE DATE -     any applicable premium taxes.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals Contract Value less the
         CONTRACT ON ANY CONTRACT         applicable recapture charge on any
         ANNIVERSARY -                    Contract Enhancement.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


         PLEASE NOTE: AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, THE GAWA IS RESET TO EQUAL 5% OF THE THEN CURRENT GWB.


         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the applicable recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.

         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE              * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS        * Zero.
         THAN OR EQUAL TO THE GREATER OF
         THE GAWA OR RMD, AS APPLICABLE -  The GAWA:
                                               * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN EFFECT;
                                                 OTHERWISE
                                               * Is recalculated, equaling the lesser of the GAWA
                                                 before the withdrawal, or the GWB after the
                                                 withdrawal.
                                           ------------------------------------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE              * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS          charge on any Contract Enhancement; OR
         THE GREATER OF THE GAWA OR RMD,       * The greater of the GWB before the withdrawal less
         AS APPLICABLE -                         the withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                               * 5% of the Contract Value after the withdrawal less any
                                                 recapture charge on any Contract Enhancement; OR
                                               * The greater of 5% of the GWB after the withdrawal, or
                                                 zero.

                                           ------------------------------------------------------------------

         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

              ------------------------------------------------------------------
              RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

              Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                   Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively.

                   If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

              AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                   The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                   If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006
                   RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

              EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.

              ------------------------------------------------------------------

         PREMIUMS.

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                                         --------------------------------------------------------------------

         WITH EACH SUBSEQUENT PREMIUM    The GWB is recalculated, increasing by the
         PAYMENT ON THE CONTRACT -       amount of the premium net of any applicable
                                         premium taxes.

                                         The  GAWA is also recalculated, increasing by:
                                              * 5% of the premium net of any applicable premium taxes; OR
                                              * 5% of the increase in the GWB - IF THE MAXIMUM GWB IS HIT.
                                         --------------------------------------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.
         We also reserve the right to refuse subsequent premium payments. THE
         GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON
         ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE
         MAXIMUM CHARGES LISTED ABOVE.

                                          -----------------------------------------------------------------

          WITH A STEP-UP -                The GWB equals Contract Value.

                                          The GAWA is recalculated, equaling the greater of:
                                              * 5% of the new GWB; OR
                                              * The GAWA before the Step-Up.
                                          -----------------------------------------------------------------

         Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.


         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force and before the Income Date, this GMWB terminates without value unless continued by the spouse. Please see pages * and * for information regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint 5% For Life GMWB With Annual Step-Up benefit.


         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                           ------------------------------------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
         CONTRACT VALUE IS ZERO -             * The GWB before the payment less the payment; OR
                                              * Zero.
                                           The GAWA:
                                              * Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                                EFFECT; OTHERWISE
                                              * Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
                                           ------------------------------------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

               * Continue the Contract WITH this GMWB - so long as the Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                    * If the surviving spouse is a Covered Life and the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date. If the For Life Guarantee is not already in effect and the surviving spouse is a Covered Life, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest original Covered Life's 65th birthday, and the above rules for the For Life Guarantee apply. The effective date of the For Life Guarantee will be set on the effective date of the endorsement.

                         If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.
                         However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

                    * For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

                    * Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

                    * Contract Anniversaries will continue to be based on the original Contract's Issue Date.

                    * A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

               * Continue the Contract WITHOUT this GMWB (GMWB is terminated) if the GMWB was added to the Contract PRIOR TO JANUARY 16, 2007. Thereafter, no GMWB charge will be assessed.

               * Continue the Contract WITHOUT this GMWB (GMWB is terminated) if this GMWB was added to the Contract ON JANUARY 16, 2007 OR LATER and if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

               * Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of death of the Owner (or either joint Owner), UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

               * The Continuation Date on a Contract in which this GMWB was added PRIOR TO JANUARY 16, 2007, if the spousal Beneficiary elects to continue the Contract without the GMWB;

               * The Continuation Date on a Contract in which this GMWB was added ON JANUARY 16, 2007 OR LATER, if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  JOINT LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY AND THE SPOUSAL BENEFICIARY IS NOT A COVERED LIFE IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         JOINT 5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH BONUS AND FIVE-YEAR STEP-UP ("LIFEGUARD PROTECTOR PLUS WITH JOINT OPTION"). THE DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLES 6 AND 7 FOR THE STEP-UPS, EXAMPLE 8 FOR THE BONUS AND EXAMPLES 9 AND 10 FOR THE FOR LIFE GUARANTEE.

         PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


         For Contracts with joint Owners only, if the joint Owners are spouses (as defined under the Internal Revenue Code), this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

               * The joint Owner's life who dies last (the "For Life Guarantee") if the For Life Guarantee is in effect;

                      This GMWB is limitedly available for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last. This GMWB is not available for tax-qualified Contracts.

                      The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest joint Owner's 65th birthday. If the youngest joint Owner is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

                      So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                      The GWB is the guaranteed amount available for future periodic withdrawals.

         BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.


         This GMWB is available to Owners 45 to 80 years old (proof of age is required and both Owners must be within the eligible age range); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is the Guaranteed Annual Withdrawal Amount (GAWA). Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

           WHEN THIS GMWB IS ADDED TO THE The GWB equals initial premium net of
           CONTRACT ON THE ISSUE DATE -   any applicable premium taxes.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


                                          --------------------------------------

          WHEN THIS GMWB IS ADDED TO THE  The GWB equals Contract Value less the
          CONTRACT ON ANY CONTRACT        applicable recapture charge on any
          ANNIVERSARY -                   Contract Enhancement.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


         PLEASE NOTE: AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, THE GAWA IS RESET TO EQUAL 5% OF THE THEN CURRENT GWB.


         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the applicable recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.


         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA. The two tables below clarify what happens in either instance.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE             * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS       * Zero.
         THAN OR EQUAL TO THE GAWA -
                                           The GAWA:
                                              * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN EFFECT;
                                                OTHERWISE
                                              * Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
                                           ------------------------------------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the GAWA. You may withdraw the GAWA all at once or throughout the Contract Year. Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

         Withdrawing more than the GAWA in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE             * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS         charge on any Contract Enhancement; OR
         THE GAWA -                           * The greater of the GWB before
                                                the withdrawal less the
                                                withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                              * 5% of the Contract Value after the withdrawal less the
                                                recapture charge on any Contract Enhancement; OR
                                              * The greater of 5% of the GWB after the withdrawal, or
                                                zero.
                                           ------------------------------------------------------------------


         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.


         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about your non-qualified Contract, please see "Non-Qualified Contracts - Withdrawals and Income Payments" beginning on page 157.

         PREMIUMS.

                                         ---------------------------------------

         WITH EACH SUBSEQUENT PREMIUM    The GWB is recalculated, increasing by
         PAYMENT ON THE CONTRACT -       the amount of the premium net of any
                                         applicable premium taxes.

                                         The  GAWA is also recalculated,
                                         increasing by:
                                              * 5% of the premium net of any
                                                applicable premium taxes; OR
                                              * 5% of the increase in the GWB -
                                                IF THE MAXIMUM GWB IS HIT.
                                         ---------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GMWB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

                                         ---------------------------------------

         WITH A STEP-UP -                The GWB equals Contract Value.

                                         The  GAWA is recalculated, equaling the
                                         greater of:
                                              * 5% of the new GWB; OR
                                              * The GAWA before the Step-Up.
                                         ---------------------------------------

         The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. During the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon the death of any joint Owner, this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                          ------------------------------------------------------------------

         AFTER EACH PAYMENT WHEN THE      The GWB is recalculated, equaling the greater of:
         CONTRACT VALUE IS ZERO -
                                               * The GWB before the payment less the payment; OR
                                               * Zero.

                                          The GAWA:
                                               *    Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS IN
                                                    EFFECT; OTHERWISE
                                               *    Is recalculated, equaling the lesser of the GAWA
                                                    before, or the GWB after, the payment.
                                          ------------------------------------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the first Owner's death, the Beneficiary who is the Owner's spouse (joint Owner) may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                            * If the For Life Guarantee is already in effect, then the For Life Guarantee remains effective on and after the Continuation Date. Otherwise, the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest joint Owner's 65th birthday, and the above rules for the For Life Guarantee apply. The effective date of the For Life guarantee will be set on the effective date of the endorsement.

                            * Continuing the Contract with the GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.

                            * Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

                            * Contract Anniversaries will continue to be based on the Contract's Issue Date.

                            *    A new joint Owner may not be added if a
                                 surviving spouse continues the Contract.

               *    Continue   the   Contract   WITHOUT   this  GMWB   (GMWB  is
                    terminated).

               *    Add another GMWB to the Contract on any Contract Anniversary
                    after  the  Continuation   Date,   subject  to  the  spousal
                    Beneficiary's eligibility.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of death of any joint Owner, UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee);

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  JOINT LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY AND THE SPOUSAL BENEFICIARY IS NOT A COVERED LIFE IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         BONUS. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 7. The bonus is an incentive for you NOT to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:


               *    How the bonus is calculated;

               *    What   happens  to  the  Bonus  Base  (and   bonus)  with  a
                    withdrawal, premium payment, and any Step-Up;

               *    For how long the bonus is available; and

               *    When and what happens when the bonus is applied to the GWB.

              ------------------------------------------------------------------

              The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the "Bonus Base"), as described immediately below.

                    * WHEN THIS GMWB IS ADDED TO THE CONTRACT, the Bonus Base equals the GWB.

                    * WITH A WITHDRAWAL, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.


                              * All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.


                              * A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

                    * WITH A PREMIUM PAYMENT, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

                    * WITH ANY STEP-UP, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

              THE BONUS BASE CAN NEVER BE MORE THAN $5 MILLION.

              The Bonus is available for a limited time (the "Bonus Period"). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

                    * The tenth Contract Anniversary after the effective date of the endorsement;

                    * The Contract Anniversary on or immediately following the youngest joint Owner's 81st birthday; or

                    *    The date Contract Value is zero.

              Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

              The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. When the bonus is applied:

                    *    The GWB is recalculated,  increasing by 5% of the Bonus
                         Base.

                    * The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.

              Applying the bonus to the GWB does not affect the Bonus Base.
              ------------------------------------------------------------------


         FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD ASCENT"). THE FOLLOWING DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLE 2 FOR THE VARYING BENEFIT PERCENTAGE AND EXAMPLES 6 AND 7 FOR THE STEP-UPS. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

               * The Owner's life (the "For Life Guarantee") if the For Life Guarantee is in effect;

                           The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

                           For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                           The For Life Guarantee becomes effective when this GMWB is added to the Contract.

                           So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                           The GWB is the guaranteed amount available for future periodic withdrawals.

              BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.


         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

         This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

           WHEN THIS GMWB IS ADDED TO THE The GWB equals initial premium net of
           CONTRACT ON THE ISSUE DATE -   any applicable premium taxes.

                                          The GAWA is determined based on the
                                          Owner's attained age at the time of
                                          first withdrawal and equals the GAWA
                                          percentage multiplied by the GWB prior
                                          to the partial withdrawal. See the
                                          GAWA percentage table below.

                                         The For Life Guarantee becomes
                                          effective on the Contract Issue Date.
                                          --------------------------------------

                                          --------------------------------------

          WHEN THIS GMWB IS ADDED TO THE  The GWB equals Contract Value less the
          CONTRACT ON ANY CONTRACT        recapture charge on any Contract
          ANNIVERSARY -                   Enhancement.

                                          The GAWA is determined based on the
                                          Owner's attained age at the time of
                                          first withdrawal and equals the GAWA
                                          percentage multiplied by the GWB prior
                                          to the partial withdrawal. See the
                                          GAWA percentage table below.

                                          The For Life Guarantee becomes
                                          effective on the Contract Anniversary
                                          on which the endorsement is added.
                                          --------------------------------------

         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.

         PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the "Spousal Continuation" subsection below for more information.

         WITHDRAWALS. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. THE GAWA PERCENTAGE FOR EACH AGE GROUP IS:

                                        Ages             GAWA Percentage
                                 ------------------- ------------------------
                                 ------------------- ------------------------
                                      45 - 59                  4%
                                      60 - 74                  5%
                                      75 - 84                  6%
                                        85+                    7%

         Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.

                                           -------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the
         PRIOR WITHDRAWALS IN THE          greater of:
         CURRENT CONTRACT YEAR, IS LESS        * The GWB before the withdrawal
         THAN OR EQUAL TO THE GREATER OF         less the withdrawal; OR
         THE GAWA OR RMD, AS APPLICABLE -      * Zero.

                                           The GAWA:
                                               * Is unchanged WHILE THE FOR LIFE
                                                 GUARANTEE IS IN EFFECT;
                                                 OTHERWISE
                                               * Is recalculated, equaling
                                                 the lesser of the GAWA
                                                 before the withdrawal, or
                                                 the GWB after the
                                                 withdrawal.
                                           -------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE              * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS          charge on any Contract Enhancement; OR
         THE GREATER OF THE GAWA OR RMD,       * The greater of the GWB before the withdrawal less the
         AS APPLICABLE -                         withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                               * The GAWA percentage multiplied by the Contract Value
                                                 after the withdrawal less the recapture charge on any
                                                 Contract Enhancement; OR
                                               * The GAWA percentage multiplied by the GWB after
                                                 the withdrawal.
                                           ------------------------------------------------------------------

         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

         If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

              ------------------------------------------------------------------
              RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

              Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                   Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively.

                   If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

              AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                   The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                   If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006
                   RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

              EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.
              ------------------------------------------------------------------

         PREMIUMS.

                                          --------------------------------------

         WITH EACH SUBSEQUENT PREMIUM     The GWB is recalculated, increasing by
         PAYMENT ON THE CONTRACT -        the amount of the premium  net of any
                                          applicable premium taxes.

                                          If the premium payment is received
                                          after the first withdrawal, the GAWA
                                          is also recalculated, increasing by:
                                             * The GAWA percentage multiplied
                                               by the subsequent premium
                                               payment net of any applicable
                                               premium taxes; OR
                                             * The GAWA percentage multiplied
                                               by the increase in the GWB - IF
                                               THE MAXIMUM GWB IS HIT.
                                          --------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

         In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

                                 -----------------------------------------------

        WITH A STEP-UP -         The GWB equals Contract Value (subject to a $5
                                 million maximum).

                                 If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA PERCENTAGE is recalculated based on the attained age of the Owner.
                                      * If there are joint Owners, the GAWA
                                        percentage is recalculated based on
                                        the oldest joint Owner.
                                      * The GAWA percentage will not be
                                        recalculated upon step-ups following
                                        Spousal Continuation.

                                 If the Step-Up occurs after the first
                                 withdrawal, the GAWA is recalculated, equaling the greater of:
                                      * The GAWA percentage multiplied by the
                                        new GWB, OR
                                      * The GAWA prior to Step-Up.
                                 -----------------------------------------------

         PLEASE NOTE: WITHDRAWALS FROM THE CONTRACT REDUCE THE GWB AND CONTRACT VALUE BUT DO NOT AFFECT THE BDB. IN THE EVENT OF WITHDRAWALS, THE BDB REMAINS UNCHANGED. THEREFORE, BECAUSE THE CONTRACT VALUE MUST BE GREATER THAN THE BDB PRIOR TO STEP-UP IN ORDER FOR THE GAWA PERCENTAGE TO INCREASE, A GAWA PERCENTAGE INCREASE MAY BECOME LESS LIKELY WHEN CONTINUING WITHDRAWALS ARE MADE FROM THE CONTRACT.

         Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. HOWEVER, AUTOMATIC STEP-UPS STILL OCCUR AND ELECTED STEP-UPS ARE STILL PERMITTED EVEN WHEN THE GWB IS AT THE MAXIMUM OF $5 MILLION IF THE CONTRACT VALUE IS GREATER THAN THE BDB AND THE GAWA PERCENTAGE WOULD INCREASE. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT. Otherwise, payments will be made while there is value to the GWB (until depleted). If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time of the first payment.

                                          --------------------------------------

         AFTER EACH PAYMENT WHEN THE      The GWB is recalculated, equaling the
         CONTRACT VALUE IS ZERO -         greater of:
                                             * The GWB before the payment less
                                               the payment; OR
                                             * Zero.

                                          The GAWA:
                                             *   Is unchanged SO LONG AS THE FOR
                                                 LIFE GUARANTEE IS IN
                                                 EFFECT; OTHERWISE
                                             *   Is recalculated, equaling the
                                                 lesser of the GAWA before, or
                                                 the GWB after, the payment.
                                          --------------------------------------

         Payments are made on the periodic basis you elect, but no less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                    *    Upon the Owner's death, the For Life Guarantee is void.

                    * Only the GWB is payable while there is value to it (until depleted).

                    * Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

                    * Contract Anniversaries will continue to be based on the Contract's Issue Date.

                    * If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

                    * The Latest Income Date is based on the age of the surviving spouse. Please refer to "Annuitization" subsection below for information regarding the availability of the "Specified Period Income of the GAWA" option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

               *    Continue   the   Contract   WITHOUT   this  GMWB   (GMWB  is
                    terminated).

               * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility - WHETHER OR NOT THE SPOUSAL BENEFICIARY TERMINATED THE GMWB IN CONTINUING THE CONTRACT.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract has been terminated.

         ANNUITIZATION.

                  LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

                  If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE * FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.

         JOINT FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH ANNUAL STEP-UP ("LIFEGUARD ASCENT WITH JOINT OPTION"). THE DESCRIPTION OF THIS GMWB IS SUPPLEMENTED BY THE EXAMPLES IN APPENDIX C, PARTICULARLY EXAMPLE 2 FOR THE VARYING BENEFIT PERCENTAGE, EXAMPLES 6 AND 7 FOR THE STEP-UPS AND EXAMPLE 10 FOR THE FOR LIFE GUARANTEES.

         The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a "Covered Life."

         The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

         This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

         Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

         For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

         For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:


               * The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

                           The For Life Guarantee becomes effective when this GMWB is added to the Contract.

                           So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                           The GWB is the guaranteed amount available for future periodic withdrawals.

         BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

         This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

         At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. Availability of this GMWB may be subject to further limitation.

         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals initial premium net of
         CONTRACT ON THE ISSUE DATE -     any applicable premium taxes.

                                          The GAWA is determined based on the
                                          youngest Covered Life's attained age
                                          at the time of first withdrawal and
                                          equals the GAWA percentage multiplied
                                          by the GWB prior to the partial
                                          withdrawal. See the GAWA percentage
                                          table below.

                                          The For Life Guarantee becomes
                                          effective on the Contract Issue Date.
                                          --------------------------------------

                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals Contract Value less the
         CONTRACT ON ANY CONTRACT         recapture charge on any Contract
         ANNIVERSARY -                    Enhancement.

                                          The GAWA is determined based on the
                                          youngest Covered Life's attained age
                                          at the time of first withdrawal and
                                          equals the GAWA percentage multiplied
                                          by the GWB prior to the partial
                                          withdrawal. See the GAWA percentage
                                          table below.

                                          The For Life Guarantee becomes
                                          effective on the Contract Anniversary
                                          on which the endorsement is added.
                                          --------------------------------------

         Contract Enhancements are NOT included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.

         PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the "Spousal Continuation" subsection below for more information.

         WITHDRAWALS. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. THE GAWA PERCENTAGE FOR EACH AGE GROUP IS:

                                        Ages             GAWA Percentage
                                 ------------------- ------------------------
                                 ------------------- ------------------------
                                      45 - 59                  4%
                                      60 - 74                  5%
                                      75 - 84                  6%
                                        85+                    7%

         Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE              * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS        * Zero.
         THAN OR EQUAL TO THE GREATER OF   The GAWA:
         THE GAWA OR RMD, AS APPLICABLE -      * Is unchanged WHILE THE FOR LIFE GUARANTEE IS IN
                                                 effect; OTHERWISE
                                               * Is recalculated, equaling the lesser of the GAWA
                                                 before the withdrawal, or the GWB after the
                                                 withdrawal.
                                           ------------------------------------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.


                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE              * Contract Value after the withdrawal less any recapture
         CURRENT CONTRACT YEAR, EXCEEDS          charge on any Contract Enhancement; OR
         THE GREATER OF THE GAWA OR RMD,       * The greater of the GWB before the withdrawal less the
         AS APPLICABLE -                         withdrawal, or zero.

                                           The GAWA is recalculated, equaling the lesser of:
                                               * The GAWA percentage multiplied by the Contract Value
                                                 after the withdrawal less the recapture charge on any
                                                 Contract Enhancement; OR
                                               * The GAWA percentage multiplied by the GWB after
                                                 the withdrawal.
                                           ------------------------------------------------------------------


         Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.

         If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

              ------------------------------------------------------------------
              RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

              Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

                   Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year (ending June 30) is $10. The RMDs for calendar years 2005 and 2006 are $14 and $16, respectively.

                   If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year 2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2006 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

              AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70 1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE EXAMPLE BELOW).

                   The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

                   If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006
                   RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD). Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

              EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS, ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, ARE AT THE END OF THE PROSPECTUS IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5, AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS RELATIVE TO YOUR RMD.
              ------------------------------------------------------------------

         PREMIUMS.

                                         ---------------------------------------

          WITH EACH SUBSEQUENT PREMIUM   The GWB is recalculated, increasing by
          PAYMENT ON THE CONTRACT -      the amount of the premium net of any
                                         applicable premium taxes.

                                         If the premium payment is received
                                         after the first withdrawal, the GAWA is
                                         also recalculated, increasing by:
                                              *  The GAWA percentage multiplied
                                                 by the subsequent premium
                                                 payment net of any applicable
                                                 premium taxes; OR
                                              *  The GAWA percentage multiplied
                                                 by the increase in the GWB - IF
                                                 THE MAXIMUM GWB IS HIT.
                                         ---------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

         In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added less the recapture charge that would be assessed on a full withdrawal for any Contract Enhancement, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

                                 -----------------------------------------------

        WITH A STEP-UP -         The GWB equals Contract Value
                                 (subject to a $5 million maximum). If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA PERCENTAGE is recalculated based on the attained age of the youngest Covered Life.
                                      * The GAWA percentage will not be
                                        recalculated upon step-ups following
                                        Spousal Continuation if the spouse
                                        electing Spousal Continuation is not a
                                        Covered Life.

                                 If the Step-Up occurs after the first
                                 withdrawal, the GAWA is recalculated, equaling the greater of:
                                      * The GAWA percentage multiplied by the
                                        new GWB, OR
                                      * The GAWA prior to Step-Up.
                                 -----------------------------------------------

         PLEASE NOTE: WITHDRAWALS FROM THE CONTRACT REDUCE THE GWB AND CONTRACT VALUE BUT DO NOT AFFECT THE BDB. IN THE EVENT OF WITHDRAWALS, THE BDB REMAINS UNCHANGED. THEREFORE, BECAUSE THE CONTRACT VALUE MUST BE GREATER THAN THE BDB PRIOR TO STEP-UP IN ORDER FOR THE GAWA PERCENTAGE TO INCREASE, A GAWA PERCENTAGE INCREASE MAY BECOME LESS LIKELY WHEN CONTINUING WITHDRAWALS ARE MADE FROM THE CONTRACT.

         Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. HOWEVER, AUTOMATIC STEP-UPS STILL OCCUR AND ELECTED STEP-UPS ARE STILL PERMITTED EVEN WHEN THE GWB IS AT THE MAXIMUM OF $5 MILLION IF THE CONTRACT VALUE IS GREATER THAN THE BDB AND THE GAWA PERCENTAGE WOULD INCREASE. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information beginning on page 121 regarding the required ownership and Beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS IN EFFECT AND AT LEAST ONE COVERED LIFE REMAINS ALIVE. Otherwise, payments will be made while there is value to the GWB (until depleted). If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time of the first payment.

                                           -------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the
         CONTRACT VALUE IS ZERO -          greater of:
                                              * The GWB before the payment less
                                                the payment; OR
                                              * Zero.

                                           The GAWA:
                                              * Is unchanged SO LONG AS THE
                                                FOR LIFE GUARANTEE IS IN
                                                EFFECT; OTHERWISE
                                              * Is recalculated, equaling the
                                                lesser of the GAWA before, or
                                                the GWB after, the payment.
                                           -------------------------------------

         Payments are made on the periodic basis you elect, but not less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

                            * If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

                               If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

                            * For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

                            * Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

                            * Contract Anniversaries will continue to be based on the original Contract's Issue Date.

                            * If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

                            * If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death. The GAWA percentage will not change on future Step-Ups.

                            * The Latest Income Date is based on the age of the surviving spouse. Please refer to "Annuitization" subsection below for information regarding the additional Income Options available on the Latest Income Date.

                            *  A new joint Owner may not be added in a
                               non-qualified Contract if a surviving spouse continues the Contract.

               * Continue the Contract WITHOUT this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

               * Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of death of the Owner (or either joint Owner), UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

               *    The   Continuation   Date  on  a  Contract  if  the  spousal
                    Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract has been terminated.

         ANNUITIZATION.

                  JOINT LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

                  If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY AND THE SPOUSAL BENEFICIARY IS NOT A COVERED LIFE IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE * FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.

         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.

         5% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("LIFEGUARD 5"). THE EXAMPLES IN APPENDIX C SUPPLEMENT THE DESCRIPTION OF THIS GMWB.

         PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


         This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

               *    The Owner's life (the "For Life Guarantee");

                             The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                             So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

               OR

               *    Until  all   withdrawals   under  the  Contract   equal  the
                    Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                           The GWB is the guaranteed amount available for future periodic withdrawals.

                           * For Contracts to which this GMWB is added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

              BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB, INCLUDING ANY BONUS OPPORTUNITY, ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.


         This GMWB is available to Owners 60 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect - the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code (IRC). Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals initial premium net of
         CONTRACT ON THE ISSUE DATE -     any applicable premium taxes.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------


                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals Contract Value less the
         CONTRACT ON ANY CONTRACT         recapture charge on any Contract
         ANNIVERSARY -                    Enhancement.

                                          The GAWA equals 5% of the GWB.
                                          --------------------------------------

         Contract Enhancements are not included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.

         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distributions under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD requirement for non-qualified Contracts.)


         REQUIRED MINIMUM DISTRIBUTION CALCULATIONS. For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD requirements without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see "RMD NOTES" below for more information.


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                                           ------------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the greater of:
         PRIOR WITHDRAWALS IN THE              * The GWB before the withdrawal less the withdrawal; OR
         CURRENT CONTRACT YEAR, IS LESS        * Zero.
         THAN OR EQUAL TO THE GREATER OF
         THE GAWA OR RMD, AS APPLICABLE -  The GAWA:
                                               * Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS
                                                 valid; OTHERWISE
                                               * Is recalculated, equaling the lesser of the GAWA
                                                 before the withdrawal, or the GWB after the
                                                 withdrawal.
                                           ------------------------------------------------------------------

          The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

         Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below).
         In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to the Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.

                                           -----------------------------------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL        The GWB is recalculated, equaling the lesser of:
         PRIOR WITHDRAWALS IN THE CURRENT      * Contract Value after the withdrawal less any recapture
         CONTRACT YEAR, EXCEEDS THE              charge on any Contract Enhancement; OR
         GREATER OF THE GAWA OR RMD, AS        * The greater of the GWB  before the withdrawal less
         APPLICABLE -                            the withdrawal, or zero.

                                            The GAWA is recalculated BECAUSE THE
                                            FOR LIFE GUARANTEE IS INVALIDATED,
                                            equaling the lesser of:
                                               * The GAWA before the withdrawal;
                                               * The GWB after the withdrawal; OR
                                               * 5% of the Contract Value after the withdrawal less the
                                                 recapture charge on any Contract Enhancement.
                                            -----------------------------------------------------------------



         IF YOU EXCEED THE GAWA, OR FOR CERTAIN TAX-QUALIFIED CONTRACTS ONLY,
         THE RMD (IF GREATER THAN THE GAWA), ONE TIME WITH YOUR WITHDRAWALS,
         THEN THE FOR LIFE GUARANTEE IS VOID AND CANNOT BE MADE VALID AGAIN.
         From then on, this GMWB guarantees withdrawals until the GWB is depleted. Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge.
         Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

             -------------------------------------------------------------------
             RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of
             RMDs for multiple contracts from a single contract. Initiating and monitoring for compliance with the RMD requirements is the responsibility of the Owner.

             Under the Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years.
             Because the intervals for the GAWA and RMDs are different, the For
             Life Guarantee may be more susceptible to being invalidated. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.


                  Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2006 Contract Year
                  (ending June 30) is $10. The RMD requirements for calendar years 2005 and 2006 are $14 and $16, respectively.

                  If the Owner takes $7 in each of the two halves of calendar year 2005 and $8 in each of the two halves of calendar year
                  2006, then at the time the withdrawal in the first half of calendar year 2006 is taken, the Owner will have withdrawn
                  $15. Because the sum of the Owner's withdrawals for the 2006
                  Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract
                  Year, the GWB and GAWA would not be adversely recalculated.


             AN EXCEPTION TO THIS GENERAL RULE IS THAT WITH THE CALENDAR YEAR IN
             WHICH YOUR RMDS ARE TO BEGIN (GENERALLY, WHEN YOU REACH AGE 70
             1/2), HOWEVER, YOU MAY TAKE YOUR RMDS FOR THE CURRENT AND NEXT
             CALENDAR YEARS DURING THE SAME CONTRACT YEAR, AS NECESSARY (SEE
             EXAMPLE BELOW).

                  The following example illustrates this exception. It assumes an individual Owner, born January 1, 1935, of a tax-qualified
                  Contract with a Contract Year that runs from July 1 to June
                  30.

                  If the Owner delays taking his first RMD (the 2005 RMD) until March 30, 2006, he may still take the 2006 RMD before the next
                  Contract Year begins, June 30, 2006 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2006 RMD) after June 30, 2006, he should wait until the next Contract Year begins (that is after June 30, 2007) to take his third RMD (the 2007 RMD).
                  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).


             EXAMPLES THAT ARE RELEVANT OR SPECIFIC TO TAX-QUALIFIED CONTRACTS,
             ILLUSTRATING THIS GMWB, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC
             FACTUAL ASSUMPTIONS, ARE IN APPENDIX C, PARTICULARLY EXAMPLES 4, 5,
             AND 7. PLEASE CONSULT THE REPRESENTATIVE WHO IS HELPING, OR WHO
             HELPED, YOU PURCHASE YOUR TAX-QUALIFIED CONTRACT, AND YOUR TAX
             ADVISER, TO BE SURE THAT THIS GMWB ULTIMATELY SUITS YOUR NEEDS
             RELATIVE TO YOUR RMD REQUIREMENTS.

             -------------------------------------------------------------------


         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract.
         They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.


         PREMIUMS.

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                                            -----------------------------------------------------------------

         WITH EACH SUBSEQUENT PREMIUM       The GWB is recalculated, increasing by the
         PAYMENT ON THE CONTRACT -          amount of the premium net of any applicable
                                            premium taxes.

                                            The GAWA is also recalculated,
                                            increasing by:
                                               * 5% of the premium net of any applicable premium taxes;
                                                 OR
                                               * 5% of the increase in the GWB - IF THE MAXIMUM GWB IS
                                                 HIT.
                                            -----------------------------------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

                                            ------------------------------------

         WITH A STEP-UP -                   The GWB equals Contract Value.

                                            The GAWA is recalculated, equaling
                                            the greater of:
                                               * 5% of the new GWB; OR
                                               * The GAWA before the Step-Up.
                                            ------------------------------------

         The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

             * ON AND AFTER JANUARY 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

             * For Contracts to which this GMWB was added BEFORE JANUARY 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

         Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS VALID. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.

                                           -------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the
         CONTRACT VALUE IS ZERO -          greater of:
                                               * The GWB before the payment less
                                                 the payment; OR
                                               * Zero.

                                           The GAWA:
                                               * Is unchanged SO LONG AS THE
                                                 FOR LIFE GUARANTEE IS VALID;
                                                 OTHERWISE
                                               * Is recalculated, equaling
                                                 the lesser of the GAWA
                                                 before, and the GWB after,
                                                 the payment.
                                           -------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

               * Continue the Contract WITH this GMWB - so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.

                    *    Upon the Owner's death, the For Life Guarantee is void.

                    * Only the GWB is payable while there is value to it (until depleted).

                    * The spousal Beneficiary is also allowed a Step-Up. The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for Step-Ups apply.

                    * Contract Anniversaries will continue to be based on the Contract's Issue Date.

               *    Continue   the   Contract   WITHOUT   this  GMWB   (GMWB  is
                    terminated).

               * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility - WHETHER OR NOT THE BENEFICIARY TERMINATED THE GMWB IN CONTINUING THE CONTRACT.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of the Owner's death (or the first Owner's death with joint Owners), UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         BONUS. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you NOT to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The bonus is only available for Contracts to which this GMWB is added ON AND AFTER JANUARY 17, 2006. The box below has more information about the bonus, including:


               *    How the bonus is calculated;

               *    What   happens  to  the  Bonus  Base  (and   bonus)  with  a
                    withdrawal, premium payment, and any Step-Up;

               *    For how long the bonus is available; and

               *    When and what happens when the bonus is applied to the GWB.

              ------------------------------------------------------------------

              The bonus equals 5% and is based on a sum that may vary after this GMWB is added to the Contract (the "Bonus Base"), as described immediately below.

                    * WHEN THIS GMWB IS ADDED TO THE CONTRACT, the Bonus Base equals the GWB.

                    * WITH A WITHDRAWAL, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, or the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

                               * All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
                               * A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

                    * WITH A PREMIUM PAYMENT, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

                    * WITH ANY STEP-UP, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

              THE BONUS BASE CAN NEVER BE MORE THAN $5 MILLION.

              The Bonus is available for a limited time (the "Bonus Period"). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

                    * The tenth Contract Anniversary after the effective date of the endorsement;


                    * The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or


                    *    The date Contract Value is zero.

              Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

              The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. When the bonus is applied:

                    *    The GWB is recalculated,  increasing by 5% of the Bonus
                         Base.

                    * The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.

              Applying the bonus to the GWB does not affect the Bonus Base.
              ------------------------------------------------------------------


         4% FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("LIFEGUARD 4"). THE EXAMPLES IN APPENDIX C SUPPLEMENT THE DESCRIPTION OF THE GMWB IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS.

         PLEASE NOTE: EFFECTIVE MAY 1, 2006, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


         This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the LONGER of:

                 *      The Owner's life (the "For Life Guarantee");

                             The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

                             So long as the For Life Guarantee is valid, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

                 OR

                 * Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

                             The GWB is the guaranteed amount available for future periodic withdrawals.

                 * For Contracts to which this GMWB is added FROM JANUARY 17, 2006 THROUGH APRIL 30, 2006, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

                 BECAUSE OF THE FOR LIFE GUARANTEE, YOUR WITHDRAWALS COULD AMOUNT TO MORE THAN THE GWB. BUT PLEASE NOTE: THE GUARANTEES OF THIS GMWB, INCLUDING ANY BONUS OPPORTUNITY, ARE SUBJECT TO THE ENDORSEMENT'S TERMS, CONDITIONS, AND LIMITATIONS THAT ARE EXPLAINED BELOW.

         Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.


         This GMWB is available to Owners 50 to 80 years old; may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. THIS GMWB IS NOT AVAILABLE ON A CONTRACT THAT ALREADY HAS A GMWB (ONLY ONE GMWB PER CONTRACT), THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB). Subject to availability, this GMWB may be elected after the GMAB has terminated. We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity - to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.


         There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect, which is called the Guaranteed Annual Withdrawal Amount (GAWA). Withdrawals exceeding the limit invalidate the For Life Guarantee, in addition to causing the GWB and GAWA to be recalculated (see below).

         ELECTION. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals initial premium net of
         CONTRACT ON THE ISSUE DATE -     any applicable premium taxes.

                                          The GAWA equals 4% of the GWB.
                                          --------------------------------------


                                          --------------------------------------

         WHEN THIS GMWB IS ADDED TO THE   The GWB equals Contract Value less the
         CONTRACT ON ANY CONTRACT         recapture charge on any Contract
         ANNIVERSARY -                    Enhancement.

                                          The GAWA equals 4% of the GWB.
                                          --------------------------------------

         Contract Enhancements are not included in the GWB when this GMWB is added to the Contract. This is why premium net of any applicable premium taxes is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value, and we subtract the recapture charge on any Contract Enhancement from Contract Value, as if you had made a full withdrawal on that date. In any event, with Contract Enhancements, the result is a GWB that is less than Contract Value because Contract Enhancements are excluded from the GWB when this GMWB is added to the Contract. THE GWB CAN NEVER BE MORE THAN $5 MILLION (including upon Step-up), and the GWB is reduced by each withdrawal.

         WITHDRAWALS. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than the GAWA. The two tables below clarify what happens in either instance.

                                           -------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the
         PRIOR WITHDRAWALS IN THE          greater of:
         CURRENT CONTRACT YEAR, IS LESS        * The GWB before the withdrawal
         THAN OR EQUAL TO THE GAWA -             less the withdrawal; OR
                                               * Zero.

                                           The GAWA:
                                               * Is unchanged SO LONG AS THE FOR
                                                 LIFE GUARANTEE IS VALID;
                                                 OTHERWISE
                                               * Is recalculated, equaling
                                                 the lesser of the GAWA
                                                 before the withdrawal, or
                                                 the GWB after the
                                                 withdrawal.
                                           -------------------------------------

         The GAWA is NOT reduced if all withdrawals during any one Contract Year do not exceed the GAWA. You may withdraw the GAWA all at once or throughout the Contract Year. Withdrawing less than the GAWA in a Contract Year does not entitle you to withdraw more than the GAWA in the next Contract Year. The amount you may withdraw each Contract Year and keep the guarantees of this GMWB in full effect does not accumulate.

         Withdrawing more than the GAWA in a Contract Year causes the GWB and the GAWA to be recalculated (see below). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount - even set equal to Contract Value (less any recapture charge on any Contract Enhancement). The GAWA is also potentially impacted.

                                           -------------------------------------

         WHEN A WITHDRAWAL, PLUS ALL       The GWB is recalculated, equaling the
         PRIOR WITHDRAWALS IN THE          lesser of:
         CURRENT CONTRACT YEAR, EXCEEDS        * Contract Value after the
         THE GAWA -                              withdrawal less any recapture
                                                 charge on any Contract
                                                 Enhancement; OR
                                               * The greater of the GWB
                                                 before the withdrawal less
                                                 the withdrawal, or zero.

                                           The GAWA is recalculated BECAUSE THE
                                           FOR LIFE GUARANTEE IS INVALIDATED,
                                           equaling the lesser of:
                                               * The GAWA before the withdrawal;
                                               * The GWB after the withdrawal;
                                                 OR
                                               * 4% of the Contract Value
                                                 after the withdrawal less
                                                 the recapture charge on any
                                                 Contract Enhancement.
                                           -------------------------------------


         IF YOU EXCEED THE GAWA ONE TIME WITH YOUR WITHDRAWALS, THEN THE FOR LIFE GUARANTEE IS VOID AND CANNOT BE MADE VALID AGAIN. Withdrawals under this GMWB are assumed to be the total amount withdrawn, including any charges and/or adjustments. Withdrawals in excess of free withdrawals may be subject to a withdrawal charge. Any withdrawals from Contract Value allocated to a Fixed Account Option may be subject to an Excess Interest Adjustment. For more information, please see "THE FIXED ACCOUNT" beginning on page 16. Withdrawals may be subject to a recapture charge on any Contract Enhancement.

         Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts, withdrawals of asset allocation and advisory fees, and free withdrawals under the Contract. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax qualified and non-qualified Contracts, please see "TAXES" beginning on page 157.


         PREMIUMS.


                                           ------------------------------------------------------------------

         WITH EACH SUBSEQUENT PREMIUM      The GWB is recalculated, increasing by the
         PAYMENT ON THE CONTRACT -         amount of the premium net of any applicable
                                           premium taxes.

                                           The GAWA is also recalculated,
                                           increasing by:
                                               * 4% of the premium net of any applicable premium taxes; OR
                                               * 4% of the increase in the GWB - IF THE MAXIMUM GWB IS HIT.
                                           ------------------------------------------------------------------

         We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. THE GWB CAN NEVER BE MORE THAN $5 MILLION.

         STEP-UP. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a "Step-Up"). UPON ELECTION OF A STEP-UP, THE GWMB CHARGE MAY BE INCREASED, SUBJECT TO THE MAXIMUM CHARGES LISTED ABOVE.

                                           -------------------------------------

         WITH A STEP-UP -                  The GWB equals Contract Value.

                                           The GAWA is recalculated, equaling
                                           the greater of:
                                               * 4% of the new GWB; OR
                                               * The GAWA before the Step-Up.
                                           -------------------------------------

         The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.

                 * ON AND AFTER JANUARY 17, 2006, during the first ten Contract Years after this GMWB is added to the Contract, Step-Ups are only allowed on or during the 30-day period following a Contract Anniversary.

                 * For Contracts to which this GMWB was added BEFORE JANUARY 17, 2006, Step-Ups are only allowed during the 30-day period following a Contract Anniversary.

         Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. THE GWB CAN NEVER BE MORE THAN $5 MILLION WITH A STEP-UP. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

         If a step-up transaction is processed on the same day the bonus is applied and the Contract Value is less than or equal to the GWB after application of the bonus, the step-up transaction should be terminated and should not count against the Owner as an elected step-up.

         OWNER'S DEATH. The Contract's death benefit is not affected by this GMWB SO LONG AS CONTRACT VALUE IS GREATER THAN ZERO and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

         CONTRACT VALUE IS ZERO. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable SO LONG AS THE FOR LIFE GUARANTEE IS VALID. Otherwise, payments will be made while there is value to the GWB (until depleted). Payments are made on the periodic basis you elect, but no less frequently than annually.


                                           ------------------------------------------------------------------

         AFTER EACH PAYMENT WHEN THE       The GWB is recalculated, equaling the greater of:
         CONTRACT VALUE IS ZERO -              * The GWB before the payment less the payment; OR
                                               * Zero.

                                           The GAWA:
                                               * Is unchanged SO LONG AS THE FOR LIFE GUARANTEE IS VALID;
                                                 OTHERWISE
                                               * Is recalculated, equaling the lesser of the GAWA
                                                 before, and the GWB after, the payment.
                                           ------------------------------------------------------------------

         If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable, including the Earnings Protection Benefit.

         SPOUSAL CONTINUATION. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

          *    Continue the Contract WITH this GMWB - so long as Contract  Value
               is  greater  than  zero,   and  the  Contract  is  still  in  the
               accumulation phase.

               *    Upon the Owner's death, the For Life Guarantee is void.

               * Only the GWB is payable while there is value to it (until depleted).

               * The spousal Beneficiary is also allowed a Step-Up. The Step-Up may only be elected on the first Contract Anniversary on or after the Continuation Date, which is the date the spousal Beneficiary's election to continue the Contract is in Good Order. Otherwise, the above rules for Step-Ups apply.

               * Contract Anniversaries will continue to be based on the Contract's Issue Date.

          *    Continue the Contract WITHOUT this GMWB (GMWB is terminated).

          * Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility - WHETHER OR NOT THE BENEFICIARY TERMINATED THE GMWB IN CONTINUING THE CONTRACT.

         For more information about spousal continuation of a Contract, please see "Special Spousal Continuation Option" beginning on page 155.

         TERMINATION. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly charge and all benefits cease on the earliest of:

               *    The Income Date;

               * The date of complete withdrawal of Contract Value (full surrender of the Contract);

               * The date of the Owner's death (or the first Owner's death with joint Owners), UNLESS the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

               * The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

               * The date all obligations under this GMWB are satisfied after the Contract Value is zero.


         ANNUITIZATION.

                  LIFE INCOME OF GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

                  SPECIFIED PERIOD INCOME OF THE GAWA. On the Latest Income Date if the For Life Guarantee is NOT in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (THIS INCOME OPTION ONLY APPLIES IF THE GMWB HAS BEEN CONTINUED BY THE SPOUSAL BENEFICIARY UPON THE DEATH OF THE ORIGINAL OWNER, IN WHICH CASE THE SPOUSE BECOMES THE OWNER OF THE CONTRACT AND THE LATEST INCOME DATE IS BASED ON THE AGE OF THE SPOUSE.)

                  This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

                  The "Specified Period Income of the GAWA" income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

         SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT GENERAL CONSIDERATIONS" AND "GUARANTEED MINIMUM WITHDRAWAL BENEFIT IMPORTANT SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 60 FOR ADDITIONAL THINGS TO CONSIDER BEFORE ELECTING A GMWB; WHEN ELECTING TO ANNUITIZE YOUR CONTRACT AFTER HAVING PURCHASED A GMWB; OR WHEN THE LATEST INCOME DATE IS APPROACHING AND YOU ARE THINKING ABOUT ELECTING OR HAVE ELECTED A GMWB.


         EFFECT OF GMWB ON TAX DEFERRAL. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors before adding this GMWB to a Contract.


         BONUS. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you NOT to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The bonus is only available for Contracts to which this GMWB is added ON AND AFTER JANUARY 17, 2006. The box below has more information about the bonus, including:


               *    How the bonus is calculated;

               *    What   happens  to  the  Bonus  Base  (and   bonus)  with  a
                    withdrawal, premium payment, and any Step-Up;

               *    For how long the bonus is available; and

               *    When and what happens when the bonus is applied to the GWB.

              ------------------------------------------------------------------
              The bonus equals 5% and is based on a sum that may vary after this GMWB was added to the Contract (the "Bonus Base"), as described immediately below.

                    * WHEN THIS GMWB IS ADDED TO THE CONTRACT, the Bonus Base equals the GWB.

                    * WITH A WITHDRAWAL, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the GAWA, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

                               * All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; withdrawals of asset allocation and advisory fees; and free withdrawals under the Contract.
                               * A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.

                    * WITH A PREMIUM PAYMENT, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.

                    * WITH ANY STEP-UP, the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.

              THE BONUS BASE CAN NEVER BE MORE THAN $5 MILLION.

              The Bonus is available for a limited time (the "Bonus Period"). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:

                    * The tenth Contract Anniversary after the effective date of the endorsement;


                    * The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or


                    *    The date Contract Value is zero.

              Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

              The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. When the bonus is applied:

                    *    The GWB is recalculated,  increasing by 5% of the Bonus
                         Base.

                    * The GAWA is then recalculated, equaling the greater of 4% of the new GWB and the GAWA before the bonus.

              Applying the bonus to the GWB does not affect the Bonus Base.


              THERE ARE EXAMPLES ILLUSTRATING THE BONUS, IN VARYING CIRCUMSTANCES AND WITH SPECIFIC FACTUAL ASSUMPTIONS, WITH THE 5% FOR LIFE GMWB. THESE EXAMPLES ARE IN THE APPENDICES.
              ------------------------------------------------------------------

         SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix C illustrates the consequences of a withdrawal preceding a Step-Up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. You may also be subject to a withdrawal charge and an Excess Interest Adjustment.

         If your Contract contains the GMAB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMAB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMAB Fixed Account. In addition, for Contracts with the GMAB, the percentage of the partial withdrawal taken from the GMAB Fixed Account cannot exceed the ratio of the GMAB Fixed Account value to the Contract Value.


         SUSPENSION OF WITHDRAWALS OR TRANSFERS. We may be required to suspend or delay withdrawals or transfers to or from an Investment Division when:

               * the New York Stock Exchange is closed (other than customary weekend and holiday closings);

               * under applicable SEC rules, trading on the New York Stock Exchange is restricted;

               * under applicable SEC rules, an emergency exists so that it is not reasonably practicable to dispose of securities in an Investment Division or determine the value of its assets; or

               * the SEC, by order, may permit for the protection of Contract Owners.

         We have reserved the right to defer payment for a withdrawal or transfer from the Fixed Account and the Indexed Fixed Option for up to six months or the period permitted by law.

                       INCOME PAYMENTS (THE INCOME PHASE)

         The income phase of your Contract occurs when you begin receiving regular income payments from us. The Income Date is the day those payments begin. Once income payments begin, the Contract cannot be returned to the accumulation phase. You can choose the Income Date and an income option. All of the Contract Value must be annuitized. The income options are described below.

         If you do not choose an income option, we will assume that you selected option 3, which provides a life annuity with 120 months of guaranteed payments.

         You can change the Income Date or income option at least seven days before the Income Date, but changes to the Income Date may only be to a later date. You must give us written notice at least seven days before the scheduled Income Date. Income payments must begin by your 90th birthday under a non-qualified Contract, or by such earlier date as required by the applicable qualified plan, law or regulation, unless otherwise approved by the Company. Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

         At the Income Date, you can choose to receive fixed payments or variable payments based on the Investment Divisions. Unless you tell us otherwise, your income payments will be based on the fixed and variable options that were in place on the Income Date.

         You can choose to have income payments made monthly, quarterly, semi-annually or annually. Or you can choose a single lump sum payment. If you have less than $5,000 to apply toward an income option and state law permits, we may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, we may set the frequency of payments so that the first payment would be at least $50.

         VARIABLE INCOME PAYMENTS. If you choose to have any portion of your income payments based upon one or more Investment Divisions, the dollar amount of your initial annuity payment will depend primarily upon the following:

               * the amount of your Contract Value you allocate to the Investment Division(s) on the Income Date;

               * the amount of any applicable premium taxes, recapture charges or withdrawal charges and any Excess Interest Adjustment deducted from your Contract Value on the Income Date;

               *    which income option you select; and

               * the investment factors listed in your Contract that translate the amount of your Contract Value (as adjusted for applicable charges, frequency of payment and commencement date) into initial payment amounts that are measured by the number of Annuity Units of the Investment Division(s) you select credited to your Contract.

         The investment factors in your Contract are calculated based upon a variety of factors, including an assumed investment rate of 3% for option 4 or 4.5% for options 1-3 and, if you select an income option with a life contingency, the age and gender of the Annuitant; however, the assumed investment rate is 3% for all options on Contracts issued ON OR AFTER OCTOBER 4, 2004. State variations may apply.

         If the actual net investment rate experienced by an Investment Division exceeds the assumed net investment rate, variable annuity payments will increase over time. Conversely, if the actual net investment rate is less than the assumed net investment rate, variable annuity payments will decrease over time. If the actual net investment rate equals the assumed net investment rate, the variable annuity payments will remain constant.

         If the assumed net investment rate is a lower percentage, for example, 3% versus 4.5% under a particular Annuity Option, the initial payment will be smaller if a 3% assumed net investment rate applies instead of a 4.5% assumed net investment rate, but, all other things being equal, the subsequent 3% assumed net investment rate payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.

         We calculate the dollar amount of subsequent income payments that you receive based upon the performance of the Investment Divisions you select. If that performance (measured by changes in the value of Annuity Units) exceeds the assumed investment rate, then your income payments will increase; if that performance is less than the assumed investment rate, then your income payments will decrease. Neither expenses actually incurred (other than taxes on investment return), nor mortality actually experienced, will adversely affect the dollar amount of subsequent income payments.

         INCOME OPTIONS. The Annuitant is the person whose life we look to when we make income payments (each description assumes that you are the Owner and Annuitant). The following income options may not be available in all states.

         OPTION 1 - Life Income. This income option provides monthly payments for your life.

         OPTION 2 - Joint and Survivor. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

         OPTION 3 - Life Annuity With at Least 120 or 240 Monthly Payments. This income option provides monthly payments for the Annuitant's life, but with payments continuing to the Beneficiary for the remainder of 10 or 20 years (as you select) if the Annuitant dies before the end of the selected period. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

         OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the Beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

         ADDITIONAL OPTIONS - We may make other income options available.

         No withdrawals are permitted during the income phase under an income option that is life contingent.


         GUARANTEED MINIMUM INCOME BENEFIT ("FUTUREGUARD"). The optional Guaranteed Minimum Income Benefit ("GMIB") endorsement guarantees a minimum fixed income benefit (under certain life contingent options) after a period of at least 10 Contract Years, subject to specific conditions, regardless of the Allocation Option(s) you select during the accumulation phase. The guarantee is different depending on when you purchased a Contract.


         This benefit is only available if

               *    you elect it prior to your Contract's Issue Date;

               *    the  Annuitant  is not older than age 75 on the Issue  Date;
                    and

               * you exercise it on or within 30 calendar days of your 10th, or any subsequent, Contract Anniversary but in no event later than the 30 calendar day period following the Contract Anniversary immediately following the Annuitant's 85th birthday.

         The GMIB will terminate and will not be payable at the earliest of:

               * the Income Date (if prior to the effective date of the GMIB);

               * the 31st calendar day following the Contract Anniversary immediately after the Annuitant's 85th birthday;

               *    the date you make a total withdrawal from the Contract;

               * upon your death (unless your spouse is your Beneficiary, elects to continue the Contract and is eligible for this benefit); or

               * if the Owner is not a natural person, upon the death of the Annuitant.

         Once elected, the GMIB cannot be terminated in any other way while your Contract is in force.

         You have the option of taking the GMIB instead of the other income options described above. Your monthly income option payments will be calculated by applying the "GMIB Benefit Base" (described below) to the annuity rates in the table of guaranteed purchase rates attached to the GMIB endorsement. The only types of income payments available under the GMIB are life contingent fixed annuity income payments. The fixed annuity payment income options currently available are:

         OPTION 1 - Life Income,

         OPTION 2 - Joint and Survivor,

         OPTION 3 - Life Annuity with 120 Monthly Periods Guaranteed, and

         OPTION 4 - Joint and Survivor Life Annuity with 120 Monthly Periods Guaranteed.

         No other income options will be available, and no partial annuitizations will be allowed.


         After the 10th Contract Anniversary or any subsequent Contract Anniversary, the Contract Owner must exercise this option prior to the Income Date. The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 Contract Years. Please consult a tax advisor on this and other matters of selecting income options.


         The GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in any withdrawals or death benefits. You will not receive any benefit under this endorsement if you make a total withdrawal of your Contract Value.

         Both the amount of the GMIB and the quarterly charge for the GMIB (described above in the Charges section) are based upon an amount called the "GMIB Benefit Base." The GMIB Benefit Base is the GREATER OF
         (A) OR (B), WHERE:

         (A) IS THE ROLL-UP COMPONENT WHICH IS EQUAL TO:

               * all premiums you have paid (net of any applicable premium taxes); PLUS

               * any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; MINUS

               *    an  adjustment   (described   below)  for  any   withdrawals
                    (including  any  applicable   charges  and  Excess  Interest
                    Adjustments to those withdrawals);

         compounded at an annual interest rate of 5% from the Issue Date until the earlier of the Annuitant's 80th birthday or the exercise date of the GMIB.

         For Contracts issued BEFORE MAY 2, 2005, with the Roll-Up Component, any taxes incurred and the following charges are also subtracted from your premiums and Contract Enhancements: annual contract maintenance charges; transfer charges; and any applicable non-asset based Contract charges due (other than the GMIB charge) under any optional endorsement.

         All adjustments for Premiums and Contract Enhancements are made on the date of the Premium payment. All withdrawal adjustments are made at the end of the Contract Year and on the exercise date of the GMIB. For total withdrawals up to 5% of the Roll-Up Component as of the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of the withdrawal (including any applicable charges and adjustments to such withdrawal). After processing any applicable dollar for dollar portion of the withdrawal, the withdrawal adjustment for total withdrawals in a Contract Year in excess of 5% of the Roll-Up Component as of the previous Contract Anniversary is the Roll-Up Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments to such withdrawal). In calculating the withdrawal adjustment, the Issue Date is considered a Contract Anniversary. Generally, the larger the withdrawal, the greater the impact on the GMIB Benefit Base. Please note also that when the Contract Value is greater than the Roll-Up Component, dollar for dollar withdrawals would result in a larger withdrawal adjustment than would proportional withdrawals. However, all withdrawals will be processed as described above, regardless of the level of the Contract Value.

         For example, the calculations for a Contract issued with an initial Premium payment of $10,000, the Guaranteed Minimum Income Benefit, and a 4% Contract Enhancement would be as follows. Assume the Owner takes a gross withdrawal during the Contract Year of $400, which is less than 5% of the Roll-Up Component as of the previous Contract Anniversary and therefore treated as a dollar-for-dollar withdrawal at the end of the Contract Year. The Roll-Up Component of the GMIB Benefit Base at the end of the year will be equal to the Premium and Contract Enhancement accumulated at 5% to the end of the year; less the withdrawal adjustment of $400 made at the end of the year. The resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $400 = $10,520. (If your Contract was issued BEFORE MAY 2, 2005, then annual contract maintenance charges are also subtracted, and the resulting Roll-Up Component is equal to ($10,000 + $400) x 1.05 - $35 - $400 = $10,485.)
         These examples do not take into account taxes.

         AND (B) IS THE GREATEST CONTRACT VALUE COMPONENT AND IS EQUAL TO:

               * the greatest Contract Value on any Contract Anniversary prior to the Annuitant's 81st birthday; MINUS

               * an adjustment (described below) for any withdrawals after that Contract Anniversary (including any applicable charges and Excess Interest Adjustments for those withdrawals); PLUS

               * any premiums paid (net of any applicable premium taxes) after that Contract Anniversary; MINUS

               * any annual contract maintenance charge, transfer charge, and any applicable non-asset based charges due under any optional endorsement deducted after that Contract Anniversary; and MINUS

               *    any taxes deducted after that Contract Anniversary.

         All of the applicable listed events and their adjustments are made on the date of the transaction. The withdrawal adjustment is the Greatest Contract Anniversary Value Component immediately prior to the withdrawal multiplied by the percentage reduction in the Contract Value attributable to the withdrawal (including any applicable charges and adjustments for such withdrawals).

         Neither component of the GMIB Benefit Base will ever exceed:

               * 200% of premiums paid (net of any applicable premium taxes and excluding premiums paid in the 12 months prior to the date the GMIB is exercised); MINUS

               * any withdrawals (including related charges and adjustments) deducted since the issuance of the Contract.

         For Contracts issued BEFORE MAY 2, 2005, with both components of the GMIB Benefit Base, any taxes incurred and the following charges are also subtracted from your premiums: annual contract maintenance charges; transfer charges; and any non-asset based Contract charges due under any optional endorsement. The applicability of this limitation will be determined after the calculation of each component of the GMIB Benefit Base.

         If you are the Annuitant under your Contract and your spouse continues the Contract after your death, your spouse will become the Annuitant and will continue to be eligible for the GMIB as long as he or she would have been eligible as an Annuitant when your Contract was issued and is age 84 or younger. If your spouse does not satisfy those criteria, then the GMIB will terminate and the charge for the GMIB discontinued. Similarly, if an Owner who is a natural person is not the Annuitant and the Annuitant dies, you (the Owner) may select a new Annuitant (who must be a person eligible to be an Annuitant on the Issue Date and is age 84 or younger). If the new Annuitant in that situation does not satisfy those criteria then the GMIB will terminate and the GMIB charge discontinued. In the event of joint Annuitants, the age of the youngest Annuitant will be used for all these determinations.

         Among other requirements applicable to Contracts issued to entities/Owners, the use of multiple Contracts by related entities to avoid maximum premium limits is not permitted. Selection of the GMIB, with multiple Contracts or otherwise, is subject to our administrative rules designed to assure its appropriate use. We may update these rules as necessary.


         YOU MAY NOT ELECT BOTH THE GMIB AND A GMWB, AND YOU MAY NOT ELECT TO ADD A GMWB AFTER THE ISSUE DATE TO A CONTRACT WITH THE GMIB. YOU MAY ALSO NOT ELECT BOTH THE GMIB AND GMAB.


                                  DEATH BENEFIT

         The Contract has a death benefit, namely the basic death benefit, which is payable during the accumulation phase. Instead you may choose an optional death benefit for an additional charge, availability of which may vary by state. For more information about the availability of an optional death benefit in your state, please see the application, check with the registered representative helping you to purchase the Contract or contact us at our Annuity Service Center. Our contact information is on the first page of this prospectus. The optional death benefits are only available upon application, and once chosen, cannot be canceled. The effects of any GMWB on the amount payable to your Beneficiaries upon your death should be considered in selecting the death benefits in combination with a GMWB.


         The death benefit paid to your Beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the Beneficiary of record (if there are multiple Beneficiaries, we will calculate the death benefit when we receive this documentation from the first Beneficiary). Payment will include interest to the extent required by law. The death benefit paid will be the basic death benefit unless you have selected the Earnings Protection Benefit and/or one of the other death benefit endorsements. If you have a guaranteed minimum death benefit, the amount by which the guaranteed minimum death benefit exceeds the account value will be put into your account as of the date we receive all required documentation from the Beneficiary of record and will be allocated among the Investment Divisions and Fixed Account according to the current allocation instructions on file for your account as of that date. Each Beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.


         BASIC DEATH BENEFIT. If you die before moving to the income phase, the person you have chosen as your Beneficiary will receive a death benefit. If you have a joint Owner, the death benefit will be paid when the first joint Owner dies. The surviving joint Owner will be treated as the Beneficiary. Any other Beneficiary designated will be treated as a contingent Beneficiary. Only a spousal Beneficiary has the right to continue the Contract in force upon your death.

         The death benefit equals the greater of:

               * your Contract Value on the date we receive all required documentation from your Beneficiary; or

               * the total premiums you have paid since your Contract was issued reduced for prior withdrawals (including any applicable charges and adjustments), in the same proportion that the Contract Value was reduced on the date of the withdrawal. For Contracts issued BEFORE OCTOBER 4, 2004, the withdrawal adjustment is equal to the dollar amount of the withdrawal, and this component of the death benefit would be further reduced by any annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and premium taxes.


         EARNINGS PROTECTION BENEFIT ("EARNINGSMAX"). The Earnings Protection Benefit is an optional benefit that may increase the amount of the death benefit payable at your death. If you are 75 years of age or younger when your Contract is issued, you may elect the Earnings Protection Benefit when the Contract is issued.


         If you are under the age of 70 when your Contract is issued and you elect the Earnings Protection Benefit then the amount that will be added to the death benefit that is otherwise payable is 40% of the earnings in your Contract, subject to the limit described below.

         If you are between the ages of 70 and 75 when your Contract is issued and you elect the Earnings Protection Benefit, the amount that will be added to the death benefit that is otherwise payable is 25% of the earnings in your Contract, subject to the limit described below.

         For purposes of this benefit, we define earnings as the amount by which the sum of your Contract Value, including any Contract Enhancement, exceeds the remaining premiums (premiums not previously withdrawn). For purposes of this calculation, your Indexed Fixed Option value will be the amount allocated to the Indexed Fixed Option accumulated at 3% annually and adjusted for any amounts cancelled or withdrawn for charges, deductions, withdrawals or any taxes due. If the earnings amount is negative, I.E., the total remaining premiums are greater than your Contract Value, no Earnings Protection Benefit will be paid. In determining the maximum amount of earnings on which we will calculate your Earnings Protection Benefit, earnings shall never exceed 250% of the remaining premiums, excluding remaining premiums paid in the 12 months prior to the date of your death (other than your initial premium if you die in the first Contract Year).

         As described below, if your spouse exercises the Special Spousal Continuation Option upon your death, the Earnings Protection Benefit will be paid upon your death and your spouse may then discontinue the Earnings Protection Benefit. If your spouse fails to make such an election, the Earnings Protection Benefit will remain in force and upon your spouse's death we will pay an Earnings Protection Benefit if the Contract has accrued additional earnings since your death. In calculating that benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date (as defined in "Special Spousal Continuation Option" beginning on page 155). In addition, the maximum earnings on which we calculate the Earnings Protection Benefit is 250% of the Contract Value after application of the Continuation Adjustment plus remaining premiums paid on or after the Continuation Date (excluding remaining premiums paid within 12 months of your spouse's death).

         You must elect the Earnings Protection Benefit when you apply for your Contract. Once elected, the benefit may not be terminated. However, if the Contract is continued under the Special Spousal Continuation Option, your spouse may then elect to discontinue the Earnings Protection Benefit.

         No Earnings Protection Benefit (other than a "Continuation Adjustment" described below in "Special Spousal Continuation") will be paid:

               * if your Contract is in the income phase at the time of your death;

               *    if there are no earnings in your Contract; or

               * if your spouse exercises the Special Spousal Continuation Option (described below) and either

                    *    is age 76 or older at the Continuation Date or

                    *    elects to discontinue the Earnings Protection Benefit.

         The Earnings Protection Benefit may not be available in your state. See your financial advisor for information regarding the availability of the Earnings Protection Benefit.

         OPTIONAL DEATH BENEFITS. Several optional death benefits are available, in lieu of or in addition to any Earnings Protection Benefit, which are designed to protect your Contract Value from potentially poor investment performance, particularly with respect to the Investment Division, and the impact that poor investment performance could have on the amount of the basic death benefit. Because there is an additional annual charge for each of these optional death benefits, and because you cannot change your selection, please be sure that you have read about and understand the Contract's basic death benefit before selecting an optional death benefit. Optional death benefits are available if you are 79 years of age or younger on the Contract's Issue Date. However, the older you are when your Contract is issued, the less advantageous it would be for you to select an optional death benefit. These optional death benefits are subject to our administrative rules to assure appropriate use, which administrative rules may be changed, as necessary.

         DEPENDING ON WHEN AND IN WHAT STATE YOU APPLIED FOR THE CONTRACT, THE AVAILABILITY OF AN OPTIONAL DEATH BENEFIT MAY HAVE BEEN DIFFERENT; HOW AN OPTIONAL DEATH BENEFIT IS CALCULATED VARIES; AND WE MAY HAVE REFERRED TO AN OPTIONAL DEATH BENEFIT BY A DIFFERENT NAME - ALL AS NOTED BELOW.

         For purposes of these optional death benefits, "Net Premiums" are defined as your premium payments net of premium taxes, reduced by any withdrawals (including applicable charges and deductions) at the time of the withdrawal in the same proportion that the Contract Value was reduced on the date of the withdrawal. Accordingly, if a withdrawal were to reduce the Contract Value by 50%, for example, Net Premiums would also be reduced by 50%. Similarly, with the "Highest Anniversary Value" component, the adjustment to your Contract Value for applicable charges will have occurred proportionally at the time of the deductions. For Contracts issued BEFORE OCTOBER 4, 2004, your premium payments are further reduced by the annual contract maintenance charges, transfer charges, the charges for any optional benefit endorsements, and taxes. Also for Contracts issued BEFORE OCTOBER 4, 2004, the withdrawal adjustment is instead equal to the dollar amount of your withdrawals.

         FOLLOWING ARE THE CALCULATIONS FOR THE OPTIONAL DEATH BENEFITS ON AND AFTER MAY 2, 2005. For purposes of these calculations, with the "Roll-up" component, interest will compound (accumulate) until the Contract Anniversary immediately preceding your 81st birthday.

                  5% ROLL-UP DEATH BENEFIT, changes your basic death benefit to the greatest of:

                         (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
                         (b) total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                         (c) your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday.

                  However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.


                  PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 5% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


                  4% ROLL-UP DEATH BENEFIT, changes your basic death benefit to the greatest of:

                         (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or
                         (b) total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or
                         (c) your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.


                  PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.


                  HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b)  total Net Premiums since your Contract was issued; or

                    (c) your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary. FOR CONTRACTS ISSUED ON OR AFTER JANUARY 16, 2007, ANNUAL CONTRACT MAINTENANCE CHARGES, TRANSFER CHARGES, ANY APPLICABLE CHARGES DUE UNDER ANY OPTIONAL ENDORSEMENT AND TAXES SUBSEQUENT TO THAT CONTRACT ANNIVERSARY WILL NOT BE DEDUCTED FROM YOUR GREATEST CONTRACT VALUE.

                  COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b) total Net Premiums since your Contract was issued, compounded at 5% per annum until the Contract
                         Anniversary  immediately  preceding your 81st birthday;
                         or

                    (c) your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 5% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

                    (d) your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes), subsequent to that Contract Anniversary. FOR CONTRACTS ISSUED ON OR AFTER JANUARY 16, 2007, ANNUAL CONTRACT MAINTENANCE CHARGES, TRANSFER CHARGES, ANY APPLICABLE CHARGES DUE UNDER ANY OPTIONAL ENDORSEMENT AND TAXES SUBSEQUENT TO THAT CONTRACT ANNIVERSARY WILL NOT BE DEDUCTED FROM YOUR GREATEST CONTRACT VALUE.

                  However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date. Also, the interest rate is 3% per annum in some states, and accordingly, the interest rate is 2% per annum if you are 70 years old or older on the Contract's Issue Date, having purchased this optional death benefit in such state.

                  COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:

                    (a)  your Contract  Value as of the business day on which we
                         receive   all   required    documentation   from   your
                         Beneficiary; or

                    (b) total Net Premiums since your Contract was issued, compounded at 4% per annum until the Contract
                         Anniversary  immediately  preceding your 81st birthday;
                         or

                    (c) your Contract Value at the end of your seventh Contract Year or as of the Contract Anniversary immediately preceding your 81st birthday, whichever is earlier, PLUS your total Net Premiums since then, compounded at 4% per annum until the Contract Anniversary immediately preceding your 81st birthday; or

                    (d) your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), the Annual Contract Maintenance Charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.


                  PLEASE NOTE: EFFECTIVE JANUARY 16, 2007, THE 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

         FOLLOWING ARE THE CALCULATIONS FOR THE OPTIONAL DEATH BENEFITS BEFORE MAY 2, 2005. For purposes of these calculations, amounts in (c) and (d) of the roll-up and combination death benefits are limited to 250% of your total Net Premiums; however, this limitation does not include the amount payable with the Earnings Protection Benefit. For more information, please see "Earnings Protection Benefit" beginning on page
         149. We will not permit you to use multiple Contracts to try to circumvent this limitation.


                  5% ROLL-UP DEATH BENEFIT (5% COMPOUNDED DEATH BENEFIT), changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b)  total Net Premiums since your Contract was issued; or

                    (c) total Net Premiums since your Contract was issued, compounded at 5% per annum; or

                    (d) your Contract Value at the end of your seventh Contract year, PLUS your total Net Premiums since your seventh Contract year, compounded at 5% per annum.

                  However, the interest rate is 4% per annum if you are 70 years old or older on the Contract's Issue Date.

                  4% ROLL-UP DEATH BENEFIT, changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b)  total Net Premiums since your Contract was issued; or

                    (c) total Net Premiums since your Contract was issued, compounded at 4% per annum; or

                    (d) your Contract Value at the end of your seventh Contract Year, PLUS your total Net Premiums since your seventh Contract Year, compounded at 4% per annum.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

                  HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT), changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b)  total Net Premiums since your Contract was issued; or

                    (c) your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary.

                  COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (COMBINATION DEATH BENEFIT), changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b)  total Net Premiums since your Contract was issued; or

                    (c) total Net Premiums since your Contract was issued, compounded at 5% per annum; or

                    (d) your Contract Value at the end of your seventh Contract year, PLUS your total Net Premiums since your seventh Contract year, compounded at 5% per annum; or

                    (e) your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes) subsequent to that Contract Anniversary).

                  However, the interest rate is 4% if you are 70 years old or older on the Contract's Issue Date.

                  COMBINATION 4% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT, changes your basic death benefit to the greatest of:

                    (a) your Contract Value as of the end of the business day on which we receive all required documentation from your Beneficiary; or

                    (b)  total Net Premiums since your Contract was issued; or

                    (c) total Net Premiums since your Contract was issued, compounded at 4% per annum; or

                    (d) your Contract Value at the end of your seventh Contract Year, PLUS your total Net Premiums since your seventh Contract Year, compounded at 4% per annum; or

                    (e) your greatest Contract Value on any Contract Anniversary prior to your 81st birthday, MINUS any withdrawals (including any applicable withdrawal charges and adjustments), annual contract maintenance charges, transfer charges, any applicable charges due under any optional endorsement and taxes subsequent to that Contract Anniversary, PLUS any premiums paid (net of any applicable premium taxes)subsequent to that Contract Anniversary.

                  However, the interest rate is 3% per annum if you are 70 years old or older on the Contract's Issue Date.

         PAYOUT OPTIONS. The basic death benefit and the optional death benefits, can be paid under one of the following payout options:

               *    single lump sum payment; or

               * payment of entire death benefit within 5 years of the date of death; or

               * payment of the entire death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy, with the balance of the death benefit payable to the Beneficiary. Any portion of the death benefit not applied under an income option within one year of the Owner's death, however, must be paid within five years of the date of the Owner's death.

         Under these payout options, the Beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the Beneficiary.

         Unless the Beneficiary chooses to receive the entire death benefit in a single sum, the Beneficiary must elect a payout option within the 60-day period beginning with the date we receive proof of death and payments must begin within one year of the date of death. If the Beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, we will pay the death benefit within seven days. If your Beneficiary is your spouse, he/she may elect to continue the Contract, at the current Contract Value, in his/her own name. For more information, please see "Special Spousal Continuation Option" beginning on page 155.

         PRE-SELECTED PAYOUT OPTIONS. As Owner, you may also make a predetermined selection of the death benefit payout option if your death occurs before the Income Date. However, at the time of your death, we may modify the death benefit option if the death benefit you selected exceeds the life expectancy of the Beneficiary. If this Pre-selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the Beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. If the Beneficiary does not submit the required documentation for the death benefit to us within one year of your death, however, the death benefit must be paid, in a single lump sum, within five years of your death. The Pre-selected Death Benefit Option may not be available in your state.

         SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the Beneficiary and elects to continue the Contract in his or her own name after your death, pursuant to the Special Spousal Continuation Option, no death benefit will be paid at that time. Moreover, if the Contract has the Earnings Protection Benefit and/or another optional death benefit (instead of the basic death benefit), we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. We calculate this amount using the Contract Value and death benefit as of the date we receive completed forms and due proof of death from the Beneficiary of record and the spousal Beneficiary's written request to continue the Contract (the "Continuation Date"). We will add this amount to the Contract based on the current allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.


         If you have Contract Values allocated to the Indexed Fixed Option on the Continuation Date, we will transfer your Indexed Fixed Option value to the one-year Fixed Account Option. Once the transfer is completed, the Fixed Account may be subject to restrictions. Your spouse may then transfer this amount to any available Investment Division or Fixed Account Options, but your spouse may not transfer this amount back into the Indexed Fixed Option. If your spouse subsequently withdraws any of the amount transferred, we may charge a withdrawal charge on any portion of the amount withdrawn attributable to premiums. We will base the withdrawal charge on the number of years since the premium originally was allocated to the Indexed Fixed Option. Contract Value may remain in the Indexed Fixed Option if your spouse continues the Contract other than under the Special Spousal Continuation Option. This means spousal continuation of the Contract does not include a Continuation Adjustment.


         If your spouse continues the Contract in his/her own name under the Special Spousal Continuation Option, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit including any Earnings Protection Benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract prospectively, so the death benefit may be at a different level.


         If your spouse elects to continue the Contract, your spouse, as new Owner, cannot terminate most of the optional benefits you elected. However, your spouse may then terminate the Earnings Protection Benefit and no further Earnings Protection Benefit charges will be deducted and no Earnings Protection Benefit will be paid upon your spouse's death. The GMIB will terminate upon your death (and no further GMIB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract. For more information, please see "Guaranteed Minimum Income Benefit" beginning on page 145. Similarly, a GMWB will also terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract. For more information, please see the respective GMWB subsections in this prospectus.


         UNLESS YOUR SPOUSE DISCONTINUES THE EARNINGS PROTECTION BENEFIT ON THE CONTINUATION DATE, CHARGES FOR THE BENEFIT WILL BE DEDUCTED EVEN THOUGH NO EARNINGS PROTECTION BENEFIT WILL APPLY IF YOUR SPOUSE IS 76 OR OLDER WHEN THE CONTRACT IS CONTINUED.

         The Special Spousal Continuation Option is available to elect one time on the Contract. However, if you have elected the Pre-Selected Death Benefit Option the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre-Selected Death Benefit Option may not be available in your state.

         DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint Owner dies, and is not the Annuitant, on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the Beneficiary becomes the Owner. If the joint Owner dies, the surviving joint Owner, if any, will be the designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. A contingent Beneficiary is entitled to receive payment only after the Beneficiary dies.

         DEATH OF ANNUITANT. If the Annuitant is not an Owner or joint Owner and dies before the Income Date, you can name a new Annuitant, subject to our underwriting rules. If you do not name a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

         If the Annuitant dies on or after the Income Date, any remaining guaranteed payment will be paid to the Beneficiary as provided for in the income option selected. Any remaining guaranteed payment will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                                      TAXES

         THE FOLLOWING IS ONLY GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. ADDITIONAL TAX INFORMATION IS INCLUDED IN THE SAI. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO HOW THESE GENERAL RULES WILL APPLY TO YOU IF YOU PURCHASE A CONTRACT.

         CONTRACT OWNER TAXATION

         TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase your Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as a 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan) your Contract will be what is referred to as a tax-qualified Contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

         If you do not purchase your Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified Contract.

         The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

         NON-QUALIFIED CONTRACTS - GENERAL TAXATION. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the Annuitant until a distribution (either a withdrawal or an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Loans based on a non-qualified Contract are treated as distributions.

         NON-QUALIFIED CONTRACTS - AGGREGATION OF CONTRACTS. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

         NON-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. Any withdrawal from a non-qualified Contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. A part of each income payment under a non-qualified Contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

         The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts:

               *    paid on or after the date you reach age 59 1/2;

               *    paid to your Beneficiary after you die;

               * paid if you become totally disabled (as that term is defined in the Code);

               * paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your Beneficiary;

               *    paid under an immediate annuity; or

               *    which come from premiums made prior to August 14, 1982.

         NON-QUALIFIED CONTRACTS - REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

         The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a "designated Beneficiary" is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary and such distributions begin within one year of that Owner's death. The Owner's "designated Beneficiary," who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's "designated Beneficiary" is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

         TAX-QUALIFIED CONTRACTS - WITHDRAWALS AND INCOME PAYMENTS. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes required minimum distributions for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

         WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an Owner:

               *    reaches age 59 1/2;

               *    leaves his/her job;

               *    dies;

               *    becomes disabled (as that term is defined in the Code); or

               * experiences hardship. However, in the case of hardship, the Owner can only withdraw the premium and not any earnings.

         WITHDRAWALS - ROTH IRAS. Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

         CONSTRUCTIVE WITHDRAWALS - INVESTMENT ADVISER FEES. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

               * there was a written agreement providing for payments of the fees solely from the annuity Contract,

               *    the Contract Owner had no liability for the fees, and

               * the fees were paid solely from the annuity Contract to the adviser.

         EXTENSION OF LATEST INCOME DATE. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year you attain age 90. In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time. Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

         DEATH BENEFITS. None of the death benefits paid under the Contract to the Beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

         ASSIGNMENT. An assignment of your Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your Contract.

         DIVERSIFICATION. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. We believe that the underlying investments are being managed so as to comply with these requirements.

         OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the Owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, Contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.


         The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract offers 75 Investment Divisions and at least one Fixed Account Option, although a Contract Owner can select no more than 18 fixed and variable options at any one time. The second difference is that the Owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.


         The Revenue Ruling states that whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the Owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

         WITHHOLDING. In general, distributions from a Contract are subject to 10% federal income tax withholding unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

         Any distribution from a tax-qualified contract eligible for rollover will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

         The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

               (a) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's Beneficiary, or (c) for a specified period of ten years or more;

               (b)  a required minimum distribution;

               (c)  a hardship withdrawal; or

               (d)  the non-taxable portion of a distribution.


         JACKSON TAXATION


         We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called "Federal (DAC) Tax Charge" under variable life insurance policies, but the "Federal
         (DAC) Tax Charge" merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

         In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called "Federal (DAC) tax charge" under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

                                OTHER INFORMATION


         DOLLAR COST AVERAGING. If the amount allocated to the Investment Divisions plus the amount allocated to Fixed Account Option (other than the Indexed Fixed Option) is at least $15,000, you can arrange to have a dollar amount or percentage of money periodically transferred automatically into the Investment Divisions and other Fixed Account Options from the one-year Fixed Account Option or any of the Investment Divisions. If the Fixed Account Options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. In the case of transfers from the one-year Fixed Account Option or Investment Divisions with a stable unit value to the Investment Divisions, this can let you pay a lower average cost per unit over time than you would receive if you made a one-time purchase. Transfers from the more volatile Investment Divisions may not result in lower average costs and such Investment Divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. There is no charge for Dollar Cost Averaging. Certain restrictions may apply.

         DOLLAR COST AVERAGING PLUS (DCA+). The DCA+ Fixed Account Option is a "source account" designed for dollar cost averaging transfers to Investment Divisions or systematic transfers to other Fixed Account Options. The DCA+ Fixed Account Option is credited with an enhanced interest rate. If a DCA+ Fixed Account Option is selected, monies in the DCA+ Fixed Account Option will be systematically transferred to the Investment Divisions or other Fixed Account Options chosen over the DCA+ term selected. There is no charge for DCA+. You should consult your Jackson representative with respect to the current availability of the Fixed Account Options and the availability of DCA+.


         EARNINGS SWEEP. You can choose to move your earnings from the source accounts (only applicable from the one year Fixed Account Option, if currently available, and the Money Market Investment Division). There is no charge for Earnings Sweep.


         REBALANCING. You can arrange to have us automatically reallocate your Contract Value among Investment Divisions and the one-year Fixed Account Option (if currently available) periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions. There is no charge for Rebalancing.


         You may cancel a Dollar Cost Averaging, Earnings Sweep or Rebalancing program using whatever methods you use to change your allocation instructions.

         FREE LOOK. You may return your Contract to the selling agent or us within ten days (or longer if required by your state) after receiving it. We will return

               *    the Contract Value, PLUS

               * any fees (other than asset-based fees) and expenses deducted from the premiums, MINUS

               *    any applicable Contract Enhancement recapture charges.

         We will determine the Contract Value in the Investment Divisions as of the date we receive your Contract we receive the Contract or the date you return it to the selling agent. We will return premium payments where required by law. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

         ADVERTISING. From time to time, we may advertise several types of performance of the Investment Divisions.

               * TOTAL RETURN is the overall change in the value of an investment in an Investment Division over a given period of time.

               * STANDARDIZED AVERAGE ANNUAL TOTAL RETURN is calculated in accordance with SEC guidelines.

               * NON-STANDARDIZED TOTAL RETURN may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a Fund has been in existence longer than the Investment
                    Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

               * YIELD refers to the income generated by an investment over a given period of time.

         Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration charges and may reflect the deduction of the annual contract maintenance and withdrawal charges, but will not reflect charges for optional features except in performance data used in sales materials that promote those optional features. The deduction of withdrawal charges and/or the charges for optional features would reduce the percentage increase or make greater any percentage decrease.

         RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

         MODIFICATION OF YOUR CONTRACT. Only our President, Vice President, Secretary or Assistant Secretary may approve a change to or waive a provision of your Contract. Any change or waiver must be in writing. We may change the terms of your Contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary.


         LEGAL PROCEEDINGS. Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present. Jackson has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson on a non-material basis, or is being vigorously defended. Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable. Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2006, for information concerning such amounts that have been accrued. At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.


                                 PRIVACY POLICY

         COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

               * Information we receive from you on applications or other forms;

               *    Information about your transactions with us;

               *    Information we receive from a consumer reporting agency;

               *    Information   we  obtain  from  others  in  the  process  of
                    verifying information you provide us; and

               * Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

         DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

         In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your Contract and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

         We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

         We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

         SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

         We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

"JNL(R)" "Jackson National(R)" and "JacksonSM" are trademarks or service marks of Jackson National Life Insurance Company.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's MidCap 400 Index," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management S&P(R) 10 Fund, JNL/Mellon Capital Management S&P(R) SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/S&P(R) 24 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

"Dow Jones," "Dow Jones Industrial AverageSM," "Dow Jones Select Dividend IndexSM," "DJIASM," "DowSM" and "Dow 10SM" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by Jackson. Dow Jones has no relationship to the annuity and Jackson, other than the licensing of the Dow Jones Industrial Average ("DJIA") and its service marks for use in connection with the JNL/Mellon Capital Management DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund. Please see Appendix A for additional information. The JNL/Mellon Capital Management The DowSM 10 Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management Nasdaq(R)15 Fund, the JNL/Mellon Capital Management VIP Fund or the JNL/Mellon Capital Management JNL Optimized 5 Fund. The JNL/Mellon Capital Management Nasdaq(R) 15 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND."

Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson. The JNL/Mellon Capital Management Value Line(R) 25 Fund, the JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line(R) 25 Fund, the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund. Jackson is not affiliated with any Value Line Company.

"NYSE(R)" is a registered mark of, and "NYSE International 100 IndexSM" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC. The JNL/Mellon Capital Management NYSE(R) International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

"NYSE International 100 IndexSM" is a service mark of NYSE Group, Inc. NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the "NYSE International 100 IndexSM" (the "Index") and its service marks for use in connection with the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

NYSE Group, Inc. DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management NYSE(R) International 25 Fund or any other securities.

o    Have any  responsibility  or liability for or make any decisions  about the
     timing,   amount  or  pricing  of  JNL/Mellon  Capital  Management  NYSE(R)
     International 25 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

o Consider the needs of the JNL/Mellon Capital Management NYSE(R) International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE(R) International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.


--------------------------------------------------------------------------------


NYSE GROUP,  INC. AND ITS  AFFILIATES  WILL NOT HAVE ANY LIABILITY IN CONNECTION
WITH  THE  JNL/MELLON  CAPITAL   MANAGEMENT   NYSE(R)   INTERNATIONAL  25  FUND.
SPECIFICALLY,

o NYSE GROUP, INC. AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND NYSE GROUP, INC. AND ITS AFFILIATES DISCLAIM ANY WARRANTY ABOUT:

o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND, THE OWNER OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX AND THE DATA INCLUDED IN THE NYSE INTERNATIONAL 100 INDEXSM;

o    THE ACCURACY OR COMPLETENESS OF THE INDEX AND ITS DATA;

o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE INDEX AND ITS DATA;

o NYSE GROUP, INC. WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE INDEX OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL NYSE GROUP, INC. OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NYSE GROUP, INC. KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND NYSE GROUP, INC. IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER THIRD PARTIES.


--------------------------------------------------------------------------------

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

                                               TABLE OF CONTENTS OF
                                      THE STATEMENT OF ADDITIONAL INFORMATION


General Information and History...............................................................................    2


Services......................................................................................................    5

Purchase of Securities Being Offered..........................................................................    5

Underwriters..................................................................................................    5

Calculation of Performance....................................................................................    5


Additional Tax Information....................................................................................    7


Annuity Provisions............................................................................................    17


Net Investment Factor.........................................................................................    18

Condensed Financial Information...............................................................................    19

                                                    APPENDIX A

DOW JONES DOES NOT:

* Sponsor, endorse, sell or promote the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

* Recommend that any person invest in the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other securities.

* Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

* Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

* Consider the needs of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund or the owners of the JNL/Mellon Capital Management Dow SM 10 Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management DowSM Dividend Fund or the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the
     JNL/Mellon  Capital  Management  Healthcare Sector Fund, and the JNL/Mellon
     Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.


 -------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT DOW SM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND. SPECIFICALLY,

     * DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

          * THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT DOW SM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               COMMUNICATIONS  SECTOR FUND,  THE JNL/MELLON  CAPITAL  MANAGEMENT
               CONSUMER  BRANDS SECTOR FUND, THE JNL/MELLON  CAPITAL  MANAGEMENT
               OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               HEALTHCARE  SECTOR FUND,  AND THE JNL/MELLON  CAPITAL  MANAGEMENT
               TECHNOLOGY SECTOR FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT DOW SM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL
               MANAGEMENT  CONSUMER  BRANDS SECTOR FUND, THE JNL/MELLON  CAPITAL
               MANAGEMENT  OIL  &  GAS  SECTOR  FUND,  THE  JNL/MELLON   CAPITAL
               MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

          *    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

          * THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

     * DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA.

     * UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

 THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER THIRD PARTIES.
 -------------------------------------------------------------------------------

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                                                   APPENDIX B


                             CONTRACT ENHANCEMENT RECAPTURE CHARGE PROSPECTUS EXAMPLES



------------------------------------------------------------------------------------------------------------------------------
EXAMPLE 1 USING THE BASE WITHDRAWAL CHARGE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                   100,000.00  : Premium
                        6.00%  : Withdrawal Charge Year 4
                        4.00%  : Contract Enhancement
                        2.50%  : Recapture Charge Year 4
                        5.50%  : Net Return

AT END OF YEAR 4
                   128,837.76  : Contract Value at end of year 4
                   100,000.00  : Net Withdrawal requested

                    28,837.76  : Earnings
                    77,772.94  : Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    ---------
                   106,610.70  : Total Gross Withdrawal

                   106,610.70  : Total Gross Withdrawal
                    -4,666.38  : Withdrawal Charge
                    -1,944.32  : Recapture Charge
                    ---------
                   100,000.00  : Total Net Withdrawal
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
EXAMPLE 2 USING THE BASE WITHDRAWAL CHARGE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                      10/1/05
                   100,000.00  : Premium
                        7.00%  : Withdrawal Charge Contribution Year 3
                        2.50%  : Recapture Charge Contribution Year 3
                      12/1/05
                   100,000.00  : Premium
                        8.00%  : Withdrawal Charge Contribution Year 2
                        4.00%  : Recapture Charge Contribution Year 2

                        4.00%  : Contract Enhancement
                        0.00%  : Net Return

                      11/1/07
                   208,000.00  : Contract Value
                   150,000.00  : Net Withdrawal Requested

                     8,000.00  : Earnings
                    12,000.00  : 10% Additional Free Withdrawal amount
                   100,000.00  : Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    44,886.36  : Premium 2 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    ---------
                   164,886.36  : Total Gross Withdrawal

                   164,886.36  : Total Gross Withdrawal
                    -7,000.00  : Withdrawal Charge from Premium 1
                    -2,500.00  : Recapture Charge from Premium 1
                    -3,590.91  : Withdrawal Charge from Premium 2
                    -1,795.45  : Recapture Charge from Premium 2
                    ---------
                   150,000.00  : Total Net Withdrawal
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------
EXAMPLE 3 USING THE BASE WITHDRAWAL CHARGE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                   100,000.00 : Premium
                        6.00% : Withdrawal Charge Year 4
                        5.00% : Contract Enhancement
                        3.00% : Recapture Charge Year 4
                        5.50% : Net Return

AT END OF YEAR 4
                   130,076.59 : Contract Value at end of year 4
                   100,000.00 : Net Withdrawal requested

                    30,076.59 : Earnings
                    76,838.91 : Premium withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    ---------
                   106,915.50 : Total Gross Withdrawal

                   106,915.50 : Total Gross Withdrawal
                    -4,610.33 : Withdrawal Charge
                    -2,305.17 : Recapture Charge
                    ---------
                   100,000.00 : Total Net Withdrawal
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
EXAMPLE 4 USING THE BASE WITHDRAWAL CHARGE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                    10/1/2001
                   100,000.00 : Premium
                        7.00% : Withdrawal Charge Contribution Year 3
                        4.00% : Recapture Charge Contribution Year 3
                    12/1/2001
                   100,000.00 : Premium
                        8.00% : Withdrawal Charge Contribution Year 2
                        4.50% : Recapture Charge Contribution Year 2

                        5.00% : Contract Enhancement
                        0.00% : Net Return

                    11/1/2003
                   210,000.00 : Contract Value
                   150,000.00 : Net Withdrawal Requested

                    10,000.00 : Earnings
                    10,000.00 : Additional Free

                   100,000.00 : Premium 1 withdrawn (grossed up to account for Withdrawal Charge and Recapture Charge)
                    46,857.14 : Premium 2 withdrawn (grossed up to account for Withdrawal Charge and  Recapture Charge)
                    ---------

                   166,857.14 : Total Gross Withdrawal

                   166,857.14 : Total Gross Withdrawal
                    -7,000.00 : Withdrawal Charge from Premium 1
                    -4,000.00 : Recapture Charge from Premium 1
                    -3,748.57 : Withdrawal Charge from Premium 2
                    -2,108.57 : Recapture Charge from Premium 2
                    ---------
                   150,000.00 : Total Net Withdrawal
------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C

                            GMWB PROSPECTUS EXAMPLES


Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, and all partial withdrawals requested include any applicable charges. The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.

EXAMPLE 1: AT ELECTION, YOUR GWB IS SET AND YOUR GAWA IS DETERMINED BASED ON THAT VALUE.

     |X|  Example 1a: If the GMWB is elected at issue:

          * Your initial GWB is $100,000, which is your initial Premium payment.

          *    Your  GAWA  is  $5,000,   which  is  5%  of  your   initial   GWB
               ($100,000*0.05 = $5,000).

     |X| Example 1b: If the GMWB is elected after issue when the Contract Value is $105,000:

          * Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.

          *    Your  GAWA  is  $5,250,   which  is  5%  of  your   initial   GWB
               ($105,000*0.05 = $5,250).

     |X| Example 1c: If the GMWB is elected after issue when the Contract Value is $110,000 and your Contract includes a Contract Enhancement with a total Recapture Charge of $5,000 at the time the GMWB is elected:

          * Your initial GWB is $105,000, which is your Contract Value ($110,000) less the Recapture Charge ($5,000) on the effective date of the endorsement.

          *    Your  GAWA  is  $5,250,   which  is  5%  of  your   initial   GWB
               ($105,000*0.05 = $5,250).

     |X|  Notes:

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.

          *    If your endorsement contains a varying benefit percentage:

               - Your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value less any applicable Recapture Charge if the endorsement is elected after issuance of the Contract.

               - Your GAWA% and GAWA are not determined until the time of your first withdrawal.

EXAMPLE 2: IF YOUR ENDORSEMENT CONTAINS A VARYING BENEFIT PERCENTAGE, YOUR INITIAL GAWA% IS SET BASED UPON YOUR ATTAINED AGE AT THE TIME OF YOUR FIRST WITHDRAWAL. YOUR INITIAL GAWA IS DETERMINED BASED ON THIS GAWA% AND THE GWB AT THE TIME OF YOUR FIRST WITHDRAWAL.

     |X| Assuming your GAWA% is 5% based on your attained age at the time of your first withdrawal and your GWB is $100,000 prior to the application of the withdrawal, your GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

     |X| Your BDB remains unchanged since the BDB is set at issue and is not affected by the timing of your first withdrawal.

EXAMPLE 3: UPON PAYMENT OF A SUBSEQUENT PREMIUM, YOUR GWB AND GAWA ARE RE-DETERMINED. YOUR GWB IS SUBJECT TO A MAXIMUM OF $5,000,000.

     |X| Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:

          *    Your  new  GWB is  $150,000,  which  is  your  GWB  prior  to the
               additional   Premium  payment  ($100,000)  plus  your  additional
               Premium payment ($50,000).

          * Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

     |X| Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

          * Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

          * Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

     |X|  Notes:

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.

          *    If your endorsement contains a varying benefit percentage:

               -    Your BDB is increased by the Premium payment.

               - Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your first withdrawal. Otherwise, your GAWA% and GAWA are determined at the time of your first withdrawal.

EXAMPLE 4: UPON WITHDRAWAL OF THE GUARANTEED AMOUNT (WHICH IS YOUR GAWA FOR ENDORSEMENTS FOR NON-QUALIFIED AND QUALIFIED CONTRACTS THAT DO NOT PERMIT WITHDRAWALS IN EXCESS OF THE GAWA OR WHICH IS THE GREATER OF YOUR GAWA OR YOUR RMD FOR THOSE GMWBS RELATED TO QUALIFIED CONTRACTS THAT PERMIT WITHDRAWALS IN EXCESS OF THE GAWA TO EQUAL YOUR RMD), YOUR GWB AND GAWA ARE RE-DETERMINED.

     |X| Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

          * Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

          * Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

          * If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.
               However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X| Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

               * Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

               * Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

               * If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of the final withdrawal would be less than your GAWA (and equal to your remaining GWB) if your endorsement is not a For Life GMWB or if your endorsement is a For Life GMWB and the For Life Guarantee is not in effect. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving
                    Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X|  Notes:

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

          * If your endorsement contains a varying benefit percentage, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

          * If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.

          * Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

EXAMPLE 5: UPON WITHDRAWAL OF AN AMOUNT THAT EXCEEDS YOUR GUARANTEED AMOUNT (AS DEFINED IN EXAMPLE 4), YOUR GWB AND GAWA ARE RE-DETERMINED.

     |X| Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $120,000 and your GWB is $100,000:

          * Your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($120,000 - $10,000 = $110,000).

          * Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

               - If your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($110,000*0.05 = $5,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

               - If your endorsement is a For Life GMWB and is effective on or after 05/01/2006, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500), and if the For Life Guarantee was effective prior to the withdrawal, it remains in effect. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, your bonus base is recalculated to equal $90,000, which is the lesser of 1) your bonus base prior to the withdrawal ($100,000) or 2) your GWB following the withdrawal ($90,000). In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

     |X| Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

          * Your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

          * Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

               - If your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining
                    GWB). In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

               - If your endorsement is a For Life GMWB and is effective on or after 05/01/2006, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500), and if the For Life Guarantee was effective prior to the withdrawal, it remains in effect. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, your bonus base is recalculated to equal $90,000, which is the lesser of 1) your bonus base prior to the withdrawal ($100,000) or 2) your GWB following the withdrawal ($90,000). In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

     |X| Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $90,000 and your GWB is $100,000:

          * Your new GWB is $80,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($90,000 - $10,000 = $80,000).

          * Your GAWA is recalculated based on the type of endorsement you have elected and/or the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

               - If your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,000, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($80,000*0.05 = $4,000). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($80,000 / $4,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

               - If your endorsement is a For Life GMWB and is effective on or after 05/01/2006, your GAWA is recalculated to equal $4,000, which is 5% of your new GWB ($80,000*0.05 = $4,000), and if the For Life Guarantee was effective prior to the withdrawal, it remains in effect. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($80,000 / $4,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

               * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, your bonus base is recalculated to equal $80,000, which is the lesser of 1) your bonus base prior to the withdrawal ($100,000) or 2) your GWB following the withdrawal ($80,000). In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

     |X|  Notes:

          * If your endorsement contains a varying benefit percentage, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

          * If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

          * Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

EXAMPLE 6: UPON STEP-UP, YOUR GWB AND GAWA ARE RE-DETERMINED. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT CONTAINS A GUARANTEED WITHDRAWAL BALANCE STEP-UP PROVISION.)

     |X| Example 6a: If at the time of step-up your Contract Value is $200,000, your GWB is $90,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value.

          * If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

               - After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * However, if your endorsement contains a varying benefit percentage and the step-up occurs after the first withdrawal, the GAWA% will be re-determined based on your attained age if your Contract Value at the time of the step-up is greater than your BDB.

               - If, in the example above, your BDB is $100,000 and the GAWA% applicable at your attained age is 6%:

                    o Your GAWA% is set to 6%, since your Contract Value ($200,000) is greater than your BDB ($100,000).

                    o Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

                    o Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000).

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

     |X| Example 6b: If at the time of step-up your Contract Value is $90,000, your GWB is $80,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value.

          * Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

               - After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement contains a varying benefit percentage and the step-up occurs after the first withdrawal, the GAWA% will be re-determined based on your attained age if your Contract Value is greater than your BDB. However, in this case, it is assumed that your initial Premium is $100,000. Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%. In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or
               2) your Contract Value at the time of step-up ($90,000).

          * If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

     |X|  Notes:

          * If your endorsement contains a provision for Owner-initiated step-ups, the election of an Owner-initiated step-up may result in an increase in the GMWB charge. If the charge does increase, a separate calculation would be recommended to establish if the step-up is a beneficial election.

          * If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

          * If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

          * If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your first withdrawal. Otherwise, your GAWA% and GAWA are determined at the time of your first withdrawal.

EXAMPLE 7: IMPACT OF THE ORDER OF TRANSACTIONS. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT CONTAINS A GUARANTEED WITHDRAWAL BALANCE STEP-UP PROVISION.)

     |X| Example 7a: If prior to any transactions your Contract Value is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

          * If you request the withdrawal after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).
               Following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of the final withdrawal would be less than your GAWA (and equal to your remaining GWB). However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

               - If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

               - If your endorsement contains a varying benefit percentage and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

          * If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

               - If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

               - If your endorsement contains a varying benefit percentage and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value at the time of step-up ($195,000).

     |X|  Notes:

          * As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA. If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement contains a varying benefit percentage and the step-up would result in a re-determination of the GAWA%. If the step-up does not increase your GAWA or the withdrawal requested is greater than your new GAWA, your GAWA resulting from the transactions is the same regardless of the order of the transactions.

          * This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

          * If your endorsement contains a provision for Owner-initiated step-ups, the election of an Owner-initiated step-up may result in an increase in the GMWB charge.

          * If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value if the Contract Value is greater than your GWB at the time of the automatic step-up.

          * If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

          * If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the first withdrawal and re-determined upon step-up if your Contract Value is greater than your BDB.

          * If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

          * Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

EXAMPLE 8: UPON APPLICATION OF THE GUARANTEED WITHDRAWAL BALANCE BONUS, YOUR GWB AND GAWA ARE RE-DETERMINED. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT CONTAINS A GUARANTEED WITHDRAWAL BALANCE BONUS PROVISION.)

     |X| Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $105,000, which is equal to your GWB plus 5% of your bonus base ($100,000 + $100,000*0.05 = $105,000).

          * Your GAWA for the next year is recalculated to equal $5,250, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($105,000*0.05 =
               $5,250).

          * After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($105,000 / $5,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X| Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:

          * Your new GWB is recalculated to equal $95,000, which is equal to your GWB plus 5% of your bonus base ($90,000 + $100,000*0.05 = $95,000).

          * Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or
               2) 5% of your new GWB ($95,000*0.05 = $4,750).

          * After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

     |X|  Notes:

          * Your bonus base is not recalculated upon the application of the bonus to your GWB.

EXAMPLE 9: FOR LIFE GUARANTEE BECOMES EFFECTIVE AFTER THE EFFECTIVE DATE OF THE ENDORSEMENT. AT THE TIME THE FOR LIFE GUARANTEE BECOMES EFFECTIVE, YOUR GAWA IS RE-DETERMINED. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT IS A FOR LIFE GMWB WITH A LEVEL BENEFIT PERCENTAGE EFFECTIVE ON OR AFTER 05/01/2006.)

     |X| Example 9a: If on the Contract Anniversary on or immediately following your 65th birthday your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

          * Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

          * The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

     |X| Example 9b: If your Contract Value has fallen to $0 prior to the Contract Anniversary on or immediately following your 65th birthday, your GWB is $50,000 and your GAWA is $5,000:

          * You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

          * The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

     |X| Example 9c: If on the Contract Anniversary on or immediately following your 65th birthday, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

          * Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

          * The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

          * Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

     |X|  Notes:

          * For endorsements with a Joint Option, your GAWA is recalculated and the For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life's 65th birthday.

EXAMPLE 10: FOR LIFE GUARANTEE ON A FOR LIFE GMWB WITH JOINT OPTION. (THIS EXAMPLE ONLY APPLIES IF YOUR ENDORSEMENT IS A FOR LIFE GMWB WITH JOINT OPTION.)

     |X| If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

          * If your endorsement has a level benefit percentage, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 65. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

          * If your endorsement has a varying benefit percentage, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life's attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

          * The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

          * Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

     |X|  Notes:

          * If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.

          * If your endorsement contains a varying benefit percentage, your BDB remains unchanged at the time of continuation.

                                   APPENDIX D


                            GMAB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMAB with a Guarantee Period of 10 years when you purchased your Contract, on your application you chose to allocate 80% of your Premium to the Investment Divisions and 20% to the 5 Year Fixed Account Option (with a crediting rate of 3.25%), the required allocation percentage to the GMAB Fixed Account is 30%, the crediting rate for the GMAB Fixed Account is 3.50%, no other optional benefits were elected, your initial premium payment was $100,000. All partial withdrawals include any applicable withdrawal charges.

Example 1: At election, a percentage of your funds is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is determined.

     o    If the GMAB is elected at issue:

          o $30,000 is allocated to the GMAB Fixed Account, which is 30% of your initial Premium payment.

          o $56,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your initial Premium Payment.

          o $14,000 is allocated to the 5 Year Fixed Account Option, which is 20% of the remaining 70% of your initial Premium Payment.

          o Your Guaranteed Value is $100,000, which is your initial Premium payment.

Example 2: Upon payment of a subsequent Premium within 90 days of the Issue Date of the Contract, a percentage of your Premium payment is automatically allocated to the GMAB Fixed Account and your Guaranteed Value is re-determined. Your Guaranteed Value is subject to a maximum of $5 million.

     o Example 2a: If you make an additional Premium payment of $50,000 and your Guaranteed Value is $100,000:

          o $15,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.

          o $28,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.

          o $7,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.

          o Your Guaranteed Value is $150,000, which is your additional Premium payment plus the Guaranteed Value before your additional Premium Payment.

     o Example 2b: If you make an additional Premium payment of $4,950,000 and your Guaranteed Value is $100,000:

          o $1,485,000 is allocated to the GMAB Fixed Account, which is 30% of your additional Premium payment.

          o $2,772,000 is allocated to the Investment Divisions, which is 80% of the remaining 70% of your additional Premium Payment.

          o $693,000 is allocated to another 5 Year Fixed Account Option, which is 20% of the remaining 70% of your additional Premium Payment.

          o Your Guaranteed Value is $5,000,000, which is the maximum since your additional Premium payment plus the Guaranteed Value before your additional Premium Payment exceeds the maximum of $5,000,000.

     o    Note:

          o An initial Contract Value that exceeds the Guaranteed Value at the beginning of the Guarantee Period diminishes the value of the GMAB.

Example 3: If you take a partial withdrawal of $15,000 at the end of the third Contract Year, while the GMAB is in effect, the GMAB Fixed Account value, Fixed Account Option values, Separate Account Contract Value and Guaranteed Value are re-determined.

     o Example 3a: If your Separate Account Contract Value is $65,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $113,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

          o $4,389.17 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $28,872.37.

          o $8,577.36 is deducted from your Investment Divisions and the new Separate Account Contract Value is $56,422.64.

          o $2,033.47 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $13,376.37

          o    Your total new Contract Value is $98,671.38.

          o Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $98,671.38 divided by $113,671.38 (87%). The new Guaranteed Value is 87% of the original Guaranteed Value, which is $86,804.07.

     o Example 3b: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $33,261.54 and your 5 Year Fixed Account Option value is $15,409.84 for a total Contract Value of $78,671.38 just before the withdrawal, the withdrawal is taken proportionately from each account:

          o $6,341.86 is deducted from your GMAB Fixed Account and the new GMAB Fixed Account value is $26,919.67.

          o $5,720.00 is deducted from your Investment Divisions and the new Separate Account Contract Value is $28,280.00.

          o $2,938.14 is deducted from your 5 Year Fixed Account Option and the new 5 Year Fixed Account Option value is $12,471.70.

          o    Your total new Contract Value is $63,671.38.

          o Your Guaranteed Value of $100,000 is reduced by the same proportion that your total Contract Value is reduced, which is $63,671.38 divided by $78,671.38 (81%). The new Guaranteed Value is 81% of the original Guaranteed Value, which is $80,933.35.

          o Note: This example illustrates that, when the Contract Value is less than the GV at the time a partial withdrawal is made, the partial withdrawal reduces the GV by a dollar amount that is greater than the dollar amount withdrawn.

     o    Note:

          o AS EXAMPLES 3A AND 3B TOGETHER ILLUSTRATE, THE IMPACT OF A WITHDRAWAL ON THE GUARANTEED VALUE IN A DOWN MARKET IS GREATER THAN THAT IN AN UP MARKET.

          o Withdrawals from the Fixed Account Options and the GMAB Fixed Account may be subject to an Excess Interest Adjustment. Withdrawal charges may also apply and the net withdrawal may be less than $15,000.

Example 4: If you terminate your GMAB on your seventh Contract Anniversary, the entire GMAB Fixed Account value is automatically transferred to the Investment Divisions and Fixed Account Options according to your specified premium allocations. The amount transferred from the GMAB Fixed Account is subject to an Excess Interest Adjustment.

     o Example 4a: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $38,168.38 and your 5 Year Fixed Account Option value is $17,512.92 for a total Contract Value of $100,681.30 just before you terminate your GMAB and the crediting rate for a new 10 Year GMAB Fixed Account is 4.00%:

          o $38,168.38 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0. The amount transferred is subject to an Excess Interest Adjustment, which reduces the amount transferred by $1,085.29 for a net transfer of $37,083.09

          o $29,666.47 is transferred to the Investment Divisions, which is 80% of the net transfer from the GMAB Fixed Account. Your new Separate Account Contract Value is $74,666.47.

          o $7,416.62 is transferred to a 5 Year Fixed Account Option, which is 20% of the net transfer from the GMAB Fixed Account. Your new Fixed Account Option value is $24,929.54

          o    Your total new Contract Value is $99,596.01.

Example 5: At the end of the Guarantee Period, the excess of the Guaranteed Value over the Contract Value, if any, is credited to your Contract Value according to your specified premium allocations.

     o Example 5a: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you do not request to re-elect the
          GMAB:

          o The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.

          o $1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.

          o $6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.

          o    Your total new Contract Value is $100,000.

          o $42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.

          o $8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $29,421.21.

          o $33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $70,578.79.

               o    Your new Guaranteed Value is $0 and your GMAB charges cease.

     o Example 5b: If your Separate Account Contract Value is $30,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $91,594.48 at the end of the Guarantee Period and you request to re-elect the GMAB:

          o The amount of the benefit is $8,405.52, which is the excess of the Guaranteed Value over the Contract Value.

          o $1,681.10 is deposited in a 5 Year Fixed Account Option, which is 20% of the amount of the benefit amount.

          o $6,724.42 is deposited in the Investment Divisions, which is 80% of the benefit amount.

          o    Your total new Contract Value is $100,000.

          o $12,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $30,000, which is 30% of your Contract Value.

          o $2,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $23,421.21.

          o $9,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $46,578.79.

          o    Your new Guaranteed Value is $100,000.

     o Example 5c: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you do not request to re-elect the GMAB:

          o The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.

          o    Your  total  Contract  Value  is  $106,594.48.

          o $42,317.96 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $0.

          o $8,463.59 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $27,740.11.

          o $33,854.37 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $78,854.37.

          o    Your new Guaranteed Value is $0 and your GMAB charges cease.

     o Example 5d: If your Separate Account Contract Value is $45,000, your GMAB Fixed Account value is $42,317.96 and your 5 Year Fixed Account Option value is $19,276.52 for a total Contract Value of $106,594.48 at the end of the Guarantee Period and you request to re-elect the
          GMAB:

          o The amount of the benefit is $0, since your Contract Value is greater than the Guaranteed Value.

          o    Your total Contract Value is $106,594.48.

          o $10,339.62 is transferred from your GMAB Fixed Account Value and your new GMAB Fixed Account Value is $31,978.34, which is 30% of your Contract Value.

          o $2,067.92 is transferred to a 5 Year Fixed Account Option, which is 20% of the amount transferred from the GMAB Fixed Account. Your new Fixed Account Options value is $21,344.44.

          o $8,271.70 is transferred to the Investment Divisions, which is 80% of the amount transferred from the GMAB Fixed Account. Your new Separate Account Contract Value is $53,271.70.

          o    Your new Guaranteed Value is $106,594.48.

                                                    APPENDIX E

                                               BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products.


1st Discount Brokerage                   Capital Investment Group                 Financial Planning Consultants
1st Global Capital Corporation           Capital Management Partners              Financial Security Management Inc.
1st Worldwide Financials Partners        Capital Strategies Financial             Financial Solution Services
Advanced Planning Securities             Capwest Securities                       Financial West Investment Group
Advest, Inc.                             Carillon Investments                     First Allied Securities
AG Edwards                               Centaurus Financial                      First Heartland Capital Inc.
AIG Financial Advisors                   Century Securities                       First Independent Financial
Allegiance Capital                       CFD Investments Inc.                     FNB Brokerage Services
American General Securities              Chevy Chase                              Forsyth Heritage
American Investors                       Colby & White                            Founders Financial Securities
American Portfolios Financial            Colonial Brokerage                       Fox and Company
Ameritas Investment Corporation          Commonwealth Financial Network           FSC Securities Corporation
Anderson & Strudwick                     Compass Wealth Management                Fusion Financial
Associated Securities Corporation        Consumer Concepts Investment             GA Repple & Company
B C Ziegler and Company                  Countrywide Investment Services          Geneos Wealth Management Inc.
Baird & Company Inc.                     Crown Capital Securities                 Genworth Financial
Bancwest Investment Services             CUE Financial Group Inc.                 Gold & Associates
Barber Financial Group                   Cullums & Burks Securities               Great American
BB Graham & Co Inc.                      CUSO Financial                           Great American Advisors
BB&T Investments Services Inc.           D A Davidson                             GunnAllen Financial Inc.
BCG Securities                           David Noyes & Co                         GW Sherwold Associates
Bentley Lawrence Securities              Delta Equity Services                    GWN Securities Inc.
Berthel Fisher Co                        E Planning Securities                    H Beck Inc.
BI Investments                           Eagle Financial Group                    H&R Block Financial Advisors
Blue Vase                                Eltekon                                  Hantz Financial Services
Brecek & Young Advisors Inc.             Ensemble Financial Services              Harbour Investments Inc.
Brookstone Securities                    Equitas America                          Harger & Company
Brookstreet Securities Corp              Equity Leadership Securities             Harold Dance Investments
Bueter & Company Inc.                    Ernharth Group                           Harvest Capital LLC
BYN Investment Center                    ESI Financial                            Hazard & Siegel LLC
Cadaret Grant and Company                Feliciano Financial Group                HBW Securities
Calton & Associates Inc.                 Fenwick Securities                       Heim, Young & Associates
Cambridge Investment Research            Ferris Baker Watts Inc.                  Hilliard Lyons
Capital Analysts Inc.                    FFP Securities Inc.                      Hornor, Townsend and Kent Inc.
Capital Directions                       Fifth Third Securities                   HS Dent
Capital Financial Services               Financial Network Investment             HSBC Securities

Huntleigh Securities
ICA
ICBA
IMS Securities
Independent Financial Group
Independent Financial Marketing Group
Infinex Investments Inc.
ING Financial Partners Inc.
Innovative Solutions
Inter Securities Inc.
Intercarolina Financial Services
Intersecurities Inc.
Intervest International
Invest Financial Corporation
InvestaCorp
Investment Advisors and Consultants
Investment Architects Inc.
Investment Management Corp
Investors Capital Corporation
ISP Inventive Solution Planning
Janney Montgomery Scott LLC
Jefferson Pilot Securities Corp
JJB Hilliard
John Hancock
John James Investments Inc.
JP Turner & Company LLC
JRL Capital Corporation
JW Cole Financial Inc.
KCD Financial
Key Investments
KMS Financial Services
Koehler Financial LLC
Kovack Securities Inc.
Labrunerie Financial
LaSalle Financial
Lasalle St. Securities Inc.



Legacy Financial Services                Park Avenue Securities                   Sorrento
Legend Equities Corp                     Peoples Securities                       Southeast Investment
Leonard & Company                        PFIC Securities                          Southwest Securities Financial Services
Lincoln Financial Advisors (LFA)         Piper Jaffray                            Spectrum Capital
Lincoln Investment Planning Inc.         Planmember Securities                    Stanford Group Company
Linsco/Private Ledger Corporation (LPL)  Prime Capital Services Inc.              Stephens Inc.
Lockheed Federal Credit Union            Princor Financial Services Corp          Sterne Agree Financial Services
Madison Ave Securities                   Pro Equities Inc.                        Stifel Nicolaus & Company
Main Street Securities                   Professional Asset Management            Summit Brokerage Services Inc.
McDonald Investments Inc.                PSC Securities Corp                      Sunset Financial Services Inc.
McDonald Securities                      PTS Brokerage                            SWS Financial Services Inc.
Medallion Investment Services            QA3 Financial Corp                       Synergy Investment Group
MetLife Securities                       Quest Securities                         Thrivent Investment Management
Michigan Securities Inc.                 Questar Capital Corporation              Time Capital
Mid Atlantic Capital Corp                Raymond James (Planning Corp)            Tower Square Securities
Milkie/Ferguson Investments              RBC Dain Rauscher, Inc.                  Transamerica Financial Life
MML Investor Services                    Regal Financial                          Triad Advisors
Money Concepts                           Regis Securities Corp                    UBS
Moors & Cabot Inc.                       Resource Horizons                        Union Banc Investment Services
Morgan Keegan                            River Stone Wealth Management            United Equity Securities
Morgan Peabody                           RL Harger & Associates                   United Heritage
MTL Equity Products                      RNR Securities LLC                       United Investment Services
Multi-Financial Securities Corp          Roche Securities                         United Planners Financial
Mutual Service Corporation (MSC)         Royal Alliance Association               United Securities Alliance Inc.
National Planning Corp (NPC)             Royal Securities                         US Allianz Securities Inc.
National Securities Corp                 RW Baird                                 USA Financial Securities Corp
Networth Financial Group                 Ryan Beck & Company                      UVEST
New Alliance Investments                 Sammons Securities Company Inc.          Valmark Securities Inc.
Newbridge Securities Corp.               Sanders Morris Harris Inc.               Vanderbilt Securities LLC
Next Financial Group Inc.                Sandgrain Securities Inc.                Veritrust Financial
NFP Securities                           Schlitt Investor Services                VSR Financial Services Inc.
North Ridge Securities Corp              Scottsdale Capital Advisors              Wachovia Securities
Northland Securities                     Securian Financial Services              Wall Street Financial Group
Nutmeg Securities                        Securities America                       Walnut Street Securities Inc.
O.N. Equity Sales Company                Securities Services Network              Waterstone Financial Group
Ogilvie Security Advisors Inc.           Seelig Financial Group                   Webster Investments
Oneamerica Securities                    Sicor Securities                         Wellstone Securities
Oppenheimer                              Sigma Financial Corporation              Westminster Financial
Pacific West Securities Inc.             Signator Investors Inc.                  WFG Investments
Packerland Brokerage Services            SII Investments                          Wilbanks Securities


William E. Hopkins & Associates
WM Financial Services
Woodbury Financial Services Inc.
Workman Securities Corp
World Equity Group Inc.
WRP Investments Inc.
Wunderlich Securities
XCU Capital Corporation

                                   APPENDIX F


                            ACCUMULATION UNIT VALUES

The tables reflect the values of accumulation units for each Investment Division for the beginning and end of the periods indicated, and the number of accumulation units outstanding as of the end of the periods indicated - for each of a base Contract (with no optional endorsements) and for each Contract with the most expensive combination of optional endorsements (through the end of the most recent period). This information derives from the financial statements of the Separate Account, which together constitute the Separate Account's condensed financial information. The annualized charge for your Contract may fall in between the charge for a base Contract and a Contract with the most expensive combination of optional endorsements, and complete condensed financial information about the Separate Account is available in the SAI. Contact the Annuity Service Center to request your copy free of charge, and contact information is on the cover page of the prospectus. Also, please ask about the more timely accumulation unit values that are available for each Investment Division.


Effective January 16, 2007, the names of these Investment Divisions changed (whether or not in connection with a sub-adviser change):


                    JNL/Western High Yield Bond Fund TO JNL/Western Asset High Yield Bond Fund
                     JNL/Western Strategic Bond Fund TO JNL/Western Asset Strategic Bond Fund
     JNL/Western U.S. Government & Quality Bond Fund TO JNL/Western Asset U.S. Government & Quality Bond Fund
                         JNL/Putnam Value Equity Fund TO JNL/PPM America Value Equity Fund

Effective April 30, 2007, the names of these Investment Divisions changed
(whether or not in connection with a sub-adviser change):

                             JNL/FMR Mid-Cap Equity Fund TO JNL/FI Mid-Cap Equity Fund
                                   JNL/FMR Balanced Fund TO JNL/FI Balanced Fund
                JNL/Western Asset High Yield Bond Fund TO JNL/PPM America High Yield Bond Fund
                JNL/Western Asset Strategic Bond Fund TO JNL/Goldman Sachs Core Plus Bond Fund
     JNL/Western Asset U.S. Government & Quality Bond Fund TO JNL/JPMorgan U.S. Government & Quality Bond Fund

Effective April 30, 2007 the following mergers will take place among the divisions:

JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund WILL BE MERGED INTO JNL/T. Rowe Price Established Growth Fund

JNL/Mellon Capital Management DowSM 10 Fund (NY), JNL/Mellon Capital Management S&P(R) 10 Fund (NY), JNL/Mellon Capital Management JNL 5 Fund, and JNL/Mellon Capital Management Global 15 Fund (NY) WILL BE MERGED INTO JNL/Mellon Capital Management JNL 5 Fund

Also effective January 16, 2007, the Separate Account has these new Investment Divisions, on which no Accumulation Unit information is available yet:
JNL/Credit Suisse Global Natural Resources Fund, JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, and JNL/PIMCO Real Return Fund.

Also effective April 30, 2007, the Separate Account has these new Investment Divisions, on which no Accumulation Unit information is available yet:
JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management S&P(R) SMid 60 Fund, and JNL/Mellon Capital Management NYSE(R) International 25 Fund.


At the end of the tables in the SAI are the footnotes with the beginning dates of activity for each Investment Division at every applicable charge level (annualized) under the Contract.



ACCUMULATION UNIT VALUES
BASE CONTRACT  - 1.25%

INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

Fifth Third Balanced VIP Division(572)

  Accumulation unit value:
    Beginning of period                                                    $12.28              $12.18             $11.64
    End of period                                                          $13.22              $12.28             $12.18
  Accumulation units outstanding
  at the end of period                                                      2,904              2,787               2,716

Fifth Third Disciplined Value VIP Division(576)

  Accumulation unit value:
    Beginning of period                                                    $15.85              $15.08             $13.47
    End of period                                                          $18.85              $15.85             $15.08
  Accumulation units outstanding
  at the end of period                                                     124,904            101,742             70,674

Fifth Third Mid Cap VIP Division(572)

  Accumulation unit value:
    Beginning of period                                                    $16.40              $15.09             $14.21
    End of period                                                          $17.82              $16.40             $15.09
  Accumulation units outstanding
  at the end of period                                                     48,214              43,694             33,132

Fifth Third Quality Growth VIP Division(572)

  Accumulation unit value:
    Beginning of period                                                     $7.59              $7.24               $6.99
    End of period                                                           $7.85              $7.59               $7.24
  Accumulation units outstanding
  at the end of period                                                     197,214            169,570             129,125

JNL/AIM Large Cap Growth Division(574)

  Accumulation unit value:
    Beginning of period                                                    $11.90              $11.24             $10.37
    End of period                                                          $12.68              $11.90             $11.24
  Accumulation units outstanding
  at the end of period                                                      6,599              5,009               4,280








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/AIM Premier Equity II Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/AIM Real Estate Division(839)

  Accumulation unit value:
    Beginning of period                                                    $11.60              $10.27               N/A
    End of period                                                          $15.63              $11.60               N/A
  Accumulation units outstanding
  at the end of period                                                     16,689              3,089                N/A

JNL/AIM Small Cap Growth Division(572)

  Accumulation unit value:
    Beginning of period                                                    $12.83              $11.99             $11.35
    End of period                                                          $14.51              $12.83             $11.99
  Accumulation units outstanding
  at the end of period                                                     46,262              30,251             24,557

JNL/Alger Growth Division(572)

  Accumulation unit value:
    Beginning of period                                                    $19.63              $17.69             $16.83
    End of period                                                          $20.34              $19.63             $17.69
  Accumulation units outstanding
  at the end of period                                                      1,486                76                 77

JNL/Alliance Capital Growth Division(580)

  Accumulation unit value:
    Beginning of period                                                      N/A               $10.03              $9.19
    End of period                                                            N/A               $9.13              $10.03
  Accumulation units outstanding
  at the end of period                                                       N/A                 -                  292

JNL/Credit Suisse Global Natural Resources Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Credit Suisse Long/Short Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Eagle Core Equity Division(580)

  Accumulation unit value:
    Beginning of period                                                    $17.77              $17.40             $15.74
    End of period                                                          $19.71              $17.77             $17.40
  Accumulation units outstanding
  at the end of period                                                      2,708              2,701               1,574

JNL/Eagle SmallCap Equity Division(580)

  Accumulation unit value:
    Beginning of period                                                    $20.06              $19.82             $16.65
    End of period                                                          $23.80              $20.06             $19.82
  Accumulation units outstanding
  at the end of period                                                      1,782               318                3,955

JNL/FMR Balanced Division(576)

  Accumulation unit value:
    Beginning of period                                                    $11.16              $10.27              $9.24
    End of period                                                          $12.21              $11.16             $10.27
  Accumulation units outstanding
  at the end of period                                                     14,453              12,596              4,447

JNL/FMR MidCap Equity Division(574)

  Accumulation unit value:
    Beginning of period                                                    $22.35              $21.31             $18.27
    End of period                                                          $24.73              $22.35             $21.31
  Accumulation units outstanding
  at the end of period                                                       584                707                 322

JNL/Franklin Templeton Founding Strategy Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Franklin Templeton Global Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Franklin Templeton Income Division(1060)

  Accumulation unit value:
    Beginning of period                                                    $10.00               N/A                 N/A
    End of period                                                          $10.89               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                     59,959               N/A                 N/A

JNL/Franklin Templeton Mutual Shares Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Franklin Templeton Small Cap Value Division(828)

  Accumulation unit value:
    Beginning of period                                                    $10.94              $9.94                N/A
    End of period                                                          $12.72              $10.94               N/A
  Accumulation units outstanding
  at the end of period                                                     15,612              3,633                N/A

JNL/Goldman Sachs Mid Cap Value Division(831)

  Accumulation unit value:
    Beginning of period                                                    $11.30              $10.12               N/A
    End of period                                                          $12.91              $11.30               N/A
  Accumulation units outstanding
  at the end of period                                                     14,961              6,874                N/A

JNL/Goldman Sachs Short Duration Bond Division(1068)

  Accumulation unit value:
    Beginning of period                                                    $10.00               N/A                 N/A
    End of period                                                          $10.22               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                      1,094               N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/JPMorgan International Equity Division(572)

  Accumulation unit value:
    Beginning of period                                                    $14.95              $13.68             $12.20
    End of period                                                          $18.10              $14.95             $13.68
  Accumulation units outstanding
  at the end of period                                                     41,161              33,537             25,471

JNL/JPMorgan International Value Division(572)

  Accumulation unit value:
    Beginning of period                                                    $12.38              $10.57              $9.25
    End of period                                                          $16.14              $12.38             $10.57
  Accumulation units outstanding
  at the end of period                                                     46,946              16,155             10,744

JNL/Lazard Emerging Markets Division(1060)

  Accumulation unit value:
    Beginning of period                                                    $10.00               N/A                 N/A
    End of period                                                          $10.90               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                     19,338               N/A                 N/A

JNL/Lazard Mid Cap Value Division(572)

  Accumulation unit value:
    Beginning of period                                                    $18.72              $17.42             $15.05
    End of period                                                          $21.18              $18.72             $17.42
  Accumulation units outstanding
  at the end of period                                                     50,025              47,310             37,892

JNL/Lazard Small Cap Value Division(572)

  Accumulation unit value:
    Beginning of period                                                    $15.28              $14.79             $13.25
    End of period                                                          $17.63              $15.28             $14.79
  Accumulation units outstanding
  at the end of period                                                     47,086              36,594             32,087

JNL/Mellon Capital Management (MCM) 25 Division(572)

  Accumulation unit value:
    Beginning of period                                                    $11.61              $12.11             $10.45
    End of period                                                          $12.87              $11.61             $12.11
  Accumulation units outstanding
  at the end of period                                                     48,674              28,352             16,445








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Bond Index Division(572)

  Accumulation unit value:
    Beginning of period                                                    $11.23              $11.16             $10.80
    End of period                                                          $11.49              $11.23             $11.16
  Accumulation units outstanding
  at the end of period                                                     24,216              9,571               4,090

JNL/MCM Communications Sector Division(585)

  Accumulation unit value:
    Beginning of period                                                     $4.59              $4.60               $4.02
    End of period                                                           $6.17              $4.59               $4.60
  Accumulation units outstanding
  at the end of period                                                      9,372              1,161                 -

JNL/MCM Consumer Brands Sector Division(590)

  Accumulation unit value:
    Beginning of period                                                    $10.61              $11.01             $10.05
    End of period                                                          $11.89              $10.61             $11.01
  Accumulation units outstanding
  at the end of period                                                       624                489                  -

JNL/MCM Dow 10 Division(572)

  Accumulation unit value:
    Beginning of period                                                     $9.05              $9.71               $9.38
    End of period                                                          $11.57              $9.05               $9.71
  Accumulation units outstanding
  at the end of period                                                     66,063              52,170             12,609

JNL/MCM Dow Dividend Division(992)

  Accumulation unit value:
    Beginning of period                                                    $10.00               N/A                 N/A
    End of period                                                          $11.85               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                     115,564              N/A                 N/A

JNL/MCM Enhanced S&P 500 Stock Index Division(581)

  Accumulation unit value:
    Beginning of period                                                     $8.64              $8.39               $7.53
    End of period                                                           $9.97              $8.64               $8.39
  Accumulation units outstanding
  at the end of period                                                      2,227              4,223               2,288








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Financial Sector Division(594)

  Accumulation unit value:
    Beginning of period                                                    $12.85              $12.26             $11.24
    End of period                                                          $15.06              $12.85             $12.26
  Accumulation units outstanding
  at the end of period                                                      8,704              6,377                 -

JNL/MCM Global 15 Division(572)

  Accumulation unit value:
    Beginning of period                                                    $12.96              $11.91              $9.79
    End of period                                                          $17.94              $12.96             $11.91
  Accumulation units outstanding
  at the end of period                                                     73,513              29,779             12,993

JNL/MCM Healthcare Sector Division(574)

  Accumulation unit value:
    Beginning of period                                                    $11.58              $10.90             $11.00
    End of period                                                          $12.15              $11.58             $10.90
  Accumulation units outstanding
  at the end of period                                                      1,721              4,886                 -

JNL/MCM International Index Division(572)

  Accumulation unit value:
    Beginning of period                                                    $15.29              $13.66             $11.99
    End of period                                                          $18.96              $15.29             $13.66
  Accumulation units outstanding
  at the end of period                                                     21,649              16,716              3,489

JNL/MCM JNL 5 Division(683)

  Accumulation unit value:
    Beginning of period                                                    $11.93              $10.91              $9.71
    End of period                                                          $14.00              $11.93             $10.91
  Accumulation units outstanding
  at the end of period                                                    1,040,032           389,780             44,637

JNL/MCM JNL Optimized 5 Division(1062)

  Accumulation unit value:
    Beginning of period                                                    $10.00               N/A                 N/A
    End of period                                                          $10.74               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                     64,430               N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Nasdaq 15 Division(675)

  Accumulation unit value:
    Beginning of period                                                    $10.59              $10.84             $10.00
    End of period                                                          $10.96              $10.59             $10.84
  Accumulation units outstanding
  at the end of period                                                     44,336              10,737              5,155

JNL/MCM Oil & Gas Sector Division(574)

  Accumulation unit value:
    Beginning of period                                                    $23.76              $17.59             $14.29
    End of period                                                          $28.35              $23.76             $17.59
  Accumulation units outstanding
  at the end of period                                                     28,379              8,322               1,874

JNL/MCM S&P 10 Division(572)

  Accumulation unit value:
    Beginning of period                                                    $13.66              $10.07              $8.59
    End of period                                                          $14.12              $13.66             $10.07
  Accumulation units outstanding
  at the end of period                                                     43,193              37,311             11,847

JNL/MCM S&P 24 Division(1065)

  Accumulation unit value:
    Beginning of period                                                    $10.15               N/A                 N/A
    End of period                                                          $10.22               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                        -                 N/A                 N/A

JNL/MCM S&P 400 MidCap Index Division(572)

  Accumulation unit value:
    Beginning of period                                                    $14.29              $12.92             $11.60
    End of period                                                          $15.48              $14.29             $12.92
  Accumulation units outstanding
  at the end of period                                                     20,873              17,054              5,283

JNL/MCM S&P 500 Index Division(572)

  Accumulation unit value:
    Beginning of period                                                    $10.88              $10.56              $9.78
    End of period                                                          $12.37              $10.88             $10.56
  Accumulation units outstanding
  at the end of period                                                     31,421              23,176              9,385








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Select Small-Cap Division(572)

  Accumulation unit value:
    Beginning of period                                                    $20.04              $18.63             $16.19
    End of period                                                          $21.67              $20.04             $18.63
  Accumulation units outstanding
  at the end of period                                                     24,169              14,722              6,020

JNL/MCM Small Cap Index Division(572)

  Accumulation unit value:
    Beginning of period                                                    $13.63              $13.24             $11.66
    End of period                                                          $15.82              $13.63             $13.24
  Accumulation units outstanding
  at the end of period                                                     14,182              10,333              7,009

JNL/MCM Technology Sector Division(585)

  Accumulation unit value:
    Beginning of period                                                     $5.86              $5.79               $5.40
    End of period                                                           $6.32              $5.86               $5.79
  Accumulation units outstanding
  at the end of period                                                      2,418               945                  -

JNL/MCM Value Line 25 Division(675)

  Accumulation unit value:
    Beginning of period                                                    $15.68              $11.44             $10.00
    End of period                                                          $15.27              $15.68             $11.44
  Accumulation units outstanding
  at the end of period                                                     208,250            121,033             13,239

JNL/MCM VIP Division(677)

  Accumulation unit value:
    Beginning of period                                                    $12.02              $11.08             $10.05
    End of period                                                          $13.31              $12.02             $11.08
  Accumulation units outstanding
  at the end of period                                                     168,278             42,541                -

JNL/Oppenheimer Global Growth Division(572)

  Accumulation unit value:
    Beginning of period                                                    $12.81              $11.40             $10.08
    End of period                                                          $14.79              $12.81             $11.40
  Accumulation units outstanding
  at the end of period                                                     19,018              15,156             10,066








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Oppenheimer Growth Division(580)

  Accumulation unit value:
    Beginning of period                                                     $8.89              $8.25               $7.89
    End of period                                                           $9.21              $8.89               $8.25
  Accumulation units outstanding
  at the end of period                                                      8,852              13,005              4,629

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/PIMCO Total Return Bond Division(572)

  Accumulation unit value:
    Beginning of period                                                    $14.26              $14.11             $13.60
    End of period                                                          $14.57              $14.26             $14.11
  Accumulation units outstanding
  at the end of period                                                     248,833            180,551             106,789

JNL/PPM America High Yield Bond Division(581)

  Accumulation unit value:
    Beginning of period                                                    $16.81              $16.81             $15.31
    End of period                                                          $18.34              $16.81             $16.26
  Accumulation units outstanding
  at the end of period                                                        -                  -                   -

JNL/Putnam Equity Division(587)

  Accumulation unit value:
    Beginning of period                                                    $22.00              $20.49             $18.46
    End of period                                                          $24.72              $22.00             $20.49
  Accumulation units outstanding
  at the end of period                                                       158                521                 525

JNL/Putnam Midcap Growth Division(583)

  Accumulation unit value:
    Beginning of period                                                     $8.45              $7.63               $6.48
    End of period                                                           $8.82              $8.45               $7.63
  Accumulation units outstanding
  at the end of period                                                      2,951               308                 152








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Putnam Value Equity Division(574)

  Accumulation unit value:
    Beginning of period                                                    $20.84              $20.12             $18.33
    End of period                                                          $23.26              $20.84             $20.12
  Accumulation units outstanding
  at the end of period                                                       480                348                 278

JNL/S&P Managed Aggressive Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Conservative Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Moderate Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Moderate Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Select Balanced Division(572)

  Accumulation unit value:
    Beginning of period                                                    $24.30              $23.36             $21.64
    End of period                                                          $27.27              $24.30             $23.36
  Accumulation units outstanding
  at the end of period                                                     21,378              7,027               7,869

JNL/Select Global Growth Division(606)

  Accumulation unit value:
    Beginning of period                                                    $23.70              $23.55             $21.71
    End of period                                                          $26.52              $23.70             $23.55
  Accumulation units outstanding
  at the end of period                                                      1,548               126                  -

JNL/Select Large Cap Growth Division(572)

  Accumulation unit value:
    Beginning of period                                                    $27.39              $26.50             $25.25
    End of period                                                          $28.29              $27.39             $26.50
  Accumulation units outstanding
  at the end of period                                                      8,045              1,046                187

JNL/Select Money Market Division(572)

  Accumulation unit value:
    Beginning of period                                                    $12.59              $12.41             $12.44
    End of period                                                          $13.00              $12.59             $12.41
  Accumulation units outstanding
  at the end of period                                                      4,041              2,346               1,540

JNL/Select Value Division(580)

  Accumulation unit value:
    Beginning of period                                                    $17.62              $16.50             $14.36
    End of period                                                          $21.05              $17.62             $16.50
  Accumulation units outstanding
  at the end of period                                                     11,858              5,458               4,737

JNL/T. Rowe Price Established Growth Division(580)

  Accumulation unit value:
    Beginning of period                                                    $27.41              $26.16             $23.22
    End of period                                                          $30.78              $27.41             $26.16
  Accumulation units outstanding
  at the end of period                                                     18,141              6,887               3,375








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/T. Rowe Price Mid-Cap Growth Division(572)

  Accumulation unit value:
    Beginning of period                                                    $38.27              $33.96             $30.25
    End of period                                                          $40.37              $38.27             $33.96
  Accumulation units outstanding
  at the end of period                                                     20,344              5,775               4,545

JNL/T. Rowe Price Value Division(572)

  Accumulation unit value:
    Beginning of period                                                    $13.96              $13.31             $11.90
    End of period                                                          $16.54              $13.96             $13.31
  Accumulation units outstanding
  at the end of period                                                     14,169              7,778               1,068

JNL/Western Asset High Yield Bond Division(674)

  Accumulation unit value:
    Beginning of period                                                    $13.27              $13.22             $12.84
    End of period                                                          $14.49              $13.27             $13.22
  Accumulation units outstanding
  at the end of period                                                     25,179              7,745               1,558

JNL/Western Asset Strategic Bond Division(572)

  Accumulation unit value:
    Beginning of period                                                    $19.16              $18.90             $17.70
    End of period                                                          $19.80              $19.16             $18.90
  Accumulation units outstanding
  at the end of period                                                     113,084             55,042             26,301

JNL/Western Asset U.S. Government & Quality Bond Division(572)

  Accumulation unit value:
    Beginning of period                                                    $15.98              $15.81             $15.20
    End of period                                                          $16.30              $15.98             $15.81
  Accumulation units outstanding
  at the end of period                                                     97,956              75,386             45,355







ACCUMULATION UNIT VALUES
CONTRACT WITH ENDORSEMENTS - 3.16%

INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

Fifth Third Balanced VIP Division(1160)

  Accumulation unit value:
    Beginning of period                                                    $11.74               N/A                 N/A
    End of period                                                          $12.20               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                      1,687               N/A                 N/A

Fifth Third Disciplined Value VIP Division(880)

  Accumulation unit value:
    Beginning of period                                                    $14.87              $15.06               N/A
    End of period                                                          $17.34              $14.87               N/A
  Accumulation units outstanding
  at the end of period                                                      2,215              2,644                N/A

Fifth Third Mid Cap VIP Division(880)

  Accumulation unit value:
    Beginning of period                                                    $15.35              $15.27               N/A
    End of period                                                          $16.37              $15.35               N/A
  Accumulation units outstanding
  at the end of period                                                       989               1,076                N/A

Fifth Third Quality Growth VIP Division(880)

  Accumulation unit value:
    Beginning of period                                                     $6.91              $6.91                N/A
    End of period                                                           $7.01              $6.91                N/A
  Accumulation units outstanding
  at the end of period                                                      5,490              5,675                N/A

JNL/AIM Large Cap Growth Division(846)

  Accumulation unit value:
    Beginning of period                                                    $10.99              $10.37               N/A
    End of period                                                          $11.49              $10.99               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/AIM Premier Equity II Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/AIM Real Estate Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/AIM Small Cap Growth Division(846)

  Accumulation unit value:
    Beginning of period                                                    $11.85              $11.29               N/A
    End of period                                                          $13.15              $11.85               N/A
  Accumulation units outstanding
  at the end of period                                                       767                870                 N/A

JNL/Alger Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Alliance Capital Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Credit Suisse Global Natural Resources Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Credit Suisse Long/Short Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Eagle Core Equity Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Eagle SmallCap Equity Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/FMR Balanced Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/FMR MidCap Equity Division(846)

  Accumulation unit value:
    Beginning of period                                                    $18.24              $16.78               N/A
    End of period                                                          $19.80              $18.24               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/Franklin Templeton Founding Strategy Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Franklin Templeton Global Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Franklin Templeton Income Division(1162)

  Accumulation unit value:
    Beginning of period                                                    $10.32               N/A                 N/A
    End of period                                                          $10.75               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                        -                 N/A                 N/A

JNL/Franklin Templeton Mutual Shares Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Franklin Templeton Small Cap Value Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Goldman Sachs Mid Cap Value Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Goldman Sachs Short Duration Bond Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/JPMorgan International Equity Division(880)

  Accumulation unit value:
    Beginning of period                                                    $12.20              $11.19               N/A
    End of period                                                          $14.49              $12.20               N/A
  Accumulation units outstanding
  at the end of period                                                       842               1,020                N/A

JNL/JPMorgan International Value Division(911)

  Accumulation unit value:
    Beginning of period                                                    $10.66              $9.90                N/A
    End of period                                                          $13.63              $10.66               N/A
  Accumulation units outstanding
  at the end of period                                                      1,690                -                  N/A

JNL/Lazard Emerging Markets Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Lazard Mid Cap Value Division(880)

  Accumulation unit value:
    Beginning of period                                                    $16.12              $16.12               N/A
    End of period                                                          $17.89              $16.12               N/A
  Accumulation units outstanding
  at the end of period                                                       907               1,027                N/A

JNL/Lazard Small Cap Value Division(880)

  Accumulation unit value:
    Beginning of period                                                    $13.16              $13.55               N/A
    End of period                                                          $14.89              $13.16               N/A
  Accumulation units outstanding
  at the end of period                                                       678                785                 N/A

JNL/Mellon Capital Management (MCM) 25 Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Bond Index Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Communications Sector Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Consumer Brands Sector Division(911)

  Accumulation unit value:
    Beginning of period                                                     $9.37              $9.43                N/A
    End of period                                                          $10.30              $9.37                N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/MCM Dow 10 Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Dow Dividend Division(1160)

  Accumulation unit value:
    Beginning of period                                                    $10.73               N/A                 N/A
    End of period                                                          $11.64               N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                      2,768               N/A                 N/A

JNL/MCM Enhanced S&P 500 Stock Index Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Financial Sector Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Global 15 Division(665)

  Accumulation unit value:
    Beginning of period                                                    $11.45              $10.73              $9.39
    End of period                                                          $15.55              $11.45             $10.73
  Accumulation units outstanding
  at the end of period                                                       351                 -                   -

JNL/MCM Healthcare Sector Division(846)

  Accumulation unit value:
    Beginning of period                                                    $10.23              $10.09               N/A
    End of period                                                          $10.53              $10.23               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/MCM International Index Division(573)

  Accumulation unit value:
    Beginning of period                                                    $14.17              $12.91             $11.27
    End of period                                                          $17.25              $14.17             $12.91
  Accumulation units outstanding
  at the end of period                                                       635                 -                   -

JNL/MCM JNL 5 Division(771)

  Accumulation unit value:
    Beginning of period                                                    $11.65              $10.99               N/A
    End of period                                                          $13.41              $11.65               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/MCM JNL Optimized 5 Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Nasdaq 15 Division(809)

  Accumulation unit value:
    Beginning of period                                                    $10.35              $9.11                N/A
    End of period                                                          $10.50              $10.35               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/MCM Oil & Gas Sector Division(911)

  Accumulation unit value:
    Beginning of period                                                    $20.98              $21.54               N/A
    End of period                                                          $24.56              $20.98               N/A
  Accumulation units outstanding
  at the end of period                                                       692                 -                  N/A

JNL/MCM S&P 10 Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM S&P 24 Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM S&P 400 MidCap Index Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM S&P 500 Index Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/MCM Select Small-Cap Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Small Cap Index Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Technology Sector Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/MCM Value Line 25 Division(902)

  Accumulation unit value:
    Beginning of period                                                    $15.31              $12.87               N/A
    End of period                                                          $14.63              $15.31               N/A
  Accumulation units outstanding
  at the end of period                                                       739                 -                  N/A

JNL/MCM VIP Division(809)

  Accumulation unit value:
    Beginning of period                                                    $11.74              $10.36               N/A
    End of period                                                          $12.75              $11.74               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/Oppenheimer Global Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Oppenheimer Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/PIMCO Real Return Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/PIMCO Total Return Bond Division(846)

  Accumulation unit value:
    Beginning of period                                                    $12.28              $12.52               N/A
    End of period                                                          $12.31              $12.28               N/A
  Accumulation units outstanding
  at the end of period                                                      2,476              2,538                N/A

JNL/PPM America High Yield Bond Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Putnam Equity Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Putnam Midcap Growth Division(846)

  Accumulation unit value:
    Beginning of period                                                     $7.58              $6.91                N/A
    End of period                                                           $7.77              $7.58                N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Putnam Value Equity Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Aggressive Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Conservative Division(911)

  Accumulation unit value:
    Beginning of period                                                    $10.32              $10.33               N/A
    End of period                                                          $10.79              $10.32               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/S&P Managed Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/S&P Managed Moderate Division(967)

  Accumulation unit value:
    Beginning of period                                                    $10.64              $10.64               N/A
    End of period                                                          $11.38              $10.64               N/A
  Accumulation units outstanding
  at the end of period                                                        -                  -                  N/A

JNL/S&P Managed Moderate Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/Select Balanced Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Select Global Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Select Large Cap Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Select Money Market Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Select Value Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/T. Rowe Price Established Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A








INVESTMENT DIVISIONS                                                    DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                                            2006                2005               2004
                                                                            ----                ----               ----

JNL/T. Rowe Price Mid-Cap Growth Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/T. Rowe Price Value Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Western Asset High Yield Bond Division

  Accumulation unit value:
    Beginning of period                                                      N/A                N/A                 N/A
    End of period                                                            N/A                N/A                 N/A
  Accumulation units outstanding
  at the end of period                                                       N/A                N/A                 N/A

JNL/Western Asset Strategic Bond Division(880)

  Accumulation unit value:
    Beginning of period                                                    $15.63              $15.74               N/A
    End of period                                                          $15.86              $15.63               N/A
  Accumulation units outstanding
  at the end of period                                                       641                665                 N/A

JNL/Western Asset U.S. Government & Quality Bond Division(846)

  Accumulation unit value:
    Beginning of period                                                    $13.04              $13.31               N/A
    End of period                                                          $13.05              $13.04               N/A
  Accumulation units outstanding
  at the end of period                                                      1,557              1,594                N/A



----------------------------------------------------------------------------------------------------------------------
QUESTIONS:  If you have any questions about your Contract, you may contact us at:

ANNUITY SERVICE CENTER:                                     1 (800) 766-4683 (8 a.m. - 8 p.m. ET)

             MAIL ADDRESS:                                  P.O. Box 17240, Denver, Colorado 80217-0240

             DELIVERY ADDRESS:                              7601 Technology Way,
                                                            Denver, Colorado 80237
INSTITUTIONAL MARKETING GROUP
SERVICE CENTER:                                             1 (800) 777-7779 (8 a.m. - 8 p.m., ET)
(for Contracts purchased through a bank
or another financial institution)

             MAIL ADDRESS:                                  P.O. Box 30392, Lansing, Michigan 48909-7892

             DELIVERY ADDRESS:                              1 Corporate Way, Lansing, Michigan 48951
                                                            Attn:  IMG

HOME OFFICE:                                                1 Corporate Way, Lansing, Michigan 48951
----------------------------------------------------------------------------------------------------------------------


PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

        (a) Financial Statements:

                  (1)  Financial statements and schedules included in Part A:

                             Not Applicable

                  (2) Financial statements and schedules included in Part B incorporated by reference to Registrant's Post-Effective Amendment No. 36, filed on April 25, 2007 (File Nos. 333-70384 and 811-08664):

                       Jackson National Separate Account - I:

                             Report of Independent Registered Public Accounting
                               Firm
                             Statements of Assets and Liabilities as of
                               December 31, 2006
                             Statements of Operations for the period ended
                               December 31, 2006
                             Statement of Changes in Net Assets for the Periods
                               Ended December 31, 2006 and 2005
                             Notes to Financial Statements

                       Jackson National Life Insurance Company:

                             Report of Independent Registered Public Accounting
                               Firm
                             Consolidated Balance Sheets as of December 31,
                               2006 and 2005
                             Consolidated Income Statements for the years ended
                               December 31, 2006, 2005, and 2004
                             Consolidated Statements of Stockholder's Equity and
                               Comprehensive Income for the years ended
                               December 31, 2006, 2005, and 2004
                             Consolidated Statements of Cash Flows for the years
                               ended December 31, 2006, 2005, and 2004
                             Notes to Consolidated Financial Statements


Item 24.(b)        Exhibits

Exhibit      Description
No.

1. Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated by reference to the Registrant's Post-Effective Amendment No. 9 filed on April 21, 1999 (File Nos. 033-82080 and 811-08664).

2.           Not Applicable

3.a. General Distributor Agreement dated May 24, 1995, incorporated by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

b. General Distributor Agreement dated June 30, 1998, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

c. Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated by reference to the Registrant's Post-Effective Amendment No. 21 filed on December 29, 2005 (File Nos. 333-70472 and 811-08664).

d. Amended and Restated General Distributor Agreement dated June 1, 2006, incorporated by reference to the Registrant's Registration Statement filed on August 10, 2006 (File Nos. 333-136472 and 811-08664).

4.a. Specimen of the Perspective II Fixed and Variable Annuity Contract, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

b. Specimen of Tax Sheltered Annuity Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on December 19, 2001 (File Nos. 333-70472 and 811-08664).

c. Specimen of Retirement Plan Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on December 19, 2001 (File Nos. 333-70472 and 811-08664).

d. Specimen of Individual Retirement Annuity Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on December 19, 2001 (File Nos. 333-70472 and 811-08664).

e. Specimen of Roth IRA Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on December 19, 2001 (File Nos. 333-70472 and 811-08664).

f. Specimen of Earnings Protection Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

g. Specimen of 5% Compounded Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

h. Specimen of Combination Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

i. Specimen of Maximum Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

j. Specimen of 20% Additional Free Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

k. Specimen of Five-Year Withdrawal Charge Schedule Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

l. Specimen of 2% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

m. Specimen of 3% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-8664).

n. Specimen of 4% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

o. Specimen of 5% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

p. Specimen of Guaranteed Minimum Income Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

q. Specimen of Preselected Death Benefit Option Election Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed on December 19, 2001 (File Nos. 333-70472 and 811-08664).

r. Specimen of Reduced Administration Charge Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-70472 and 811-08664).

s. Specimen of 2% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-70472 and 811-08664).

t. Specimen of 3% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-70472 and 811-08664).

u. Specimen of 4% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed on April 29, 2002 (File Nos. 333-70472 and 811-08664).

v. Specimen of Guaranteed Minimum Withdrawal Benefit endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 4 filed on November 1, 2002 (File Nos. 333-70472 and 811-08664).

w. Specimen of Fixed Account Options Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 4 filed on November 1, 2002 (File Nos. 333-70472 and 811-08664).

x. Specimen of Maximum Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

y. Specimen of 5% Compounded Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-8664).

z. Specimen of Combination Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

aa. Specimen of 4% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

bb. Specimen of 3% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-8664).

cc. Specimen of 2% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

dd. Specimen of 4% Compounded Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

ee. Specimen of Combination Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

ff. Specimen of 3 Year Withdrawal Charge Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

gg. Specimen of Guaranteed Minimum Income Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 9 filed on February 27, 2004 (File Nos. 333-70472 and 811-08664).

hh. Specimen of the Perspective II Fixed and Variable Annuity contract, incorporated by reference to the Registrant's Post-Effective Amendment No. 9 filed on February 27, 2004 (File Nos. 333-70472 and 811-08664).

ii. Specimen of the Perspective II Fixed and Variable Annuity contract, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

jj. Specimen of 5% for Life Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

kk. Specimen of 4% for Life Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

ll. Specimen of Guaranteed Minimum Income Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

mm. Specimen of 4% Roll-Up Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

nn. Specimen of Combination 4% Roll-up and Highest Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

oo. Specimen of 5% Roll-Up Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

pp. Specimen of Combination 5% Roll-up and Highest Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

qq. Specimen of Highest Anniversary Value Death Benefit, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

rr. Specimen of 5 Year Withdrawal Charge Schedule, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

ss. Specimen of 3 Year Withdrawal Charge Schedule, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

tt. Specimen of Individual Retirement Annuity Endorsement, incorporated by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

uu. Specimen of Roth IRA Endorsement, incorporated by reference to the Registrant's Registration Statement filed on August 19, 2004 (File Nos. 333-118368 and 811-08664).

vv. Specimen of Charitable Remainder Trust Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment filed on December 23, 2004 (File Nos. 333-11368 and 811-08664).

ww. Specimen of 5% for Life Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on December 30, 2004 (File Nos. 333-121777 and 811-08664).

xx. Specimen of Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Pre-Effective Amendment filed on December 30, 2004 (File Nos. 333-119656 and 811-08664).

yy. Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 17 filed on June 20, 2005 (File Nos. 333-70472 and 811-08664).

zz. Specimen of 5% Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 17 filed on June 20, 2005 (File Nos. 333-70472 and 811-08664).

aaa. Specimen of 5% for Life Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed on October 20, 2005 (File Nos. 333-70472 and 811-08664).

bbb. Specimen of 4% for Life Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed on October 20, 2005 (File Nos. 333-70472 and 811-08664).

ccc. Specimen of Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed on October 20, 2005 (File Nos. 333-70472 and 811-08664).

ddd. Specimen of 5% For Life Guaranteed Minimum Withdrawal Benefit with Annual Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed on January 31, 2006 (File Nos. 333-70472 and 811-08664).

eee. Specimen of 5% For Life Guaranteed Minimum Withdrawal Benefit with Bonus and Annual Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed on January 31, 2006 (File Nos. 333-70472 and 811-08664).

fff. Specimen of 5% For Life Guaranteed Minimum Withdrawal Benefit with Bonus and 5-Year Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed on January 31, 2006 (File Nos. 333-70472 and 811-08664).

ggg. Specimen of Joint 5% For Life Guaranteed Minimum Withdrawal Benefit with Annual Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed on January 31, 2006 (File Nos. 333-70472 and 811-08664).

hhh. Specimen of Joint 5% For Life Guaranteed Minimum Withdrawal Benefit with Bonus and 5-Year Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed on January 31, 2006 (File Nos. 333-70472 and 811-08664).

iii. Specimen of 5% Contract Enhancement Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 26 filed on June 23, 2006 (File Nos. 333-70472 and 811-08664).

jjj. Specimen of Joint 5% For Life Guaranteed Minimum Withdrawal Benefit with Annual Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 26 filed on June 23, 2006 (File Nos. 333-70472 and 811-08664).

kkk. Specimen of Joint 5% For Life Guaranteed Minimum Withdrawal Benefit with Bonus and 5-Year Step-Up, incorporated by reference to the Registrant's Post-Effective Amendment No. 26 filed on June 23,
             2006 (File Nos. 333-70472 and 811-08664).

lll. Specimen of 4% Roll-Up Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 30, 2004 (File Nos. 333-119427 and 811-08664).

mmm. Specimen of Combination 4% Roll-up and Highest Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Registration Statement filed on September 30, 2004 (File Nos. 333-119427 and 811-08664).

nnn. Specimen of Highest Anniversary Value Death Benefit, incorporated by reference to the Registrant's Registration Statement filed on August 10, 2006 (File Nos. 333-136472 and 811-08664).

ooo. Specimen of the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 32 filed on December 21, 2006 (File Nos. 333-70472 and 811-08664).

ppp. Specimen of the 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

qqq. Specimen of the 6% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

rrr.         Specimen of the For Life Guaranteed Minimum Withdrawal Benefit
             With Annual Step-Up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

sss. Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

ttt. Specimen of the Guaranteed Minimum Accumulation Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

uuu. Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006
             (File Nos. 333-70472 and 811-08664).

vvv. Specimen of the 5% Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

www. Specimen of the 7% Guaranteed Minimum Withdrawal Benefit With 5 Year Step-Up Endorsement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

5.a. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Registration Statement filed on September 28, 2001 (File Nos. 333-70472 and 811-08664).

b. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 5 filed on May 1, 2003 (File Nos. 333-70472 and 811-08664).

c. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed on June 11, 2003 (File Nos. 333-70472 and 811-08664).

d. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 9 filed on February 27, 2004 (File Nos. 333-70472 and 811-08664).

e. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

f. Form of the Fifth Third Perspective Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 12 filed on September 17, 2004 (File Nos. 333-70472 and 811-08664).

g. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 2, 2005 (File Nos. 333-70472 and 811-08664).

h. Form of the Fifth Third Perspective Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 18 filed on September 2, 2005 (File Nos. 333-70472 and 811-08664).

i. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 32 filed on December 21, 2006 (File Nos.
             333-70472 and 811-08664).

j. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 32 filed on December 21, 2006 (File Nos.
             333-70472 and 811-08664).

k. Form of the Fifth Third Perspective Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 21, 2006 (File Nos. 333-70472 and 811-08664).

l. Form of the Fifth Third Perspective Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 33 filed on December 21, 2006 (File Nos. 333-70472 and 811-08664).

m. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

n. Form of the Perspective II Fixed and Variable Annuity Application, incorporated by reference to the Registrant's Post-Effective Amendment No. 36 filed on April 25, 2007 (File Nos. 333-70472 and 811-08664).

o. Form of the Fifth Third Perspective Fixed and Variable Annuity Application, attached hereto.

6.a. Articles of Incorporation of Depositor, incorporated by reference to the Registrant's Post-Effective Amendment No. 3 filed on
             April 30, 1996 (File Nos. 033-82080 and 811-08664).

b. By-laws of Depositor, incorporated by reference to the Registrant's Post-Effective Amendment No. 3 filed on April 30, 1996 (File Nos. 033-82080 and 811-08664).

7.a. Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 7 filed on August 11, 2003 (File Nos. 333-70472 and 811-08664).

b. Variable Annuity GMIB Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 7 filed on August 11, 2003 (File Nos. 333-70472 and 811-08664).

c. Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 8 filed on December 15, 2003 (File Nos. 033-82080 and 811-08664).

d. Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 11 filed on July 21, 2004 (File Nos. 333-70472 and 811-08664).

e. Variable Annuity Guaranteed Minimum Income Benefit Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed on October 20, 2005 (File Nos. 333-70472 and 811-08664).

f. Amendment No. 3 to the Variable Annuity GMIB Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 32 filed on December 21, 2006 (File Nos. 333-70472 and 811-08664).

g. Amendment No. 4 to the March 1, 2005 Variable Annuity GMIB Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

h. Amendment No. 10 to the January 1, 2002 Variable Annuity GMIB Reinsurance Agreement, incorporated by reference to the Registrant's Post-Effective Amendment No. 34 filed on February 2, 2006 (File Nos. 333-70472 and 811-08664).

8.           Not Applicable

9.           Opinion and Consent of Counsel, attached hereto.

10. Consent of Independent Registered Public Accounting Firm, attached hereto.

11.          Not Applicable

12.          Not Applicable

Item 25.       Directors and Officers of the Depositor


Name and Principal Business Address                    Positions and Offices with Depositor

Richard D. Ash                                         Vice President
1 Corporate Way
Lansing, MI 48951

John B. Banez                                          Vice President
1 Corporate Way
Lansing, MI 48951

James Binder                                           Vice President & Treasurer
1 Corporate Way
Lansing, MI 48951

John H. Brown                                          Vice President
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark                                      Vice President
1 Corporate Way
Lansing, MI 48951

Marianne Clone                                         Vice President
1 Corporate Way
Lansing, MI 48951

James B. Croom                                         Vice President & Deputy General Counsel
1 Corporate Way
Lansing, MI 48951

Lisa C. Drake                                          Senior Vice President
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves                                    Vice President
1 Corporate Way
Lansing, MI 48951

Robert A. Fritts                                       Senior Vice President
1 Corporate Way
Lansing, MI 48951

James D. Garrison                                      Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley                                       Assistant Vice President & Associate General Counsel
1 Corporate Way                                        & Assistant Secretary
Lansing, MI 48951

James Golembiewski                                     Vice President & Chief Compliance Officer - Separate
1 Corporate Way                                        Accounts
Lansing, MI 48951

Andrew B. Hopping                                      Executive Vice President, Chief Financial Officer
1 Corporate Way                                        & Director
Lansing, MI 48951

Stephen A. Hrapkiewicz, Jr.                            Senior Vice President
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                                       Executive Vice President & Chief Distribution Officer
7601 Technology Way
Denver, CO 80237

Timo P. Kokko                                          Vice President
1 Corporate Way
Lansing, MI 48951

Everett W. Kunzelman                                   Vice President
1 Corporate Way
Lansing, MI 48951

Lynn W. Lopes                                          Vice President
1 Corporate Way
Lansing, MI 48951

Clark P. Manning, Jr.                                  President & Chief Executive Officer & Director
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                                        Senior Vice President, General Counsel & Secretary
1 Corporate Way
Lansing, MI 48951

Dean M. Miller                                         Vice President
1 Corporate Way
Lansing, MI 48951

Keith R. Moore                                         Vice President
1 Corporate Way
Lansing, MI 48951

Jacky Morin                                            Vice President
1 Corporate Way
Lansing, MI 48951

P. Chad Myers                                          Senior Vice President
1 Corporate Way
Lansing, MI 48951

J. George Napoles                                      Executive Vice President & Chief Administration
1 Corporate Way                                        Officer
Lansing, MI 48951

Mark D. Nerud                                          Vice President
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Russell E. Peck                                        Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn                                     Vice President
1 Corporate Way
Lansing, Michigan 48951

James B. Quinn                                         Vice President
1 Corporate Way
Lansing, MI 48951

William R. Schulz                                      Vice President
1 Corporate Way
Lansing, MI 48951

Kathleen M. Smith                                      Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang                                      Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha                                         Executive Vice President & Director
1 Corporate Way
Lansing, MI 48951

Robert M. Tucker, Jr.                                  Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Wells                                       Chief Operating Officer & Director
401 Wilshire Boulevard
Suite 1200
Santa Monica, CA 90401

Item 26.       Persons Controlled by or Under Common Control with the Depositor or Registrant.

Company                      State of Organization      Control/Ownership          Business Principal

Alcona Funding LLC           Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Berrien Funding LLC          Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Curian Clearing LLC          Michigan                   100% Jackson National      Broker/Dealer
(formerly, BH Clearing,                                 Life Insurance Company
LLC)

Brooke GP                    Delaware                   100% Brooke (Holdco 2)     Holding Company
                                                        Inc.                       Activities

Brooke LLC                   Delaware                   100% Prudential Four       Holding Company
                                                        Limited                    Activities

Brooke (Holdco 1) Inc.       Delaware                   100% Prudential (US        Holding Company
                                                        Holdco 3) BV               Activities

Brooke (Holdco 2) Inc.       Delaware                   100% Brooke (Holdco 1)     Holding Company
                                                        Inc.                       Activities

Brooke Holdings, LLC         Delaware                   100% Brooke Holdings       Holding Company
                                                        (UK) Limited               Activities

Brooke Holdings (UK)         United Kingdom             100% Holborn Delaware      Holding Company
Limited                                                 Corporation                Activities

Brooke Investment, Inc.      Delaware                   100% Brooke Holdings,      Investment Related
                                                        Inc.                       Company

Brooke Life Insurance        Michigan                   100% Brooke Holdings,      Life Insurance
Company                                                 Inc.

Brooke (Jersey) Limited      United Kingdom             100% Prudential One        Holding Company
                                                        Limited                    Activities

Calhoun Funding LLC          Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Crescent Telephone           Delaware                   100% Jackson National      Telecommunications
                                                        Life Insurance Company

Curian Capital, LLC          Michigan                   100% Jackson National      Registered Investment
                                                        Life Insurance Company     Advisor

Equestrian Pointe            Illinois                   100% Jackson National      Real Estate
Investors, L.L.C.                                       Life Insurance Company

Forty Partners #1, L.C.      Missouri                   100% Jackson National      Real Estate
                                                        Life Insurance Company

GCI Holding Corporation      Delaware                   70% Jackson National       Holding Company
                                                        Life Insurance Company     Activities

Hermitage Management, LLC    Michigan                   100% Jackson National      Advertising Agency
                                                        Life Insurance Company

Holborn Delaware LLC         Delaware                   100% Prudential Four       Holding Company
                                                        Limited                    Activities

IFC Holdings, Inc.           Delaware                   100% National Planning     Broker/Dealer
                                                        Holdings Inc.

Investment Centers of        Delaware                   100% IFC Holdings, Inc.    Broker/Dealer
America, Inc.

JNL Investors Series Trust   Massachusetts              100% Jackson National      Investment Company
                                                        Life Insurance Company

Jackson National Asset       Michigan                   100% Jackson National      Investment Adviser and
Management, LLC                                         Life Insurance Company     Transfer Agent

Jackson National Life        Bermuda                    100% Jackson National      Life Insurance
(Bermuda) Ltd.                                          Life Insurance Company

Jackson National Life        Delaware                   100% Jackson National      Advertising/Marketing
Distributors LLC                                        Life Insurance Company     Corporation and
                                                                                   Broker/Dealer

Jackson National Life        New York                   100% Jackson National      Life Insurance
Insurance Company                                       Life Insurance Company
of New York

JNLI LLC                     Delaware                   100% Jackson National      Tuscany Notes
                                                        Life Insurance Company

JNL Series Trust             Massachusetts              Common Law Trust with      Investment Company
                                                        contractual association
                                                        with Jackson National
                                                        Life Insurance Company
                                                        of New York

JNL Southeast Agency LLC     Michigan                   100% Jackson National      Insurance Agency
                                                        Life Insurance Company

JNL Variable Fund LLC        Delaware                   100% Jackson National      Investment Company
                                                        Separate Account - I

JNLNY Variable Fund I LLC    Delaware                   100% JNLNY Separate        Investment Company
                                                        Account I

Meadows NRH Associates,      Texas                      100% Meadows NRH, Inc.     Real Estate
L.P.

Meadows NRH, Inc.            Texas                      100% Jackson National      Real Estate
                                                        Life Insurance Company

National Planning            Delaware                   100% National Planning     Broker/Dealer and
Corporation                                             Holdings, Inc.             Investment Adviser

National Planning            Delaware                   100% Brooke Holdings,      Holding Company
Holdings, Inc.                                          Inc.                       Activities

Nicole Finance Inc.          Delaware                   100% Brooke GP             Holding Company
                                                                                   Activities

PGDS (US One) LLC            Delaware                   100% Jackson National      Holding Company
                                                        Life Insurance             Activities


PGDS (US Two) LLC            Delaware                   100% PGDS (US One) LLC     Holding Company
                                                                                   Activities

Piedmont Funding LLC         Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

PPM Holdings, Inc.           Delaware                   100% Brooke Holdings,      Holding Company
                                                        Inc.                       Activities

Prudential plc               United Kingdom             Publicly Traded            Financial Institution

Prudential Corporation       United Kingdom             100% Prudential Holdings   Holding Company
Holdings, Limited                                       Limited                    Activities

Prudential Holdings          Scotland                   100% Prudential plc        Holding Company
Limited                                                                            Activities

Prudential One Limited       United Kingdom             100% Prudential plc        Holding Company
                                                                                   Activities

Prudential Two Limited       United Kingdom             100% Prudential One        Holding Company
                                                        Limited                    Activities

Prudential Three Limited     United Kingdom             100% Prudential One        Holding Company
                                                        Limited                    Activities

Prudential Four Limited      United Kingdom             80% Prudential One         Holding Company
                                                        Limited, 10% Prudential    Activities
                                                        Two Limited, 10%
                                                        Prudential Three Limited

Prudential (US Holdco 1) BV  Netherlands                100% PUS Holdco 1 Limited  Holding Company
                                                                                   Activities

Prudential (US Holdco 2) BV  Netherlands                100% Prudential (US        Holding Company
                                                        Holdco 1) BV               Activities

Prudential (US Holdco 3) BV  Netherlands                100% Prudential (US        Holding Company
                                                        Holdco 2) BV               Activities

PUS Holdco 1 Limited         United Kingdom             100% Brooke LLC            Holding Company
                                                                                   Activities

PUS Holdco 2 Limited         Gibraltar                  100% Holborn Delaware LLC  Holding Company
                                                                                   Activities

SII Investments, Inc.        Wisconsin                  100% National Planning     Broker/Dealer
                                                        Holdings, Inc.


Item 27.   Number of Contract Owners as of March 30, 2007

           Qualified - 80,612
           Non-Qualified - 108,593

Item 28.         Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.         Principal Underwriter

       (a) Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account - I. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, and the JNLNY Separate Account IV.

       (b)        Directors and Officers of Jackson National Life Distributors
                  LLC:


Name and Business Address                               Positions and Offices with Underwriter

Michael A. Wells                                        Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                                       Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                                        Director, President and Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Nikhil Advani                                           Vice President
7601 Technology Way
Denver, CO 80237

Stephen M. Ash                                          Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach                                          Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker                                              Vice President
7601 Technology Way
Denver, CO 80237

Linda Baker                                             Vice President
7601 Technology Way
Denver, CO 80237

Janice Blanchard                                        Vice President
7601 Technology Way
Denver, CO 80237

William Britt                                           Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen                                             Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Greg Cicotte                                            Executive Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins                                           Vice President
7601 Technology Way
Denver, CO 80237

Robert DiNardo                                          Vice President
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald                                         Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley                                        Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez                                              Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant                                             Vice President
7601 Technology Way
Denver, CO 80237

Bonnie Howe                                             Vice President and Deputy General Counsel
7601 Technology Way
Denver, CO 80237

Thomas Hurley                                           Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones                                              Vice President
7601 Technology Way
Denver, CO 80237

Steve Kluever                                           Senior Vice President
7601 Technology Way
Denver, CO 80237

Brian Lane                                              Vice President
7601 Technology Way
Denver, CO 80237

James Livingston                                        Executive Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli                                           Vice President
7601 Technology Way
Denver, CO 80237

Susan McClure                                           Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle                                          Vice President
7601 Technology Way
Denver, CO 80237

Brooke Meyer                                            Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                                         Director and Secretary
1 Corporate Way
Lansing, MI 48951

Jack Mishler                                            Senior Vice President
7601 Technology Way
Denver, CO 80237

Peter Radloff                                           Vice President
7601 Technology Way
Denver, CO 80237

Justin Rafferty                                         Vice President
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury                                     Executive Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield                                      Vice President
7601 Technology Way
Denver, CO 80237

Greg Smith                                              Senior Vice President
7601 Technology Way
Denver, CO 80237

Sam Somuri                                              Vice President
7601 Technology Way
Denver, CO 80237

David Sprague                                           Senior Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky                                     Senior Vice President
7601 Technology Way
Denver, CO 80237

Doug Townsend                                           Vice President and Controller and FinOp
7601 Technology Way
Denver, CO 80237

C. Ray Trueblood                                        Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright                                           Vice President and Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright                                             Vice President
7601 Technology Way
Denver, CO 80237

         (c)

Name of Principal       Net Underwriting      Compensation on      Brokerage             Compensation
Underwriter             Discounts and         Redemption or        Commissions
                        Commissions           Annuitization

Jackson National Life   Not Applicable        Not Applicable       Not Applicable        Not Applicable
Distributors LLC

Item. 30.        Location of Accounts and Records

         Jackson National Life Insurance Company
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         Institutional Marketing Group Service Center
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         7601 Technology Way
         Denver, Colorado 80237

         Jackson National Life Insurance Company
         225 West Wacker Drive, Suite 1200
         Chicago, IL  60606

Item. 31.        Management Services

         Not Applicable

Item. 32.        Undertakings and Representations

       a. Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

       b. Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       c. Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

       d. Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

       e. The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this post-effective amendment and has caused this post-effective amendment to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 25th day of April, 2007.

Jackson National Separate Account - I
(Registrant)

Jackson National Life Insurance Company


By: THOMAS J. MEYER
    -------------------
    Thomas J. Meyer
    Senior Vice President, Secretary,
    and General Counsel

Jackson National Life Insurance Company
(Depositor)


By: THOMAS J. MEYER
    -------------------
    Thomas J. Meyer
    Senior Vice President, Secretary,
    and General Counsel

         As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

THOMAS J. MEYER*                                       April 25, 2007
-------------------                                    -----------------
Clark P. Manning, Jr., President, Chief
Executive Officer and Director

THOMAS J. MEYER*                                       April 25, 2007
-------------------                                    -----------------
Michael A. Wells, Director

THOMAS J. MEYER*                                       April 25, 2007
-------------------                                    -----------------
Andrew B. Hopping, Executive Vice President -
Chief Financial Officer and Director

THOMAS J. MEYER*                                       April 25, 2007
-------------------                                    -----------------
Robert A. Fritts, Senior Vice President
and Controller

THOMAS J. MEYER*                                       April 25, 2007
-------------------                                    -----------------
James R. Sopha, Executive Vice President and Director

* Thomas J. Meyer, Senior Vice President,
Secretary, General Counsel and Attorney-in-Fact


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Clark P. Manning, Jr., Andrew
B. Hopping, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee, and Anthony L. Dowling (each with power to act without the others) his attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns JNL Separate Account - I (033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128
and 333-136472), JNL Separate Account III (333-41153), JNL Separate Account IV (333-108433 and 333-118131), and JNL Separate Account V (333-70697), as well as any future separate accounts the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 2nd day of January, 2007.

CLARK P. MANNING, JR.
--------------------------------------
Clark P. Manning, Jr., President, Chief
Executive Officer and Director

MICHAEL A. WELLS
--------------------------------------
Michael A. Wells, Chief Operating Officer and Director

ANDREW B. HOPPING
--------------------------------------
Andrew B. Hopping, Executive Vice President,
Chief Financial Officer and Director

ROBERT A. FRITTS
--------------------------------------
Robert A. Fritts, Senior Vice President and
Controller

JAMES R. SOPHA
--------------------------------------
James R. Sopha, Executive Vice President, and Director


                                  EXHIBIT LIST

Exhibit No.  Description

5.o. Form of the Fifth Third Perspective Fixed and Variable Annuity Application, attached hereto as EX-5.o.

9.           Opinion and Consent of Counsel, attached hereto as EX-9.

10. Consent of Independent Registered Public Accounting Firm, attached hereto as EX-10.